Cover Page                                                                497(d)
                                                                       333-17663

INCENTIVE LIFE(SM)
A FLEXIBLE PREMIUM VARIABLE LIFE
INSURANCE POLICY


PROSPECTUS DATED MAY 1, 2000,
AS SUPPLEMENTED DECEMBER 29, 2000.


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its Portfolios.
--------------------------------------------------------------------------------

This prospectus describes many aspects of an Incentive Life policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Incentive Life. To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your financial professional can provide any further explanation about your policy.

WHAT IS INCENTIVE LIFE?

Incentive Life is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:

-------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS
-------------------------------------------------------------------------
Fixed income
-------------------------------------------------------------------------
o Alliance High Yield                o Alliance Money Market
o Alliance Intermediate              o Alliance Quality Bond
  Government Securities
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Domestic stocks
-------------------------------------------------------------------------
o EQ/Aggressive Stock(1)             o EQ/Evergreen
o Alliance Common Stock              o FI Mid Cap
o Alliance Growth and Income         o FI Small/Mid Cap Value(3)
o EQ/Alliance Premier Growth         o EQ/Janus Large Cap Growth
o Alliance Small Cap Growth          o MFS Emerging Growth Companies
o EQ/Alliance Technology             o MFS Growth with Income
o EQ/AXP New Dimensions              o MFS Research
o EQ/AXP Strategy Aggressive         o Mercury Basic Value Equity(4)
o Capital Guardian Research          o EQ/Putnam Growth & Income
o Capital Guardian U.S. Equity         Value
o EQ Equity 500 Index(2)             o T. Rowe Price Equity Income
-------------------------------------------------------------------------

-------------------------------------------------------------------------
International stocks
-------------------------------------------------------------------------
o Alliance Global                    o Morgan Stanley Emerging
o Alliance International               Markets Equity
                                     o T. Rowe Price International
                                       Stock
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Balanced/hybrid
-------------------------------------------------------------------------
o Alliance Conservative Investors    o EQ/Putnam Balanced
o Alliance Growth Investors          o EQ/Evergreen Foundation
o EQ/Balanced(5)                     o Mercury World Strategy(6)
-------------------------------------------------------------------------

(1)   Formerly named "Alliance Aggressive Stock"
(2)   Formerly named "Alliance Equity Index"
(3)   Formerly named "Warburg Pincus Small Company Value"
(4)   Formerly named "Merrill Lynch Basic Value Equity"
(5)   Formerly named "Alliance Balanced"
(6)   Formerly named "Merrill Lynch World Strategy"

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, a mutual fund. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.


OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) change the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.


Your financial professional can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Incentive Life or another policy may not be to your advantage.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                         72814 R

CONTENTS OF THIS PROSPECTUS

2  CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------

INCENTIVE LIFE

--------------------------------------------------------------------------------
What is Incentive Life?                                                    Cover
Who is Equitable Life?                                                         4
How to reach us                                                                5
Charges and expenses you will pay                                              7
Risks you should consider                                                     11

--------------------------------------------------------------------------------
1  POLICY FEATURES AND BENEFITS                                               12
--------------------------------------------------------------------------------
How you can pay for and contribute to your policy                             12
The minimum amount of premiums you must pay                                   12
You can guarantee that your policy will not terminate before a certain date   13
You can elect a "paid up" death benefit guarantee                             15
Investment options within your policy                                         16
About your life insurance benefit                                             17
You can increase or decrease your insurance coverage                          18
Other benefits you can add by rider                                           19
Your options for receiving policy proceeds                                    20
Your right to cancel within a certain number of days                          21
Variations among Incentive Life policies                                      21
Other Equitable Life policies                                                 21

--------------------------------------------------------------------------------
2  DETERMINING YOUR POLICY'S VALUE                                            22
--------------------------------------------------------------------------------
Your account value                                                            22

--------------------------------------------------------------------------------
3  TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS                       23
--------------------------------------------------------------------------------
Transfers you can make                                                        23
Telephone and EQAccess transfers                                              23
Our dollar cost averaging service                                             23
Our asset rebalancing service                                                 24

--------------------------------------------------------------------------------

"We," "our" and "us" refer to Equitable Life. "Financial professional" means the registered representative who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

We do not offer Incentive Life in all states. This prospectus does not offer Incentive Life anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.

3  CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4  ACCESSING YOUR MONEY                                                       25
--------------------------------------------------------------------------------
Borrowing from your policy                                                    25
Making withdrawals from your policy                                           26
Surrendering your policy for its net cash surrender value                     27
Your option to receive a living benefit                                       27

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5  TAX INFORMATION                                                            28
--------------------------------------------------------------------------------
Basic tax treatment for you and your beneficiary                              28
Tax treatment of distributions to you                                         28
Tax treatment of living benefit proceeds                                      30
Effect of policy on interest deductions taken by business entities            30
Requirement that we diversify investments                                     30
Estate, gift, and generation-skipping taxes                                   31
Pension and profit-sharing plans                                              31
Other employee benefit programs                                               31
ERISA                                                                         31
Our taxes                                                                     31
When we withhold taxes from distributions                                     32
Possibility of future tax changes                                             32

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6  MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY                33
--------------------------------------------------------------------------------
Ways to make premium and loan payments                                        33
Requirements for surrender requests                                           33
Ways we pay policy proceeds                                                   33
Assigning your policy                                                         33
Dates and prices at which policy events occur                                 33
Policy issuance                                                               35
Gender-neutral policies                                                       35

--------------------------------------------------------------------------------
7  MORE INFORMATION ABOUT OTHER MATTERS                                       37
--------------------------------------------------------------------------------
Your voting privileges                                                        37
About our Separate Account FP                                                 37
About our general account                                                     38
You can change your policy's insured person                                   38
Transfers of your account value                                               38
Telephone and EQAccess requests                                               39
Deducting policy charges                                                      39
Customer loyalty credit                                                       40
Suicide and certain misstatements                                             41
When we pay policy proceeds                                                   41
Changes we can make                                                           41
Reports we will send you                                                      42
Legal proceedings                                                             42
Illustrations of policy benefits                                              42
SEC registration statement                                                    42
How we market the policies                                                    42
Insurance regulation that applies to Equitable Life                           43
Directors and principal officers                                              44

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8  FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE             52
--------------------------------------------------------------------------------
Separate Account FP financial statements                                   FSA-1
Equitable Life financial statements                                          F-1

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I - Investment performance record                                            A-1
II - Our data on market performance                                          B-1
III - An index of key words and phrases                                      C-1

--------------------------------------------------------------------------------
EQ ADVISORS TRUST PROSPECTUS  (follows after page C-1 of this prospectus, but is not a part of this prospectus)
--------------------------------------------------------------------------------

WHO IS EQUITABLE LIFE?

4  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------

We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $417.4 billion in assets as of September 30, 2000. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.


                       As supplemented December 29, 2000.

5  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you can contact us


---------------------------------------------------------------
BY MAIL:
---------------------------------------------------------------
at the Post Office Box for our Administrative Office:
P.O. Box 1047
Charlotte, North Carolina 28201-1047

---------------------------------------------------------------
BY EXPRESS DELIVERY ONLY:
---------------------------------------------------------------
at the Street Address for our Administrative Office:
Equitable Life-National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277

---------------------------------------------------------------
BY TOLL-FREE PHONE:
---------------------------------------------------------------
1-888-855-5100 (automated system available 22 hours a day, from 6 AM to 4 AM, Eastern Time; customer service representative available weekdays 8 AM to 9 PM, Eastern
Time)


---------------------------------------------------------------
BY E-MAIL:
---------------------------------------------------------------
life-service@equitable.com


---------------------------------------------------------------
BY FAX:
---------------------------------------------------------------
1-704-540-9714


---------------------------------------------------------------
BY INTERNET:
---------------------------------------------------------------
Our Web site (www.equitable.com) can also provide
information; some of the forms listed below are available for you to print out through our Web site by clicking on
"Contact Us." You can also access your policy information through our Web site by enrolling in EQAccess.
---------------------------------------------------------------

We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for dollar cost averaging (our automatic transfer service);

(2) authorization for telephone transfers by a person who is not both the insured person and the owner;

(3) request for asset rebalancing; and

(4) designation of new policy owner(s).

We also have specific forms that we recommend you use for the following:

(a) policy surrenders;

(b) address changes;

(c) beneficiary changes;

(d) transfers between investment options; and

(e) changes in allocation percentages for premiums and deductions.

You can change your allocation percentages and/or transfer among investment options (1) by toll-free phone or (2) over the Internet, through EQAccess. This feature is anticipated to be available in EQAccess by the end of 2000. For more information about transaction requests you can make by phone or over the Internet, see "Telephone and EQAccess transfers" and "Telephone and EQAccess requests" later in this prospectus.

Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our

6  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------

procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

We reserve the right to limit access to telephone, Internet or fax services if we determine that you are engaged in a market timing strategy. See "Transfer of your account value - Market timing" later in this prospectus.

CHARGES AND EXPENSES YOU WILL PAY

7  CHARGES AND EXPENSES YOU WILL PAY
--------------------------------------------------------------------------------

TABLE OF POLICY CHARGES

This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" later in this prospectus.

----------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Premium charge                      (a) 6% of each premium payment you make up to a certain
AMOUNTS YOU CONTRIBUTE                                          amount1 and (b) 3% of each premium payment thereafter
TO YOUR POLICY:                                                 (which we may increase up to 6%)(2)
----------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Administrative charge(3)            (i) For adults (age 18 and older), $20 in each of your
YOUR POLICY'S VALUE EACH                                        policy's first 12 months; or, for children, $10 in each of
MONTH:                                                          your policy's first 24 months and (ii) for everyone, $7 in each subsequent month (which we may increase up
                                                                to $10)
                            ------------------------------------------------------------------------------------------------
                            Cost of insurance charges(3) and    Amount varies depending on the specifics of your policy(4)
                            Optional rider charges
                            ------------------------------------------------------------------------------------------------
                            Charge if you have elected our      $.02 for each $1,000 of your policy's face amount at the
                            optional enhanced death             time the charge is deducted(5)
                            benefit guarantee
----------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Mortality and expense               .60% (effective annual rate) of the value you have in our
YOUR POLICY'S VARIABLE      risk charge                         variable investment options (we may increase this rate up
INVESTMENT PERFORMANCE                                          to .90%)(6)
EACH DAY:
----------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Surrender (turning in) of your      A surrender charge that will not exceed the amount set
YOUR ACCOUNT VALUE AT THE   policy during its first 15 years    forth in your policy(7) (we will also deduct the remaining
TIME OF THE TRANSACTION:                                        amount of surrender charge associated with any face
                                                                amount increase, as discussed immediately below)
                            ------------------------------------------------------------------------------------------------
                            Surrender of your policy during     An amount of surrender charge that we will compute on
                            the first 15 years after you have   essentially the same basis as if each such face amount
                            requested an increase in your       increase had been a separate, newly-issued Incentive Life
                            policy's face amount                policy(8)
                            ------------------------------------------------------------------------------------------------
                            Requested decrease in your          A pro rata portion of the full surrender charge that would
                            policy's face amount                apply to a surrender at the time of the decrease
----------------------------------------------------------------------------------------------------------------------------

8  CHARGES AND EXPENSES YOU WILL PAY
--------------------------------------------------------------------------------

(1) Up to an amount equal to ten "target premiums." The "target premium" is actuarially determined for each policy, based on that policy's characteristics.

(2) The Illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates of these and any other charges, based on various assumptions. We may increase this charge higher than 6%, however, as a result of changes in the tax laws which increase our expenses.

(3) Not applicable after the insured person reaches age 100.

(4) See "Monthly cost of insurance charge" and "Other benefits you can add by rider" later in this prospectus.

(5) The "face amount" is the basic amount of insurance coverage under your policy.

(6) This charge does not apply to amounts in our guaranteed interest option.

(7) Beginning in your policy's ninth year, this amount declines at a constant rate each month until no surrender charge applies to surrender made after the policy's 15th year. The initial amount of surrender charge depends on each policy's specific characteristics. For any policy, the lowest initial surrender charge per $1,000 of initial face amount would be $2.91, and the highest initial surrender charge per $1,000 of initial face amount would be $12.99.

(8) This additional surrender charge, however, applies only to the amount (if any) by which the increase causes the face amount to exceed its highest previous amount. For these purposes, we disregard any face amount changes that we make automatically as a result of any change in your death benefit option.

9  CHARGES AND EXPENSES YOU WILL PAY
--------------------------------------------------------------------------------

YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:

This table shows the fees and expenses paid by each Portfolio for the year ended December 31, 1999. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.



--------------------------------------------------------------------------------------------------------------------------------
                                                                                 1999 FEES AND EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL        FEE WAIVERS     NET TOTAL
                                               MANAGEMENT                   OTHER         ANNUAL      AND/OR EXPENSE     ANNUAL
                                                 FEE(1)     12b-1 FEE     EXPENSES(2)    EXPENSES   REIMBURSEMENTS(3)   EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              0.60%         0.25%         0.04%         0.89%            -             0.89%
EQ/Balanced                                      0.57%         0.25%         0.05%         0.87%            -             0.87%
Alliance Common Stock                            0.46%         0.25%         0.04%         0.75%            -             0.75%
Alliance Conservative Investors                  0.60%         0.25%         0.07%         0.92%            -             0.92%
Alliance Global                                  0.73%         0.25%         0.09%         1.07%            -             1.07%
Alliance Growth & Income                         0.59%         0.25%         0.05%         0.89%            -             0.89%
Alliance Growth Investors                        0.57%         0.25%         0.05%         0.87%            -             0.87%
Alliance High Yield                              0.60%         0.25%         0.05%         0.90%            -             0.90%
Alliance Intermediate Government Securities      0.50%         0.25%         0.07%         0.82%            -             0.82%
Alliance International                           0.85%         0.25%         0.20%         1.30%            -             1.30%
Alliance Money Market                            0.34%         0.25%         0.05%         0.64%            -             0.64%
EQ/Alliance Premier Growth(4)                    0.90%         0.25%         0.23%         1.38%         0.23%            1.15%
Alliance Quality Bond                            0.53%         0.25%         0.05%         0.83%            -             0.83%
Alliance Small Cap Growth(5)                     0.75%         0.25%         0.07%         1.07%            -             1.07%
EQ/Alliance Technology(6)                        0.90%         0.25%         0.10%         1.25%         0.10%            1.15%
EQ/AXP New Dimensions(7)                         0.65%         0.25%         0.09%         0.99%         0.04%            0.95%
EQ/AXP Strategy Aggressive(7)                    0.70%         0.25%         0.09%         1.04%         0.04%            1.00%
Capital Guardian Research(4)                     0.65%         0.25%         0.47%         1.37%         0.42%            0.95%
Capital Guardian U.S. Equity(4)                  0.65%         0.25%         0.34%         1.24%         0.29%            0.95%
EQ Equity 500 Index                              0.25%         0.25%         0.05%         0.55%            -             0.55%
EQ/Evergreen                                     0.65%         0.25%         1.87%         2.77%         1.82%            0.95%
EQ/Evergreen Foundation                          0.60%         0.25%         1.07%         1.92%         0.97%            0.95%
FI Mid Cap(7)                                    0.70%         0.25%         0.09%         1.04%         0.04%            1.00%
FI Small/Mid Cap Value                           0.75%         0.25%         0.24%         1.24%         0.14%            1.10%
EQ/Janus Large Cap Growth(7)                     0.90%         0.25%         0.10%         1.25%         0.10%            1.15%
Mercury Basic Value Equity                       0.60%         0.25%         0.17%         1.02%         0.07%            0.95%
Mercury World Strategy                           0.70%         0.25%         0.46%         1.41%         0.21%            1.20%
MFS Emerging Growth Companies                    0.65%         0.25%         0.17%         1.07%         0.07%            1.00%
MFS Growth with Income                           0.60%         0.25%         0.37%         1.22%         0.27%            0.95%
--------------------------------------------------------------------------------------------------------------------------------

                        As supplemented December 29, 2000

10  CHARGES AND EXPENSES YOU WILL PAY
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                                                 1999 FEES AND EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL        FEE WAIVERS     NET TOTAL
                                               MANAGEMENT                   OTHER         ANNUAL      AND/OR EXPENSE     ANNUAL
                                                 FEE(1)     12b-1 FEE     EXPENSES(2)    EXPENSES   REIMBURSEMENTS(3)   EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
MFS Research                                     0.65%         0.25%         0.17%         1.07%           0.12%          0.95%
Morgan Stanley Emerging Markets Equity           1.15%         0.25%         1.00%         2.40%           0.65%          1.75%
EQ/Putnam Balanced                               0.60%         0.25%         0.28%         1.13%           0.23%          0.90%
EQ/Putnam Growth & Income Value                  0.60%         0.25%         0.16%         1.01%           0.06%          0.95%
T. Rowe Price Equity Income                      0.60%         0.25%         0.21%         1.06%           0.11%          0.95%
T. Rowe Price International Stock                0.85%         0.25%         0.30%         1.40%           0.15%          1.25%
--------------------------------------------------------------------------------------------------------------------------------

(1) The management fees shown reflect revised management fees, effective on or about May 1, 2000, which were approved by shareholders. The management fees shown for FI Small/Mid Cap Value, EQ/Putnam Balanced, EQ/Putnam Growth & Income Value and T. Rowe Price International Stock do not reflect the waiver of a portion of each Portfolio's investment management fees that is currently in effect. The management fee for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(2) On October 18, 1999 the Alliance Portfolios (including EQ Equity 500 Index and other than EQ/Alliance Premier Growth and EQ/Alliance Technology) became part of EQ Advisors Trust. Other Expenses for these Portfolios have been restated to reflect the estimated expenses that would have been incurred, had these Portfolios been portfolios of EQ Advisors Trust for the full year ended December 31, 1999. The restated expenses reflect an increase of 0.01% for each of these Portfolios.

(3) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to certain Portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. Portfolios that show "-" in this column have no expense limitation arrangement in effect. See the EQ Advisors Trust prospectus for more information about the Expense Limitation Agreement. The expense limitations for MFS Emerging Growth Companies, MFS Growth with Income, MFS Research, Mercury Basic Value Equity, EQ/Putnam Growth & Income Value, T. Rowe Price Equity Income, T. Rowe Price International Stock and FI Small/Mid Cap Value Portfolios reflect an increase effective on May 1, 2000. The expense limitation for the EQ/Evergreen Portfolio reflects a decrease effective on May 1, 2000.

(4) Initial seed capital was invested in the EQ/Alliance Premier Growth, Capital Guardian Research and Capital Guardian U.S. Equity Portfolios on April 30, 1999; thus, Other Expenses for the Portfolios have been estimated.

(5) Prior to October 18, 1999, Total Annual Expenses for the Alliance Small Cap Growth Portfolio were limited to 1.20% under an expense limitation arrangement which is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1999, absent the expense limitation arrangement.

(6) Expenses shown are based on annualized estimates for 2000. Initial seed capital was invested in the EQ/Alliance Technology Portfolio on May 2, 2000.

(7) Initial seed capital was invested in the EQ/AXP New Dimensions, EQ/AXP Strategy Aggressive, FI Mid Cap and EQ/Janus Large Cap Growth on September 1, 2000.

                        As supplemented December 29, 2000

RISKS YOU SHOULD CONSIDER

11  RISKS YOU SHOULD CONSIDER
--------------------------------------------------------------------------------

HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.

CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" below); (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) make a charge of up to $25 for each transfer among investment options that you make.

Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, premium payments, expenses and taxes. Any changes in charges may apply to then outstanding policies, as well as to new policies, but we will not raise any charges above any maximums discussed in this prospectus and shown in your policy.

Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o We can increase certain charges without your consent, within limits stated in your policy.

o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

1
POLICY FEATURES AND BENEFITS

12  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

Incentive Life is a variable life insurance policy that provides you with flexible payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive in this 'base policy' are described below.

You can also add riders to your base policy that can increase the benefits you receive and affect the amounts you pay in certain circumstances. Those riders, including the Incentive Term rider and Ten-year term insurance rider, are discussed in "Other benefits you can add by rider" below.

HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like, so long as you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
--------------------------------------------------------------------------------

LIMITS ON PREMIUM PAYMENTS. The federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to the amount of your policy's insurance coverage). Also, if your premium payments exceed certain other amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" below. We may return any premium payments that would exceed those limits to you.

You can ask your financial professional to provide you with an illustration of policy benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay.

If at any time when your policy's account value is high enough that the alternative death benefit discussed below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with adequate evidence that he/she continues to meet our requirements for issuing insurance.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amount of premiums is not mandatory. Rather, you need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough "net cash surrender value" to pay your policy's monthly charges when due unless

o you have paid sufficient premiums to maintain one of our available guarantees against termination and your policy is still within the period of that guarantee (see "You can guarantee that your policy will not terminate before a certain date" below) or

o you have elected the "paid up" death benefit guarantee and it remains in effect (see "You can elect a "paid up" death benefit guarantee" below).

("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" below.)

                        As supplemented December 29, 2000

13  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

--------------------------------------------------------------------------------
Your policy will terminate if you don't either (i) pay enough premiums to pay the charges we deduct or (ii) maintain in effect one or more of our other guarantees that can keep your policy from terminating. However, we will first send you a notice and give you a chance to pay any shortfall.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," below.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.


YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

You can generally guarantee that your policy will not terminate for a number of years by paying at least certain amounts of premiums. We call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. In most states you have three options for how long the guarantee will last. One of these options is discussed below under "Enhanced death benefit guarantee." The other two guarantee options are as follows:


(1) a guarantee for the first 5 years of your policy (the policy calls this the "no-lapse guarantee")

                                       or

(2) a guarantee until the insured reaches age 70, but in no case less than 10 years (the policy calls this the "death benefit guarantee").

In some states, these guarantees may be unavailable, limited to shorter periods, or referred to by different names.


If your policy is issued with the Incentive Term rider, the "death benefit guarantee" is not available. See "Other benefits you can add by rider" below for more information.


We make no extra charge for either of these two guarantees against policy termination. However, in order for either of those guarantees to be available, you must have satisfied the "guarantee premium test" (discussed below) and you must not have any outstanding policy loans. In this connection, maintaining the "age 70/10 year" guarantee against policy termination (where available) will require you to pay more premiums than maintaining only the 5-year guarantee.

--------------------------------------------------------------------------------
In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not terminate for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
--------------------------------------------------------------------------------

GUARANTEE PREMIUM TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for either of the two above-listed guarantee options that are then available under your policy. If it does, your policy will not lapse, provided that you have no policy loans outstanding (or you repay all of such loans before the end

                        As supplemented December 29, 2000

14  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

of the 61-day grace period mentioned above) and provided that the period of the corresponding guarantee has not expired.

When we calculate the cumulative amount of guarantee premiums due for the two above-listed guarantee options, we compound each amount at a 4% annual interest rate from its due date through the date of the calculation. (This interest rate is purely for purposes of determining whether you have satisfied the guarantee test for an available duration. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain a guarantee against termination will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

ENHANCED DEATH BENEFIT GUARANTEE. On your application for a policy, you may elect an enhanced death benefit guarantee rider, that will guarantee your policy against termination for a longer period of time than either of the two guarantee options described above. If elected, a monthly charge of $.02 per $1,000 of the policy's face amount is deducted from your account value for this guarantee. To elect this feature, all of your policy's account value must be allocated to our variable investment options.

While the enhanced death benefit guarantee is in effect, your policy will not lapse, even if your net cash surrender value is insufficient to pay a monthly deduction that has become due, as long as you do not have an outstanding loan (or you repay the loan within the 61-day grace period). This guarantee is available for the following periods:

(a) If you have always chosen death benefit Option A, for the life of the insured person; or

(b) If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of the date the insured person reaches age 80 or the end of the 15th year of the policy.


This option is not available in all states. It is not available if your policy is issued with the Incentive Term rider.


If you have elected the enhanced death benefit guarantee, we test on each policy anniversary to see if the required premium (the enhanced death benefit "guarantee premium") has been paid. (The enhanced guarantee premium will be set forth on page 3 of your policy.) The required premium has been paid if the total of all premiums paid, less all withdrawals, is at least equal to the total of all enhanced guarantee premiums due to date. (In this comparison, unlike the test for the shorter duration guarantees discussed above, we do not compound these amounts using any hypothetical interest rate.)

If the required premium has not been paid as of any policy anniversary, we will mail you a notice requesting that you send us the shortfall. If we do not receive this additional premium, the enhanced death benefit guarantee will terminate. The enhanced death benefit guarantee also will terminate if you request that we cancel it, or if you allocate any value to our guaranteed interest option. If the enhanced death benefit guarantee terminates, the related charge terminates, as well. Once terminated, this guarantee can never be reinstated or restored.

GUARANTEE PREMIUMS. The amount of the guarantee premiums for each of the guarantees discussed above is set forth in your policy if that guarantee is available to you. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. Certain additional benefit riders will cause the guarantee premiums to increase after policy issue. The guarantee premiums also may change if, for example, you make policy changes that increase or decrease the face amount of the policy or a rider, add or eliminate a rider, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a guarantee period beyond its original number of years.

                        As supplemented December 29, 2000

15  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

We will not bill you separately for guarantee premiums. If you want to be billed, therefore, you must select a planned periodic premium that at least equals the guarantee premium that you plan to pay. If you wish your bills for planned periodic premiums to cover your guarantee premiums, please remember to change your planned periodic premium amount, as necessary, if you take any action that causes your guarantee premiums to change.

YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

In most states, you may elect to take advantage of our "paid up death benefit guarantee" at any time after the fourth year of your policy. If you elect the paid up death benefit guarantee, we may initially reduce your policy's face amount (see below). Thereafter, your policy will not lapse and the death benefit will never be less than the face amount, so long as the guarantee remains in effect. The guarantee will terminate, however, if (i) at any time following the election, any outstanding policy loans and accrued loan interest, together with any then applicable surrender charge, exceed your policy's account value or if
(ii) you request us to terminate the election.

In order to elect the paid up death benefit guarantee:


o you must have death benefit "Option A" in effect (see "About your life insurance benefit" below);

o you must terminate any riders to your policy that carry additional charges, including the Incentive Term rider;

o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification; and

o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.


If your policy is issued with the Incentive Term rider, the "paid up" death benefit guarantee is only available with respect to the base coverage.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your account value stayed the same, the calculation under clause (b) above would be lower the longer your policy is outstanding.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). See "Charges and expenses you will pay" above.

OTHER EFFECTS OF THIS GUARANTEE. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you can pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.

Partial withdrawals while the paid up death benefit guarantee is in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making withdrawals from your policy" below), except that:

o We may decline your request for a partial withdrawal (or any other policy change) under the circumstances described in the paid up death benefit guarantee policy endorsement. If this occurs, you may wish to consider asking us to terminate the paid up death benefit guarantee.

                        As supplemented December 29, 2000

16  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

o Partial withdrawals (and any distributions we may be required to make for tax purposes) will generally reduce your policy's face amount by more than the amount of the withdrawal.

Election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax treatment of distributions to you" below. You should consult your tax advisor before making this election.

INVESTMENT OPTIONS WITHIN YOUR POLICY

We will initially put all amounts which you have allocated to variable investment options into our Alliance Money Market investment option. On the first business day following the twentieth day after your policy is issued (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

--------------------------------------------------------------------------------
You can choose among variable investment options
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. The advisors who make the investment decisions for each Portfolio are as follows:

o Alliance Capital Management L.P. (for each "Alliance" or "EQ/Alliance" option and for EQ Equity 500 Index option; also, jointly advises EQ/Aggressive Stock and EQ/Balanced)

o   American Express Financial Corporation (for the "EQ/AXP" options)

o Bankers Trust Company advises the EQ International Equity Index and the EQ Small Company Index options.

o Capital Guardian Trust Company (for the "Capital Guardian" options; also, jointly advises EQ/Balanced)

o   Evergreen Asset Management Corp. (for the "EQ/Evergreen" options)

o   Fidelity Management & Research Company ( for the "FI" options)

o   Janus Capital Corporation (for the "EQ/Janus" option)

o   Jennison Associates LLC (jointly advises EQ/Balanced)

o Massachusetts Financial Services Company (for the "MFS" options; also, jointly advises EQ/Aggressive Stock)

o   Mercury Advisors (for both "Mercury" options)

o   Morgan Stanley Asset Management Inc. (for the "Morgan Stanley" option)

o   Prudential Investments Fund Management LLC (jointly advises EQ/Balanced)

o   Putnam Investment Management, Inc. (for both "EQ/Putnam" options)

o   T. Rowe Price International, Inc. (for both "T. Rowe Price" options)

Each Portfolio is a part of EQ Advisors Trust. Equitable Life serves as investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the above-listed advisors with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisors. (Prior to September 1999, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.) You will find other important information about each Portfolio in the separate prospectus for EQ Advisors Trust

                        As supplemented December 29, 2000

17  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account".)

--------------------------------------------------------------------------------
We will pay at least 3% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT


YOUR POLICY'S FACE AMOUNT. In your application to buy an Incentive Life policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $50,000 is the smallest amount of coverage you can request.

If you are applying for $1.1 million or more of coverage, you should consider whether it would be to your advantage to take out some of your coverage under our Incentive Term rider. This rider generally provides fewer guarantees and lower charges. See "Other benefits you can add by rider" below.


--------------------------------------------------------------------------------
If the insured person dies, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
--------------------------------------------------------------------------------

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is

o Option A - THE POLICY'S FACE AMOUNT on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                       or

o Option B - THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" below.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age. Representative percentages are as follows:

--------------------------------------------------------------------------------
If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AGE*     40          45         50          55          60          65
         AND UNDER
--------------------------------------------------------------------------------
 %       250%        215%       185%        150%        130%        120%
--------------------------------------------------------------------------------
          70         75-95      99-OVER
--------------------------------------------------------------------------------
 %       115%        105%       101%
--------------------------------------------------------------------------------
* For the then-current policy year.

                        As supplemented December 29, 2000

18  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any remaining policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefit rider. We reduce it by the amount of the living benefit payment plus interest. See "Your option to receive a living benefit" below.

--------------------------------------------------------------------------------
You can request a change in your death benefit option any time after the second year of the policy.
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Changes from Option A to Option B are not permitted once the insured person reaches age 81.

If you change from Option B to A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.


If the alternative death benefit (discussed above) is higher than the base policy's death benefit at the time of the change in death benefit option,

o we will determine the new base policy face amount somewhat differently from the general procedures described above, and

o we will automatically reduce the face amount of any Incentive Term rider that you then have in effect (we discuss the Incentive Term rider below under "Other benefits you can add by rider").


We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" below, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an increase or decrease in face amount.

YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

If the face amount increase endorsement is issued with your policy, you may increase the life insurance coverage under your policy by requesting an increase in your policy's face amount. You can do so any time after the first year of your policy. You may request a decrease in your policy's face amount any time after the second year of your policy. The requested increase or decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.

We can refuse any requested increase or decrease. We will not approve any increase or decrease if we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy. We will also not approve a face amount increase if the insured person has reached age 81. The following additional conditions also apply:

FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of

                        As supplemented December 29, 2000

19  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

surrender charge and guarantee premiums under your policy for the face amount increase, reflecting the amount of additional coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly insurance charge we make for the amount of the increase will be based on the age and other insurance risk characteristics of the insured person at the time of the increase. If we refuse a requested face amount increase because the insured person's risk characteristics have become less favorable, we may issue the additional coverage as a separate Incentive Life policy with a different insurance risk classification. In that case, we would waive the monthly administrative charge that otherwise would apply to that separate policy.

FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy. Assuming you have not previously changed the face amount, the amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy.

We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time of the decrease in order to decrease your policy's face amount. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future on account of a prior decrease in face amount.

OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:


o term insurance on the insured person (Ten-year term insurance or Incentive Term Rider)

o   disability waiver benefits


o   accidental death benefit

o   option to purchase additional insurance


o   cost-of-living rider

o   children's term insurance

o   ten-year term insurance on an additional insured person

Equitable Life or your financial professional can provide you with more information about these riders. Some of these riders may only be selected at issue. Some benefits are not available in combination with others. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

THE INCENTIVE TERM RIDER. The Incentive Term rider allows you to purchase additional coverage on the insured person if the face amount of your base Incentive Life policy is $1,000,000 or more. Choosing term coverage under this rider in lieu of coverage under your base Incentive Life policy can reduce your total charges. Our "cost of insurance" charges under the Incentive Term rider are


                        As supplemented December 29, 2000

20  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------


currently lower than they are for coverage under the base policy, and this coverage does not have surrender charges. We reserve the right to raise the insurance rates for this rider at any time so that they exceed the rates for the base policy. But rates for the term rider will not be raised above the maximum rates we are permitted to charge under your base policy.

If your policy is issued with an Incentive Term rider, the "death benefit guarantee" and the "enhanced" death benefit guarantee are not available. Further, the "paid up" death benefit guarantee is only available with respect to the base coverage. Therefore, if any of these death benefit guarantees is your priority, you should not take any coverage under the Incentive Term rider.

If you request a face amount decrease or a partial withdrawal that results in a face amount decrease or a face amount increase, we will adjust your base policy face amount and your Incentive Term rider face amount proportionately, so that the ratio between the two remains the same.

Any change in the death benefit option will not change the Incentive Term rider's face amount, unless the alternative death benefit is in effect. If it is, any change in your death benefit option will cause your Incentive Term rider's face amount to be automatically reduced as discussed above under "Change of death benefit option" in "Policy Features and Benefits."

When the alternative death benefit becomes applicable, the death benefit under the base policy is increased and the death benefit under the Incentive Term rider is automatically reduced by the same amount (but not below zero).

THE OPTION TO PURCHASE ADDITIONAL INSURANCE. The option to purchase additional insurance rider permits you to purchase additional coverage on the insured person, without evidence of insurability, if specified events occur.

THE COST-OF-LIVING RIDER. The cost-of-living rider provides for scheduled automatic face amount increases that, within limits, reflect increases in the Consumer Price Index. These automatic face amount increases will result in a prospective increase in your guarantee premiums and an additional surrender charge, in the same manner as would any other face amount increase you request.


See also "Tax information" below for certain possible tax consequences of face amount increases or adding or deleting riders.

YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the insured person dies. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. Equitable Life or your financial professional can provide you with samples of such contracts on request.

--------------------------------------------------------------------------------
You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
--------------------------------------------------------------------------------

If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access AccountTM") that we will automatically open for the beneficiary. The beneficiary will have immediate access to

                        As supplemented December 29, 2000

21  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," below. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.

PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).

To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.

VARIATIONS AMONG INCENTIVE LIFE POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

Equitable Life also may vary the charges and other terms of Incentive Life where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life. We will make such variations only in accordance with uniform rules that we establish.

Equitable Life or your financial professional can advise you about any variations that may apply to your policy.

OTHER EQUITABLE LIFE POLICIES

We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. You can contact us to find out more about any other Equitable Life insurance policy.

                        As supplemented December 29, 2000

2
DETERMINING YOUR POLICY'S VALUE

22  DETERMINING YOUR POLICY'S VALUE
--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE

As set forth above, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" below. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account.") These amounts are subject to certain charges discussed in "Charges and expenses you will pay."

--------------------------------------------------------------------------------
Your account value will be credited with the same returns as are achieved by the Portfolios (or guaranteed interest option) that you select, but will also be reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values will be reduced, however, by the amount of the mortality and expense risk charge for that period (see "Table of policy charges" in "Charges and expenses you will pay" above). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit (these restricted amounts may be referred to in your policy as "liened policy amounts"). See "Your option to receive a living benefit" below. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate. The mortality and expense risk charge mentioned above does not apply to our guaranteed interest option.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described above for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

3
TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

23  TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS
--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------

After your policy's Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office, you can make a telephone request or you can make a request over the Internet (see below).

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

TRANSFER CHARGE. We do not currently make any charge for transfers. We reserve the right, however, to impose up to a $25 charge for each transfer you make. This charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed investment option, or to any transfer pursuant to our dollar cost averaging or asset rebalancing service, as discussed below.

TELEPHONE AND EQACCESS TRANSFERS

TELEPHONE TRANSFERS. You can make telephone transfers by following one of two procedures:

o if you are both the policy's insured person and its owner, by calling 1-888-855-5100 (toll free) from a touch tone phone; or

o if you are not both the insured person and owner, by sending us a signed telephone transfer authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

For more information see "Telephone and EQAccess requests" later in this prospectus. We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.

EQACCESS TRANSFERS. By the end of 2000, we anticipate that you will be able to make transfers over the Internet. You may do this by visiting our Web site and enrolling in EQAccess. This service may not always be available. Generally, the restrictions relating to telephone transfers apply to EQAccess transfers.

MARKET TIMING. We reserve the right to limit your access to telephone or EQAccess transfers if we determine that you are engaged in a market timing strategy. See "Transfers of your account value - Market timing" later in this prospectus.

OUR DOLLAR COST AVERAGING SERVICE

We offer a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term.

24    TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Using the dollar cost averaging service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------

Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the Alliance Money Market option to our other variable investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the Alliance Money Market option is depleted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service.

OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for up to eight variable investment options. The allocation percentage you specify for each variable investment option selected must be at least 5% (whole percentage only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.

4
ACCESSING YOUR MONEY

25  ACCESSING YOUR MONEY
--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefit payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" below.

--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o   you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o   we do not count the collateral when we compute our customer loyalty credit;
    and

o   the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) In no event, however, will the loan interest rate be greater than 15%. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already outstanding (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because we first offered Incentive Life policies in 1999 the interest rate differential has not yet been eliminated under any outstanding policies.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully

26  ACCESSING YOUR MONEY
--------------------------------------------------------------------------------

repaid) we contribute that interest to your policy's investment options in the same proportions as if it were a premium payment.

EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up guaranteed death benefit to terminate or may cause any other guarantee against termination to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.

MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

--------------------------------------------------------------------------------
You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of withdrawals, however, do not result in our deducting any portion of any then remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed above) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not then in effect. Please also remember that a partial withdrawal reduces the amount of your premium payments that counts toward maintaining our other guarantees against termination, as well.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.

27  ACCESSING YOUR MONEY
--------------------------------------------------------------------------------

A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due.

SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" above.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.

YOUR OPTION TO RECEIVE A LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefit rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider).

We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefit rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies.

When we pay a living benefit we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest you earn thereon, will be "restricted" - that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value, and we do not count it in computing any customer loyalty credit. We will deduct these restricted amounts from any subsequent surrender proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

The receipt of a living benefit payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefit payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
--------------------------------------------------------------------------------

5
TAX INFORMATION

28  TAX INFORMATION
--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

An Incentive Life policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that

o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" below.

TAX TREATMENT OF DISTRIBUTIONS TO YOU

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your policy's face amount (including pursuant to our cost-of-living rider), or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

29  TAX INFORMATION
--------------------------------------------------------------------------------

In addition to the above premium limits for testing for modified endowment status, there are overall limits on the amount of premiums you may pay under your policy in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" below.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 591/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the

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policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.

TAX TREATMENT OF LIVING BENEFIT PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefit rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person, however, if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.

EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material increase in face amount that you request, or other material change in a policy, will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.

REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under
Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences

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would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.

ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $675,000 (a figure that is scheduled to rise at periodic intervals to $1 million by the year 2006). For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation- skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (indexed annually for inflation, $1,030,000 for 2000).

The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Among other issues, these policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.

OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes

                       As supplemented December 29, 2000.
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incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums, or otherwise allocable to the policies.

WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.

POSSIBILITY OF FUTURE TAX CHANGES

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change of interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed.

The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within an insurance policy may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes. Under current law, however, we believe that Equitable Life, and not the owner of a policy, would be considered the owner of the Portfolio shares.

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only
(1) as a direct payment from a qualified retirement plan or (2) if it is made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

Finally, in order for your surrender request to be complete, you must return your policy to us.

WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g. upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. You should consult your tax advisor prior to making a transfer or other assignment.

DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

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DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAYS. Every day that the New York Stock Exchange is open for regular trading is a business day for us. Each business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o   loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o   withdrawals

o   tax withholding elections

o   face amount decreases that result from a withdrawal

o   changes of allocation percentages for premium payments or monthly deductions

o   surrenders

o   changes of beneficiary

o transfers from a variable investment option to the guaranteed interest option

o   changes in form of death benefit payment

o   loans

o   transfers among variable investment options

o   assignments

o   termination of paid up death benefit guarantee

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o   changes in face amount

o   election of paid up death benefit guarantee

o   changes in death benefit option

o   changes of insured person

o   termination of enhanced death benefit guarantee

o   restoration of terminated policies

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or

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any transfer, for the same reasons stated in "Delay of variable investment option proceeds" below. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full minimum initial premium to your financial professional at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our Alliance Money Market option (prior to the Allocation
Date). Generally, this is the register date, or, if later, the date we receive your full minimum initial premium at our Administrative Office.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to

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be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life policy.

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YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Incentive Life and other policies that Separate Account FP supports.

ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.

Each subaccount (variable investment option) of Separate Account FP available under Incentive Life invests solely in class IB shares issued by the corresponding Portfolio of EQ Advisors Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

The EQ Advisors Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, to the trustee of a qualified plan for Equitable Life, and to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of EQ Advisors Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trust's Portfolios is so large as to

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materially impair the investment performance of the Portfolio involved, we will examine other investment alternatives.

ABOUT OUR GENERAL ACCOUNT

Our general account assets support all of our obligations, (including those under the Incentive Life policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

We declare the rate of interest periodically, but it will not be less than 3%. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.

YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

Upon making this change, the monthly insurance charges we deduct and prospective guarantee premiums will be based on the new insured person's insurance risk characteristics. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," unless we also distribute certain amounts to you from the policy. See "Tax information" above. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that causes your policy to fail the definition of life insurance.

TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death. Similarly, the asset rebalancing program will terminate if either (2) or (3) occurs.

MARKET TIMING. You should note that the product is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying mutual fund portfolio. Market timing strategies are disruptive to the underlying mutual

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fund portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options reflect a market timing strategy, we reserve the right to take action including, but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

TELEPHONE AND EQACCESS REQUESTS

If you are a properly authorized person, you may make transfers between investment options by telephone or over the Internet as described above under "Telephone and EQAccess transfers."

Also, if you are both the owner and the insured person under your policy, you may call 1-888-855-5100 (toll free) from a touch tone phone to make the following additional types of requests:

o   policy loans

o changes of premium allocation percentages (anticipated to be available through EQAccess by the end of 2000)

o   changes of address

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Web site. For security purposes, you may not initiate any transactions relating to your policy for five (5) days after you have elected to use EQAccess. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any EQAccess transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Market timing" above).

Any telephone or Internet transaction request that we receive after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.

DEDUCTING POLICY CHARGES

MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit

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40  MORE INFORMATION ABOUT OTHER MATTERS
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that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

As a general rule, the cost of insurance rate increases each year that you own your policy. This happens automatically because of the insured person's increasing age.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates up to the guaranteed maximum at any time. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life policies are based on the 1980 Commissioner's Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.

Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

We offer lower rates for non-tobacco users only if they are at least age 18. You may ask us to review a younger insured person's tobacco habits following the policy anniversary on which such person is age 18.

DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the premium charge is designed primarily to defray sales and tax expenses we incur that are based on premium payments.

CUSTOMER LOYALTY CREDIT

We provide a customer loyalty credit for policies that have been outstanding for more than six years. This is added to the account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans or for a living benefit payment). The percentage credit is currently at an annual rate of .60% beginning in the policy's seventh year. This credit is not guaranteed, however. Because we first offered Incentive Life in 1999, no credit has yet been attained under any outstanding policy.

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SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o combine two or more variable investment options or withdraw assets relating to Incentive Life from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, EQ Advisors Trust.

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42  MORE INFORMATION ABOUT OTHER MATTERS
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If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.

REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions.

LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.

ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations when you purchase your policy and upon request thereafter. These will be based on the age and insurance risk characteristics of the insured person under your policy and such factors as the face amount, death benefit option, premium payment amounts, and assumed rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

SEC REGISTRATION STATEMENT

We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Incentive Life policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's Web site (www.sec.gov).

HOW WE MARKET THE POLICIES

We offer variable life insurance policies (including Incentive Life) and variable annuity contracts through AXA Advisors, LLC ("AXA Advisors"), the successor to EQ Financial Consultants, Inc. and an affiliate of Equitable Life. The Investment Company Act of 1940, therefore, classifies AXA Advisors as the "principal underwriter" of those policies and contracts. AXA Advisors also serves as a principal underwriter of EQ Advisors Trust and, prior to September 1999, AXA Advisors' predecessor was the manager of EQ Advisors Trust. AXA Advisors' address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. In 1998 and 1999, AXA Advisors was paid a fee of $325,380, annually, for its services as principal underwriter of our policies.

We sell Incentive Life through financial professionals who are licensed insurance agents and are also registered representatives of AXA Advisors. The financial professional who sells you this policy receives sales commissions from Equitable Life. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agents will receive maximum commissions of: 50% of the amount of the target premium you pay in your policy's first year, plus 4% of all other premiums paid in your policy's first year; plus 4% of

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the amount of the premium you pay in the second through tenth years; plus 3% of all other premiums you pay in subsequent years. We pay comparable commissions on the amount of premiums you pay that we deem attributable to any face amount increase that you request. The agent may be required to return to us any commissions on premiums that we have refunded to a policyowner. Use of the Incentive Term rider instead of an equal amount of coverage under the base policy generally reduces commissions. Therefore, an agent may receive a higher commission for selling you a policy that does not include a term rider.

We also sell the policies through financial professionals who are licensed independent insurance brokers and are also registered representatives either of AXA Advisors or of another SEC registered broker-dealer. The commissions for independent brokers will be no more than those for agents. The commissions will be paid through the registered broker-dealer and may be subject to our above-noted return policy if premiums are refunded.

INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.

                        As supplemented December 29, 2000

DIRECTORS AND PRINCIPAL OFFICERS

44  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.

DIRECTORS
----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
FRANCOISE COLLOC'H
----------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since July 1992). Member of the AXA Management Board
25, Avenue Matignon                    and Group Executive President, Human Resources, Communication and Synergies of
75008 Paris, France                    AXA (since January 2000). Prior thereto, Senior Executive Vice President, AXA
                                       (1993-2000). Director or officer of various subsidiaries and affiliates of the AXA
                                       Group.
----------------------------------------------------------------------------------------------------------------------------------
HENRI DE CASTRIES
----------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since September 1993). Chairman of the Board of AXA
25, Avenue Matignon                    Financial (since April 1998); Vice Chairman (February 1996 to April 1998). Vice
75008 Paris, France                    Chairman of AXA's Management Board and CEO (since January 2000). Prior thereto,
                                       Senior Executive Vice President, Financial Services and Life Insurance Activities in the
                                       United States, Germany, the United Kingdom and Benelux (1996 to 2000); Executive
                                       Vice President, Financial Services and Life Insurance Activities (1993 to 1996) of AXA.
                                       Director or officer of various subsidiaries and affiliates of the AXA Group. Director of
                                       DLJ and Alliance Capital Management Corporation, the general partner of Alliance
                                       Holding and Alliance.
----------------------------------------------------------------------------------------------------------------------------------
CLAUS-MICHAEL DILL
----------------------------------------------------------------------------------------------------------------------------------
AXA Colonia Konzern AG                 Director of Equitable Life (since May 2000). Chairman of the Management Board of
Gereonsdriesch 9-11                    AXA Colonia Konzern AG (since June 1999). Member of the Management Board
50670 Cologne, Germany                 since April 1999. Prior thereto, member of the Holding Management Board of
                                       Gerling-Konzern in Cologne (1995 to April 1999). Chairman of the Management
                                       Board of AXA Colonia Versicherung AG, AXA Colonia Lebensversicherung AG,
                                       Colonia Nordstern Versicherungs-Management AG and Colonia Nordstern
                                       Lebensversicherungs-Management AG (since June 1999). Director of AXA Financial
                                       (since May 2000).
----------------------------------------------------------------------------------------------------------------------------------
JOSEPH L. DIONNE
----------------------------------------------------------------------------------------------------------------------------------
The McGraw-Hill Companies              Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill
1221 Avenue of the Americas            Companies (since January 2000) and retired Director (since April 2000); prior thereto,
New York, NY 10020                     Chairman (April 1988 to January 2000) and Chief Executive Officer (April 1983 to
                                       April 1998). Director of Harris Corporation and Ryder System, Inc. Director of AXA
                                       Financial, Inc. (since May, 1992).
----------------------------------------------------------------------------------------------------------------------------------
DENIS DUVERNE
----------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since February 1998). Executive Vice President,
25, Avenue Matignon                    International (US-UK-Benelux) AXA and member of AXA Executive Board (since
75008 Paris, France                    January, 2000). Director, Alliance (since February 1996) and Donaldson Lufkin &
                                       Jenrette ("DLJ") (since February 1997).
----------------------------------------------------------------------------------------------------------------------------------

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45  DIRECTORS AND PRINCIPAL OFFICERS
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
----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS      BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
JEAN-RENE FOURTOU
----------------------------------------------------------------------------------------------------------------------------------
Aventis                                  Director of Equitable Life (since July 1992). Vice Chairman of the Management Board
25, Quai Paul Doumer                     of Aventis (since December 1999). Prior thereto, Chairman and Chief Executive
92408 Courbevoie Cedex                   Officer of Rhone-Poulenc, S.A. (1986 to December 1999). Member of the Supervisory
France                                   Board of AXA. Director of Schneider Electric, Paribas, and Groupe Pernod-Ricard.
                                         Member of the Consulting Council of Banque de France. Director, AXA Financial
                                         (since July, 1992).
----------------------------------------------------------------------------------------------------------------------------------
NORMAN C. FRANCIS
----------------------------------------------------------------------------------------------------------------------------------
Xavier University of Louisiana           Director of Equitable Life (since March 1989). President of Xavier University of
7325 Palmetto Street                     Louisiana; Director, Piccadilly Cafeterias, Inc., and Entergy Corporation.
New Orleans, LA 70125
----------------------------------------------------------------------------------------------------------------------------------
DONALD J. GREENE
----------------------------------------------------------------------------------------------------------------------------------
LeBouef, Lamb, Greene & MacRae, L.L.P.   Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene &
125 West 55th Street                     MacRae, L.L.P. (since 1999). Prior thereto, Partner of the firm (1965 to 1999).
New York, NY 10019-4513                  Director of AXA Financial (since May 1992).
----------------------------------------------------------------------------------------------------------------------------------
JOHN T. HARTLEY
----------------------------------------------------------------------------------------------------------------------------------
1025 NASA Boulevard                      Director of Equitable Life (since August 1987). Currently a Director and retired
Melbourne, FL 32919                      Chairman and Chief Executive Officer of Harris Corporation (retired July 1995);
                                         previously held other officerships with Harris Corporation. Director of AXA Financial
                                         (since May 1992); Director of the McGraw Hill Companies.
----------------------------------------------------------------------------------------------------------------------------------
JOHN H.F. HASKELL JR.
----------------------------------------------------------------------------------------------------------------------------------
Warburg Dillon Read LLC                  Director of Equitable Life (since July 1992); Director of AXA Financial (since July
294, Park Avenue                         1992); Director, Senior Advisor of Warburg Dillon Read LLC (since 1999); Prior
New York, NY 10171                       thereto, Managing Director and member of its Board of Directors (1975-1999);
                                         Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998); Director, Pall
                                         Corporation (since November 1998).
----------------------------------------------------------------------------------------------------------------------------------
NINA HENDERSON
----------------------------------------------------------------------------------------------------------------------------------
Bestfoods                                Director of Equitable Life (since December 1996). Corporate Vice President, Core
International Plaza                      Business Development of Bestfoods (since June 1999). Prior thereto, President,
700 Sylvan Avenue                        Bestfoods Grocery and Vice President, Bestfoods (formerly CPC International, Inc.)
Englewood Cliffs, NJ 07632-9976          (1997 to 1999). President, Bestfoods Specialty Markets Group (1993 to 1997);
                                         Director, Hunt Corporation and PACTIV Corporation. Director, AXA Financial (since
                                         December 1996).
----------------------------------------------------------------------------------------------------------------------------------
W. EDWIN JARMAIN
----------------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                       Director of Equitable Life (since July 1992). President, Jarmain Group Inc. (since
121 King Street West                     1979); and officer or director of several affiliated companies. Director, DLJ (since
Suite 2525                               October 1992), Alliance Capital Management Corporation (since May 2000), AXA
Toronto, Ontario M5H 3T9                 Insurance (Canada), Anglo Canada General Insurance Company, and AXA Pacific
Canada                                   Insurance Company, and Alternate Director, AXA Asia Pacific Holdings. Chairman
                                         (non-executive) and Director, FCA International Ltd. (January 1994 to May 1998).
                                         Director of AXA Financial, Inc. (since July 1992).
----------------------------------------------------------------------------------------------------------------------------------

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46  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

DIRECTORS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
GEORGE T. LOWY
----------------------------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore                Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore.
825 Eighth Avenue                      Director, Eramet.
New York, NY 10019
----------------------------------------------------------------------------------------------------------------------------------
DIDIER PINEAU-VALENCIENNE
----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston             Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse First
c/o Schneider Electric                 Boston (since March 1999). Chairman and Chief Executive Officer (1981 to February
64, rue de Miromesnil                  1999) (now Honorary Chairman) Schneider Electric. Member of the Supervisory Board
75008 Paris, France                    of AXA. Director of CGIP, Aventis (formerly Rhone-Poulenc, S.A.), Sema Group PLC
                                       (UK), Soft Computing and Swiss Helvetic Fund; member of the Advisory Board of
                                       Booz-Allen & Hamilton. Director of AXA Financial, Inc. (since February 1996).
----------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SELLA, JR.
----------------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                           Director of Equitable Life (since May 1987). Retired Chairman and Chief Executive
Newton, NJ 07860                       Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of AXA Financial (since May 1992) and
                                       Coulter Pharmaceutical (since May 1987).
----------------------------------------------------------------------------------------------------------------------------------
PETER J. TOBIN
----------------------------------------------------------------------------------------------------------------------------------
St. John's University                  Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin College of
8000 Utopia Parkway                    Business Administration, St. John's University (since August 1998); Chief Financial
Jamaica, NY 11439                      Officer, Chase Manhattan Corp. (1985 to 1997). Director of Alliance Capital
                                       Management Corporation (since May 2000), the CIT Group, Inc. and H.W. Wilson
                                       Company.
----------------------------------------------------------------------------------------------------------------------------------
DAVE H. WILLIAMS
----------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management            Director of Equitable Life (since March 1991). Chairman (since 1977) and former
Corporation                            Chief Executive Officer (1977 to January 1999), of Alliance, and Chairman or Director
1345 Avenue of the Americas            of numerous subsidiaries and affiliated companies of Alliance. Senior Executive Vice
New York, NY 10105                     President of AXA (January 1997 to January 2000). Director of AXA Financial (since
                                       May 1992).
----------------------------------------------------------------------------------------------------------------------------------

47  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

OFFICERS - DIRECTORS

----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
MICHAEL HEGARTY
----------------------------------------------------------------------------------------------------------------------------------
                                       Director of Equitable Life (since January 1998). President (since January 1998) and
                                       Chief Operating Officer (since February 1998), Equitable Life. Senior Vice Chairman
                                       (since November 1999), Vice Chairman (since April 1998), Senior Executive Vice
                                       President (January 1998 to April 1998), and Director and Chief Operating Officer
                                       (both since January 1998), AXA Financial. Director, President and Chief Operating
                                       Officer, Equitable of Colorado (since December 1999); AXA Client Solutions & AXA
                                       Distribution Holding Corp. (since September 1999). Vice Chairman (from 1996 to
                                       1997), Chase Manhattan Corporation. Vice Chairman (from 1995 to 1996) and
                                       Senior Executive Vice President (from 1991 to 1995), Chemical Bank. Director,
                                       ACMC, Inc. ("ACMC") (since March 1998). Trustee, EQ Advisors Trust. Director,
                                       Alliance and DLJ (both since May 1998).
----------------------------------------------------------------------------------------------------------------------------------
EDWARD D. MILLER
----------------------------------------------------------------------------------------------------------------------------------
                                       Director of Equitable Life (since August 1997). Chairman of the Board (since
                                       January 1998), Chief Executive Officer (since August 1997), President (August 1997 to January 1998), Equitable Life. Director, President and Chief Executive Officer, (all
                                       since August 1997), AXA Financial. Director, Chairman of the Board and Chief
                                       Executive Officer, Equitable of Colorado (since December 1999); AXA Client Solutions and AXA Distribution Holding Corp. (since September 1999). Member of the
                                       Management Board of AXA (since January 2000); Senior Vice Chairman, Chase
                                       Manhattan Corporation (March 1996 to April 1997). President (January 1994 to
                                       March 1996) and Vice Chairman (December 1991 to January 1994), Chemical Bank.
                                       Director, Alliance (since August 1997), DLJ (since November 1997), ACMC, Inc. (since
                                       March 1998), and AXA Canada (since September 1998). Director, KeySpan Energy
                                       Corporation.
----------------------------------------------------------------------------------------------------------------------------------
STANLEY B. TULIN
----------------------------------------------------------------------------------------------------------------------------------
                                       Director and Vice Chairman of the Board (since February 1998), and Chief Financial
                                       Officer (since May 1996), Equitable Life. Vice Chairman of the Board (since November
                                       1999) and Chief Financial Officer (since May 1997) and prior thereto, Senior
                                       Executive Vice President (February 1998 to November 1999), AXA Financial. Director,
                                       Vice Chairman and Chief Financial Officer (since December 1999) Equitable of
                                       Colorado; AXA Client Solutions, LLC and AXA Distributions Holding Corp. (since
                                       September 1999). Vice President (until 1998), EQ ADVISORS TRUST. Director,
                                       Alliance (since July 1997), and DLJ (since June 1997). Prior thereto, Chairman,
                                       Insurance Consulting and Actuarial Practice, Coopers & Lybrand, L.L.P.
----------------------------------------------------------------------------------------------------------------------------------

48  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

OTHER OFFICERS

----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
LEON B. BILLIS
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since February 1998) and Chief Information Officer (since
                                       November 1994), Equitable Life and AXA Client Solutions (since September 1999).
                                       Previously held other officerships with Equitable Life.
----------------------------------------------------------------------------------------------------------------------------------
DERRY E. BISHOP
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998), Managing Director of Retail
                                       Distribution (since July 2000 to); Chief Agency Officer, (since December 1997), and
                                       Senior Vice President (January 1995 to September 1998), Equitable Life; Director and
                                       Executive Vice President, AXA Advisors LLC and Executive Vice President and Chief
                                       Agency Officer, AXA Client Solutions, LLC (all since September 1999). Prior thereto,
                                       Director (since 1995) and Executive Vice President (since 1994) EQF (now AXA
                                       Advisors).
----------------------------------------------------------------------------------------------------------------------------------
HARVEY BLITZ
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Director
                                       and Chairman, Frontier Trust Company, FSB ("Frontier"). Director, EQF (now AXA
                                       Advisors) (until September 1999). Executive Vice President and Director (since
                                       September 1999), AXA Advisors, Director (until May 1996). Director and Senior Vice
                                       President, AXA Network, LLC (formerly EquiSource). Director and Officer of various
                                       Equitable Life affiliates. Previously held other officerships with Equitable Life and its affiliates.
----------------------------------------------------------------------------------------------------------------------------------
KEVIN R. BYRNE
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior Vice
                                       President and Treasurer, AXA Client Solutions, LLC; Equitable of Colorado (since
                                       December 1999). Treasurer, Frontier (since 1990) and AXA Network, LLC (since
                                       1999). Chairman (since August 2000) and Chief Executive Officer (since
                                       September 1997) Equitable Casualty Insurance Company ("Casualty"). Vice President
                                       and Treasurer, EQ ADVISORS TRUST (since March 1997). Director, Chairman,
                                       President and Chief Executive Officer, Equitable JV Holdings (since August 1997).
                                       Director (since July 1997), and Senior Vice President and Chief Financial Officer (since
                                       April 1998), ACMC. Previously held other officerships with Equitable Life and its affiliates.
----------------------------------------------------------------------------------------------------------------------------------
JOHN A. CAROSELLI
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998), Equitable Life; Senior Vice
                                       President, Equitable Life (February 1998 to September 1998); Senior Vice President,
                                       Chase Manhattan Corp. (1996 to 1998); Vice President, Chemical Bank (1991 to 1996).
----------------------------------------------------------------------------------------------------------------------------------

49  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
JUDY A. FAUCETT
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life, (since September 1996) and Actuary (September
                                       1996 to December 1998). Partner and Senior Actuarial Consultant, Coopers &
                                       Lybrand L.L.P. (January 1989 to August 1996).
----------------------------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Controller, Equitable Life, AXA Client Solutions, LLC and
                                       AXA Financial. Senior Vice President and Controller, The Equitable of Colorado, Inc.
                                       (since December 1999). Previously held other officerships with Equitable Life and its affiliates.
----------------------------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Auditor, Equitable Life. AXA Financial and AXA Client
                                       Solutions, LLC.
----------------------------------------------------------------------------------------------------------------------------------
ROBERT E. GARBER
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Legal Officer (since November 1999), Equitable
                                       Life; prior thereto, Executive Vice President and General Counsel. General Counsel of
                                       AXA Financial. Executive Vice President and Chief Legal Officer of AXA Client
                                       Solutions, LLC. Previously held other officerships with Equitable Life and its affiliates.
----------------------------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since September 1999), Chief Compliance Officer and
                                       Associate General Counsel, Equitable Life. Senior Vice President, AXA Client
                                       Solutions, LLC. Previously held other officerships with Equitable Life.
----------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. MARTIN
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998) and Managing Director of Retail
                                       Distribution (since July 2000) Chief Marketing Officer (December 1997 to), Equitable
                                       Life; prior thereto, Senior Vice President and Chief Marketing Officer. Chairman and
                                       Chief Executive Officer, AXA Advisors LLC (since September 1999). Executive Vice
                                       President and Managing Director of Retail Distribution, AXA Client Solutions, LLC
                                       (since September 1999). Vice President, EQ ADVISORS TRUST (until April 1998).
                                       Director, Equitable Underwriting and Sales Agency (Bahamas), Ltd. and AXA
                                       Network, LLC; Executive Vice President (since December 1998), Colorado. Previously held other officerships with Equitable Life and its affiliates.
----------------------------------------------------------------------------------------------------------------------------------
RICHARD J. MATTEIS
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President, Equitable Life (since May 1998); Executive Vice President,
                                       AXA Client Solutions, LLC (since September 1999); Executive Vice President, Chase
                                       Manhattan Corporation (January 1983 to June 1997); Director, EQF (now AXA
                                       Advisors) (October 1998 to May 1999).
----------------------------------------------------------------------------------------------------------------------------------

50  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PETER D. NORIS
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                       President (since May 1995) and Chief Investment Officer (since July 1995), AXA
                                       Financial. Chairman, President and Trustee (since March 1997), EQ ADVISORS TRUST.
                                       Executive Vice President and Chief Investment Officer, Equitable of Colorado (since
                                       December 1999), Executive Vice President, AXA Client Solutions (since
                                       September 1999). Director, Alliance, and Equitable Real Estate (until June 1997).
                                       Executive Vice President, EQF (now AXA Advisors) (since August 1999). Director,
                                       EREIM Managers Corp. (since July 1997), and EREIM LP Corp. (since October 1997).
----------------------------------------------------------------------------------------------------------------------------------
BRIAN S. O'NEIL
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President, Equitable Life (since June 1998). Executive Vice President,
                                       AXA Client Solutions (since September 1999). Director of Investment, AXA
                                       Investment Management (January 1998 to June 1998); Chief Investment Officer, AXA
                                       Investment Management (July 1995 to January 1998). Trustee (since September
                                       1999), EQ ADVISORS TRUST.
----------------------------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life and AXA Client Solutions (since September
                                       1999). Director, Chairman and Chief Operating Officer, Casualty, (September 1997 to
                                       August 2000). Director, Equitable Agri-Business, Inc. (until June 1997). Previously held other officerships with Equitable Life and its affiliates.
----------------------------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1999); Vice President, Secretary and Associate
                                       General Counsel, Equitable Life and AXA Financial, (since September 1995). Senior
                                       Vice President, Secretary and Associate General Counsel, AXA Financial and AXA
                                       Client Solutions (since November 1999). Senior Vice President, Secretary, and
                                       Associate General Counsel, Equitable of Colorado (since December 1999). Previously held other officerships with Equitable Life.
----------------------------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1995) and General Counsel (since November
                                       1999) Equitable Life; prior thereto, Deputy General Counsel (1996-1999). Senior Vice
                                       President (since September 1996) and Deputy General Counsel (since September
                                       1999), AXA Financial. Senior Vice President and General Counsel, AXA Client
                                       Solutions (since November 1999). Senior Vice President and General Counsel,
                                       Equitable of Colorado (since December 1999). Director, AXA Advisors. Senior Vice
                                       President and General Counsel, EIC (June 1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.
----------------------------------------------------------------------------------------------------------------------------------

51  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
JOSE S. SUQUET
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Executive Vice President (since February 1998), Chief Distribution Officer (since
                                       December 1997) and Chief Agency Officer (August 1994 to December 1997),
                                       Equitable Life. Senior Executive Vice President, AXA Financial. Senior Executive Vice
                                       President and Chief Distribution Officer, AXA Client Solutions (since September
                                       1999). Senior Executive Vice President, Equitable of Colorado (since December 1999).
                                       Chairman (since December 1997), EDI. Prior thereto, Agency Manager.
----------------------------------------------------------------------------------------------------------------------------------
GREGORY G. WILCOX
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998), Senior Vice President (May 1992 to
                                       September 1998), Equitable Life. Executive Vice President (since November 1999),
                                       AXA Financial; prior thereto, Senior Vice President. Executive Vice President, AXA
                                       Client Solutions, LLC (since September 1999).
----------------------------------------------------------------------------------------------------------------------------------
R. LEE WILSON
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since May 1998) and Deputy Chief Financial Officer
                                       (September 1998 to July 1999), Equitable Life. Executive Vice President, AXA Client
                                       Solutions (since September 1999). Prior thereto, Executive Vice President, Chase
                                       Manhattan Bank.
----------------------------------------------------------------------------------------------------------------------------------

8
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE

52  FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE
--------------------------------------------------------------------------------

The financial statements of Separate Account FP as of December 31, 1999 and for each of the three years in the period ended December 31, 1999 and the financial statements of Equitable Life as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.

53  FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE
--------------------------------------------------------------------------------

          [Insert 12/99 Financial Statements for Sep Acct FP and ELAS]

APPENDIX I:
INVESTMENT PERFORMANCE RECORD

A-1  APPENDIX I: INVESTMENT PERFORMANCE RECORD
--------------------------------------------------------------------------------

The tables below show performance information for the variable investment options. The performance shown for each option equals the performance of the Portfolio corresponding to that option, reduced by the current rate of the policies' mortality and expense risk charge (.60% annual rate). You can find more information about the performance of the Portfolios in the EQ Advisors Trust prospectus attached at the end of this prospectus. The performance figures on which the tables are based are after deduction of all fees and expenses paid by the Trust or any of the Portfolios.

For periods prior to October 18, 1999, the "Alliance" Portfolios (other than EQ/Alliance Premier Growth and EQ/Alliance Technology) were part of The Hudson River Trust. On October 18, 1999, these Portfolios became corresponding Portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust Portfolio and any predecessors that it may have had. In addition, we have adjusted the results for these Portfolios prior to the dates when the Class IB shares for these Portfolios were available, to reflect the 12b-1 fees currently imposed.


Class IB shares of Alliance Money Market, Alliance High Yield, Alliance Common Stock, Alliance Global, EQ/Aggressive Stock* and Alliance Growth Investors Portfolios first became available in EQ Advisors Trust's predecessor on October 2, 1996. Class IB shares of Alliance Intermediate Government Securities, Alliance Growth & Income, Alliance International, Alliance Small Cap Growth, Alliance Conservative and EQ Equity 500 Index*** Investors Portfolios first became available in the Trust's predecessor on May 1, 1997. Class IB shares of Alliance Quality Bond and EQ/Balanced** Portfolios first became available in the Trust's predecessor on July 8, 1998.

---------------------
*     Previously "Alliance Aggressive Stock"
**    Previously "Alliance Balanced"
***   Previously "Alliance Equity Index"


The tables below, however, do not take into account the following additional charges that we will deduct under your policy: (1) the sales charge that we deduct from each premium payment you make; (2) the monthly cost of insurance charge; (3) the surrender charge; (4) any charge for optional rider benefits you may select or (5) the policies' monthly administrative charge (currently $20 for your policy's first 12 months and $7 per month thereafter, for issue ages 18 and older). For more information about these charges, see "Charges and expenses you will pay" in this prospectus. If we reflected these charges, the performance shown below would be reduced. We have not done so, however, because the actual impact of these charges on a particular policy varies considerably based on such factors as the insurance risk characteristics of the insured person; the face amount and other options you select for your policy; the amount and timing of your premium payments; and whether you make withdrawals, take policy loans, or surrender your policy. In order to better understand how the charges we have omitted from the below tables will affect your policy's value, you should refer to your Illustrations of Policy Benefits that your financial professional will provide. You can request Equitable Life or your financial professional to provide you with such illustrations at any time, whether before or after you purchase a policy.

In a few cases, the return information shown in the first table below includes a period of time prior to when Separate Account FP first offered a corresponding variable investment option under any form of variable life insurance policy. Therefore, the second table below provides additional performance information from the date that those investment options actually received initial funding.

A-2  APPENDIX I: INVESTMENT PERFORMANCE RECORD
--------------------------------------------------------------------------------

AVERAGE ANNUAL RATE OF RETURN
AFTER DEDUCTION OF MORTALITY AND EXPENSE
RISK CHARGE FOR PERIODS ENDING
DECEMBER 31, 1999*


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                              SINCE PORTFOLIO
                                                                                                                 INCEPTION
 VARIABLE INVESTMENT OPTION                            1 YR.      3 YRS.     5 YRS.  10 YRS.     20 YRS.          (DATE**)
--------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME
--------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield .............................  (4.16%)      1.92%      8.92%      9.30%          -        8.44%     (1/2/87)
Alliance Intermediate Government Securities .....  (0.71%)      4.07%      5.45%         -           -        5.37%     (4/1/91)
Alliance Money Market ...........................   4.10%       4.35%      4.47%      4.29%          -        6.06%    (7/13/81)
Alliance Quality Bond ...........................  (2.84%)      4.16%      6.51%         -           -        4.03%    (10/1/93)

--------------------------------------------------------------------------------------------------------------------------------
DOMESTIC STOCKS
--------------------------------------------------------------------------------------------------------------------------------
  EQ/Aggressive Stock ...........................  17.83%       8.83%     15.35%     15.71%          -       16.92%    (1/27/86)
  Alliance Common Stock .........................  24.13%      26.89%     26.97%     17.59%      17.39%      15.76%    (1/13/76)
  Alliance Growth & Income ......................  17.66%      21.07%     21.06%         -           -       16.17%    (10/1/93)
  Alliance Small Cap Growth .....................  26.86%          -          -          -           -       16.95%     (5/1/97)
  EQ Equity 500 Index ...........................  19.36%      25.99%     26.84%         -           -       22.69%     (3/1/94)
  EQ/Evergreen  .................................   9.06%          -          -          -           -        9.06%   (12/31/98)
  FI Small/Mid Cap Value ........................   1.19%          -          -          -           -        2.71%     (5/1/97)
  EQ/Putnam Growth & Income Value ...............  (1.95%)         -          -          -           -        9.46%     (5/1/97)
  MFS Emerging Growth Companies .................  72.63%          -          -          -           -       47.38%     (5/1/97)
  MFS Growth with Income ........................   8.06%          -          -          -           -        8.06%   (12/31/98)
  MFS Research ..................................  22.38%          -          -          -           -       23.20%     (5/1/97)
  Mercury Basic Value Equity ....................  18.23%          -          -          -           -       17.23%     (5/1/97)
  T. Rowe Price Equity Income ...................   2.93%          -          -          -           -       12.14%     (5/1/97)

--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS
--------------------------------------------------------------------------------------------------------------------------------
  Alliance Global ...............................  37.34%      22.46%     19.70%     14.86%          -       13.52%    (8/27/87)
  Alliance International ........................  36.62%      12.78%         -          -           -       12.19%     (4/3/95)
  Morgan Stanley Emerging Markets Equity ........  94.57%          -          -          -           -        5.07%    (8/20/97)
  T. Rowe Price International Stock .............  31.08%          -          -          -           -       15.04%     (5/1/97)
--------------------------------------------------------------------------------------------------------------------------------

                        As supplemented December 29, 2000

A-3  APPENDIX I: INVESTMENT PERFORMANCE RECORD
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            SINCE PORTFOLIO
VARIABLE INVESTMENT OPTION                   1 YR.      3 YRS.      5 YRS.      10 YRS.      20 YRS.       INCEPTION (DATE**)
----------------------------------------------------------------------------------------------------------------------------------
BALANCED/HYBRID INVESTMENT OPTIONS
----------------------------------------------------------------------------------------------------------------------------------
  Alliance Conservative Investors .........   9.21%     11.44%      11.50%       9.00%       -           9.07%       (10/2/89)
  Alliance Growth Investors ...............  25.51%     19.77%      19.14%      16.08%       -          16.08%       (10/2/89)
  EQ/Balanced .............................  16.80%     15.52%      15.18%      10.70%       -          12.06%       (1/27/86)
  EQ/Evergreen Foundation .................   6.72%         -           -           -        -           6.72%       (12/31/98)
  EQ/Putnam Balanced ......................  (0.56%)        -           -           -        -           9.05%        (5/1/97)
  Mercury World Strategy ..................  20.62%         -           -           -        -          11.45%        (5/1/97)
----------------------------------------------------------------------------------------------------------------------------------

* No performance information is shown for EQ/Alliance Technology as that Portfolio had not received its initial funding prior to December 31, 1999. No performance information is shown for EQ/Alliance Premier Growth, Capital Guardian Research or Capital Guardian U.S. Equity, as these Portfolios became available after December 31, 1998. The inception dates for these Portfolios is April 30, 1999. Additionally, no performance information is shown for EQ/AXP New Dimensions, EQ/AXP Strategy Aggressive, FI Mid Cap and EQ/Janus Large Cap Growth, as these Portfolios became available after December 31, 1998. The inception dates for these Portfolios is September 1, 2000.

** The inception date shown is the date that the relevant Portfolio (or its predecessor) received its initial funding.

---------------------------------------------------------------------------------
                               AVERAGE ANNUAL RATES OF RETURN FOR PERIODS ENDING
                               DECEMBER 31, 1999 SINCE VARIABLE INVESTMENT OPTION
VARIABLE INVESTMENT OPTION     INCEPTION (DATE)
---------------------------------------------------------------------------------
Alliance Common Stock              17.40% (1/27/86)
Alliance Money Market               4.91% (1/27/86)
---------------------------------------------------------------------------------

Unlike the rate of return tables above, the following yield information does not include capital gains and losses that the Portfolios corresponding to the indicated variable investment options may have experienced.

--------------------------------------------------------------------------------
                                                 ANNUALIZED YIELD FOR PERIODS
VARIABLE INVESTMENT OPTION                       ENDING DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                 7 DAYS             30 DAYS
--------------------------------------------------------------------------------
Alliance High Yield                                  -               12.30%
Alliance Intermediate Government Securities          -                5.02%
Alliance Money Market                             4.42%                  -
Alliance Quality Bond                                -                5.77%
--------------------------------------------------------------------------------

The information in the tables above is not a guarantee, a prediction, or necessarily an indication of future performance.

                        As supplemented December 29, 2000

APPENDIX II: OUR DATA ON MARKET PERFORMANCE

B-1  APPENDIX II: OUR DATA ON MARKET PERFORMANCE
--------------------------------------------------------------------------------

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o   data developed by us derived from such indices or averages.

We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
BARRON'S                                  MONEY MANAGEMENT LETTER
MORNINGSTAR'S VARIABLE ANNUITIES/LIFE     INVESTMENT DEALERS DIGEST
BUSINESS WEEK                             NATIONAL UNDERWRITER
FORBES                                    PENSION & Investments
FORTUNE                                   USA TODAY
INSTITUTIONAL INVESTOR                    INVESTOR'S DAILY
MONEY                                     THE NEW YORK TIMES
KIPLINGER'S PERSONAL FINANCE              THE WALL STREET JOURNAL
FINANCIAL PLANNING                        THE LOS ANGELES TIMES
INVESTMENT ADVISER                        THE CHICAGO TRIBUNE
INVESTMENT MANAGEMENT WEEKLY
--------------------------------------------------------------------------------

Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

The following chart presents historical return trends for various types of securities. The information presented does not directly relate to the performance of our variable investment options or the Trust. Nevertheless, it may help you gain a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Incentive Life premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.

B-2  APPENDIX II: OUR DATA ON MARKET PERFORMANCE
--------------------------------------------------------------------------------

The chart below illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1999 for the types of securities indicated in the chart. These rates of return assume the reinvestment of dividends, capital gains and interest. The Consumer Price Index is also shown as a measure of inflation for comparison purposes. The investment return information presented is an historical record of unmanaged categories of securities. In addition, the rates of return shown do not reflect either (1) investment management fees and expenses, or (2) costs and charges associated with ownership of a variable life insurance policy.

The rates of return illustrated do not represent returns of our variable investment options or the Portfolios and do not constitute a representation that the performance of those options or the Portfolios will correspond to rates of return such as those illustrated in the chart.

AVERAGE ANNUAL RATES OF RETURN

------------------------------------------------------------------------------------------------------------------------
                                            LONG-TERM       LONG-TERM      INTERMEDIATE-
FOR THE FOLLOWING PERIODS       COMMON      GOVERNMENT      CORPORATE      TERM GOV'T       U.S. TREASURY    CONSUMER
ENDING DECEMBER 31, 1999        STOCKS      BONDS           BONDS          BONDS            BILLS            PRICE INDEX
------------------------------------------------------------------------------------------------------------------------
1 Year                           21.04%        (8.96)%        (7.45)%         (1.77)%         4.68%            2.81%
3 Years                          27.56%         6.04%          5.01%           5.47%          4.93%            2.04%
5 years                          28.55%         9.24%          8.35%           6.95%          5.12%            2.39%
10 years                         18.20%         8.79%          8.36%           7.20%          4.92%            2.94%
20 years                         17.87%        10.69%         10.66%           9.53%          6.89%            4.01%
30 years                         13.72%         8.94%          9.17%           8.68%          6.69%            5.12%
40 years                         12.22%         7.01%          7.24%           7.35%          5.98%            4.46%
50 years                         13.61%         5.56%          5.97%           6.12%          5.15%            4.01%
60 years                         12.86%         5.17%          5.42%           5.39%          4.34%            4.24%
Since 1926                       11.35%         5.12%          5.61%           5.22%          3.79%            3.07%
Inflation Adjusted Since 1926     8.03%         1.98%          2.46%           2.08%          0.69%            0.00%
------------------------------------------------------------------------------------------------------------------------

Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 2000 YEARBOOK, (TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) - Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-Term Government Bonds - Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-Term Corporate Bonds - For the period 1969-1999, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1999; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-Term Government Bonds - Measured by a one-bond portfolio constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills - Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Consumer Price Index - Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

APPENDIX III: AN INDEX OF KEY WORDS AND PHRASES

C-1  APPENDIX III: AN INDEX OF KEY WORDS AND PHRASES
--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.

                                                                            PAGE
account value                                                                 21
Administrative office                                                          5
age                                                                           34
Allocation date                                                               15
alternative death benefit                                                     17
amount at risk                                                                38
anniversary                                                                   34
assign; assignment                                                            32
automatic transfer service                                                    22
AXA Advisors, LLC                                                             41
AXA Financial, Inc.                                                            4
basis                                                                         28
beneficiary                                                                   19
business day                                                                  33
Cash Surrender Value                                                          26
Code                                                                          27
collateral                                                                    24
cost of insurance charge                                                      38
cost of insurance rates                                                       38
customer loyalty credit                                                       39
day                                                                           33
death benefit guarantee                                                       14
default                                                                       12
dollar cost averaging service                                                 22
enhanced death benefit guarantee                                              14
EQAccess                                                                       5
EQ Advisors Trust                                                             16
EQ Financial Consultants                                                      41
Equitable Life                                                                 4
Equitable Access Account                                                      19
face amount                                                                   16
grace period                                                                  12
guaranteed interest option                                                    16
guarantee premium                                                             13
Guaranteed Interest Account                                                   16
Incentive Life                                                             cover
insured person                                                                17
investment funds                                                              16
investment option                                                             15
issue date                                                                    34
lapse                                                                         12
loan, loan interest                                                           24
modified endowment contract                                                   12
month, year                                                                   34
monthly deduction                                                              7
net cash surrender value                                                      26
no-lapse guarantee                                                            13
Option A, B                                                                   17
our                                                                            2
owner                                                                          2
paid up                                                                       27
paid up death benefit guarantee                                               14
partial withdrawal                                                            25
payment option                                                                19
planned periodic premium                                                      12
policy                                                                     cover
Portfolio                                                                  cover
premium payments                                                              12
prospectus                                                                 cover
rebalancing                                                                   23
receive                                                                       33
restore, restoration                                                          13
rider                                                                         19
SEC                                                                        cover
Separate Account FP                                                           36
state                                                                          2
subaccount                                                                    36
surrender                                                                     26
surrender charge                                                               7
target premium                                                                 8
telephone transfers                                                           22
transfers                                                                     22
Trust                                                                         16
units                                                                         21
unit values                                                                   21
us                                                                             2
variable investment option                                                    16
we                                                                             2
withdrawal                                                                    25
you, your                                                                      2

Incentive Life(SM)
A flexible premium variable life
insurance policy


PROSPECTUS DATED MAY 1, 2000 AS SUPPLEMENTED DECEMBER 29, 2000.


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its Portfolios.

--------------------------------------------------------------------------------

This prospectus describes many aspects of an Incentive Life policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Incentive Life. To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your financial professional can provide any further explanation about your policy.

WHAT IS INCENTIVE LIFE?

Incentive Life is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:


--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS:
--------------------------------------------------------------------------------
 o EQ/Aggressive Stock(1)             o Lazard Small Cap Value
 o Alliance Money Market              o MFS Growth with Income
 o Alliance High Yield                o MFS Research
 o Alliance Common Stock              o MFS Emerging Growth
 o Alliance Small Cap Growth            Companies
 o EQ/Alliance Premier Growth         o Morgan Stanley Emerging
 o EQ/Alliance Technology               Markets Equity
 o EQ Equity 500 Index(2)             o EQ/Putnam Growth & Income
 o EQ Small Company Index(3)            Value
 o EQ International Equity            o EQ/Putnam Investors Growth
   Index(4)                           o EQ/Putnam International
 o Capital Guardian U.S. Equity         Equity
 o Capital Guardian Research
 o Capital Guardian International
 o FI Mid Cap
 o FI Small/MidCap Value
 o EQ/Janus Large Cap Growth
 o J.P. Morgan Core Bond(5)
 o Lazard Large Cap Value
--------------------------------------------------------------------------------
(1)  Formerly named "Alliance Aggressive Stock"
(2)  Formerly named "Alliance Equity Index"
(3)  Formerly named "BT Small Company Index"
(4)  Formerly named "BT International Equity Index"
(5)  Formerly named "JPM Core Bond"

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, a mutual fund. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) change the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.

Your financial professional can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Incentive Life or another policy may not be to your advantage.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                           73352

CONTENTS OF THIS PROSPECTUS


2  CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------

INCENTIVE LIFE

--------------------------------------------------------------------------------
What is Incentive Life?                               Cover
Who is Equitable Life?                                    4
How to reach us                                           5
Charges and expenses you will pay                         7
Risks you should consider                                11


--------------------------------------------------------------------------------
 1 POLICY FEATURES AND BENEFITS                          12
--------------------------------------------------------------------------------
How you can pay for and contribute to your policy        12
The minimum amount of premiums you must pay              12
You can guarantee that your policy will not terminate
   before a certain date                                 13
You can elect a "paid up" death benefit guarantee        15
Investment options within your policy                    16
About your life insurance benefit                        17
You can increase or decrease your insurance coverage     18
Other benefits you can add by rider                      19
Your options for receiving policy proceeds               20
Your right to cancel within a certain number of days     21
Variations among Incentive Life policies                 21
Other Equitable Life policies                            21

--------------------------------------------------------------------------------
 2 DETERMINING YOUR POLICY'S VALUE                       22
--------------------------------------------------------------------------------
Your account value                                       22

--------------------------------------------------------------------------------
 3 TRANSFERRING YOUR MONEY AMONG OUR
   INVESTMENT OPTIONS                                    23
--------------------------------------------------------------------------------
Transfers you can make                                   23
Telephone and EQAccess transfers                         23
Our dollar cost averaging service                        23
Our asset rebalancing service                            24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

"We," "our" and "us" refers to Equitable Life. "Financial professional" means the registered representative who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.


We do not offer Incentive Life in all states. This prospectus does not offer Incentive Life anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.

3  CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 4 ACCESSING YOUR MONEY                                            25
--------------------------------------------------------------------------------
Borrowing from your policy                                         25
Making withdrawals from your policy                                26
Surrendering your policy for its net cash
   surrender value                                                 27
Your option to receive a living benefit                            27

--------------------------------------------------------------------------------
 5 TAX INFORMATION                                                 28
--------------------------------------------------------------------------------
Basic tax treatment for you and your beneficiary                   28
Tax treatment of distributions to you                              28
Tax treatment of living benefit proceeds                           30
Effect of policy on interest deductions taken by
   business entities                                               30
Requirement that we diversify investments                          30
Estate, gift, and generation-skipping taxes                        31
Pension and profit-sharing plans                                   31
Other employee benefit programs                                    31
ERISA                                                              31
Our taxes                                                          31
When we withhold taxes from distributions                          32
Possibility of future tax changes                                  32

--------------------------------------------------------------------------------
 6 MORE INFORMATION ABOUT PROCEDURES
   THAT APPLY TO YOUR POLICY                                       33
--------------------------------------------------------------------------------
Ways to make premium and loan payments                             33
Requirements for surrender requests                                33
Ways we pay policy proceeds                                        33
Assigning your policy                                              33
Dates and prices at which policy events occur                      33
Policy issuance                                                    35
Gender-neutral policies                                            35

--------------------------------------------------------------------------------
 7 MORE INFORMATION ABOUT OTHER MATTERS                            37
--------------------------------------------------------------------------------
Your voting privileges                                             37
About our Separate Account FP                                      37
About our general account                                          38
You can change your policy's insured person                        38
Transfers of your account value                                    38
Telephone and EQAccess requests                                    39
Deducting policy charges                                           39
Customer loyalty credit                                            40
Suicide and certain misstatements                                  41
When we pay policy proceeds                                        41
Changes we can make                                                41
Reports we will send you                                           42
Legal proceedings                                                  42
Illustrations of policy benefits                                   42
SEC registration statement                                         42
How we market the policies                                         42
Insurance regulation that applies to Equitable Life                43
Directors and principal officers                                   44

--------------------------------------------------------------------------------
 8 FINANCIAL STATEMENTS OF SEPARATE
   ACCOUNT FP AND EQUITABLE LIFE                                   52
--------------------------------------------------------------------------------
Separate Account FP financial statements                        FSA-1
Equitable Life financial statements                               F-1

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I - Investment performance record                                 A-1
II - Our data on market performance                               B-1
III - An index of key words and phrases                           C-1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EQ ADVISORS TRUST PROSPECTUS (follows after page C-1 of this prospectus, but is not a part of this prospectus)
--------------------------------------------------------------------------------

WHO IS EQUITABLE LIFE?


4  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------

We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $417.4 billion in assets as of September 30, 2000. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.








                       As supplemented December 29, 2000.

5  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you can contact us


-------------------------------------------------------------
BY MAIL:
-------------------------------------------------------------

at the Post Office Box for our Administrative Office:
Equitable Life - EDI Service Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047

-------------------------------------------------------------
BY EXPRESS DELIVERY ONLY:
-------------------------------------------------------------
at the Street Address for our Administrative Office:
Equitable Life - EDI Service Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)

-------------------------------------------------------------
BY TOLL-FREE PHONE:
------------------------------------------------------------
1-888-228-6690
(automated system available 22 hours a day from 6AM to 4AM Eastern Time; customer service representative available weekdays 8AM to 9PM, Eastern Time)

-------------------------------------------------------------
BY E-MAIL:
-------------------------------------------------------------
life-service@equitable.com

-------------------------------------------------------------
BY FAX:
-------------------------------------------------------------
1-704-540-2199

-------------------------------------------------------------
BY INTERNET:
-------------------------------------------------------------
Our Web site (www.equitable.com) can also provide you information. You can access your policy information through our Web site by enrolling in EQAccess.
-------------------------------------------------------------

We require that the following types of communications be on specific forms we provide for that purpose:

(1)  request for dollar cost averaging (our automatic transfer service);

(2) authorization for telephone transfers by a person who is not both the insured person and the owner;

(3)  request for asset rebalancing; and

(4)  designation of new policy owner(s).

We also have specific forms that we recommend you use for the following:

(a)  policy surrenders;

(b)  address changes;

(c)  beneficiary changes;

(d)  transfers between investment options; and

(e)  changes in allocation percentages for premiums and deductions.

You can change your allocation percentages and/or transfer among investment options (1) by toll-free phone or (2) over the Internet through EQAccess. This feature is anticipated to be available in EQAccess by the end of 2000. For more information about transaction requests you can make by phone or over the Internet, see "Telephone and EQAccess transfers" and "Telephone and EQAccess requests" later in this prospectus.

Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any

                        As supplemented December 29, 2000

6  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------

irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

We reserve the right to limit access to telephone, Internet or fax services if we determine that you are engaged in a market timing strategy. See "Transfers of your account value - Market timing" later in this prospectus.

CHARGES AND EXPENSES YOU WILL PAY


7  CHARGES AND EXPENSES YOU WILL PAY
--------------------------------------------------------------------------------

TABLE OF POLICY CHARGES

This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" later in this prospectus.


----------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Premium charge                      (a) 6% of each premium payment you make up to a certain
AMOUNTS YOU CONTRIBUTE                                          amount(1) and (b) 3% of each premium payment thereafter
TO YOUR POLICY:                                                 (which we may increase up to 6%)(2)

----------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Administrative charge(3)            (i) For adults (age 18 and older), $20 in each of your
YOUR POLICY'S VALUE EACH                                        policy's first 12 months; or, for children, $10 in each of
MONTH:                                                          your policy's first 24 months and (ii) for everyone, $7 in each subsequent month (which we may increase up
                                                                to $10)
                            ------------------------------------------------------------------------------------------------
                            Cost of insurance charges(3) and    Amount varies depending on the specifics of your policy(4)
                            Optional rider charges
                            ------------------------------------------------------------------------------------------------
                            Charge if you have elected our      $.02 for each $1,000 of your policy's face amount at the
                            optional enhanced death             time the charge is deducted(5)
                            benefit guarantee
----------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Mortality and expense               .60% (effective annual rate) of the value you have in our
YOUR POLICY'S VARIABLE      risk charge                         variable investment options (we may increase this rate up
INVESTMENT PERFORMANCE                                          to .90%)(6)
EACH DAY:

----------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Surrender (turning in) of your      A surrender charge that will not exceed the amount set
YOUR ACCOUNT VALUE AT THE   policy during its first 15 years    forth in your policy(7) (we will also deduct the remaining
TIME OF THE TRANSACTION:                                        amount of surrender charge associated with any face
                                                                amount increase, as discussed immediately below)
                            ------------------------------------------------------------------------------------------------
                            Surrender of your policy during     An amount of surrender charge that we will compute on
                            the first 15 years after you have   essentially the same basis as if each such face amount
                            requested an increase in your       increase had been a separate, newly-issued Incentive Life
                            policy's face amount                policy(8)
                            ------------------------------------------------------------------------------------------------
                            Requested decrease in your          A pro rata portion of the full surrender charge that would
                            policy's face amount                apply to a surrender at the time of the decrease
----------------------------------------------------------------------------------------------------------------------------

8  CHARGES AND EXPENSES YOU WILL PAY
--------------------------------------------------------------------------------

(1) Up to an amount equal to ten "target premiums." The "target premium" is actuarially determined for each policy, based on that policy's characteristics.

(2) The Illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates of these and any other charges, based on various assumptions. We may increase this charge higher than 6%, however, as a result of changes in the tax laws which increase our expenses.

(3)  Not applicable after the insured person reaches age 100.

(4) See "Monthly cost of insurance charge" and "Other benefits you can add by rider" later in this prospectus.

(5) The "face amount" is the basic amount of insurance coverage under your policy.

(6)  This charge does not apply to amounts in our guaranteed interest option.

(7) Beginning in your policy's ninth year, this amount declines at a constant rate each month until no surrender charge applies to surrender made after the policy's 15th year. The initial amount of surrender charge depends on each policy's specific characteristics. For any policy, the lowest initial surrender charge per $1,000 of initial face amount would be $2.91, and the highest initial surrender charge per $1,000 of initial face amount would be $12.99.

(8) This additional surrender charge, however, applies only to the amount (if any) by which the increase causes the face amount to exceed its highest previous amount. For these purposes, we disregard any face amount changes that we make automatically as a result of any change in your death benefit option.

9  CHARGES AND EXPENSES YOU WILL PAY
--------------------------------------------------------------------------------

YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:

This table shows the fees and expenses paid by each Portfolio for the year ended December 31, 1999. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.


--------------------------------------------------------------------------------------------------------------------------------
                                                                              1999 FEES AND EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL        FEE WAIVERS      NET TOTAL
                                           MANAGEMENT                    OTHER      ANNUAL      AND/OR EXPENSE      ANNUAL
                                             FEE(1)      12B-1 FEE   EXPENSES(2)   EXPENSES   REIMBURSEMENTS(3)    EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                          0.60%         0.25%        0.04%         0.89%             -             0.89%
Alliance Common Stock                        0.46%         0.25%        0.04%         0.75%             -             0.75%
Alliance High Yield                          0.60%         0.25%        0.05%         0.90%             -             0.90%
Alliance Money Market                        0.34%         0.25%        0.05%         0.64%             -             0.64%
EQ/Alliance Premier Growth(4)                0.90%         0.25%        0.23%         1.38%          0.23%            1.15%
Alliance Small Cap Growth(5)                 0.75%         0.25%        0.07%         1.07%             -             1.07%
EQ/Alliance Technology(6)                    0.90%         0.25%        0.10%         1.25%          0.10%            1.15%
EQ Equity 500 Index                          0.25%         0.25%        0.05%         0.55%             -             0.55%
EQ Small Company Index                       0.25%         0.25%        0.71%         1.21%          0.46%            0.75%
EQ International Equity Index                0.35%         0.25%        0.49%         1.09%          0.09%            1.00%
Capital Guardian International(4)            0.85%         0.25%        0.66%         1.76%          0.56%            1.20%
Capital Guardian Research(4)                 0.65%         0.25%        0.47%         1.37%          0.42%            0.95%
Capital Guardian U.S. Equity(4)              0.65%         0.25%        0.34%         1.24%          0.29%            0.95%
FI Mid Cap(7)                                0.70%         0.25%        0.09%         1.04%          0.04%            1.00%
FI Small/MidCap Value                        0.75%         0.25%        0.24%         1.24%          0.14%            1.10%
EQ/Janus Large Cap(7)                        0.90%         0.25%        0.10%         1.25%          0.10%            1.15%
J.P. Morgan Core Bond                        0.45%         0.25%        0.20%         0.90%          0.10%            0.80%
Lazard Large Cap Value                       0.65%         0.25%        0.21%         1.11%          0.16%            0.95%
Lazard Small Cap Value                       0.75%         0.25%        0.26%         1.26%          0.16%            1.10%
MFS Emerging Growth Companies                0.65%         0.25%        0.17%         1.07%          0.07%            1.00%
MFS Growth with Income                       0.60%         0.25%        0.37%         1.22%          0.27%            0.95%
MFS Research                                 0.65%         0.25%        0.17%         1.07%          0.12%            0.95%
Morgan Stanley Emerging Markets Equity       1.15%         0.25%        1.00%         2.40%          0.65%            1.75%
EQ/Putnam Growth & Income Value              0.60%         0.25%        0.16%         1.01%          0.06%            0.95%
EQ/Putnam Investors Growth                   0.65%         0.25%        0.19%         1.09%          0.14%            0.95%
EQ/Putnam International Equity               0.85%         0.25%        0.32%         1.42%          0.17%            1.25%
--------------------------------------------------------------------------------------------------------------------------------

                       As supplemented December 29, 2000.

10  CHARGES AND EXPENSES YOU WILL PAY

--------------------------------------------------------------------------------

(1) The management fees shown reflect revised management fees, effective on or about May 1, 2000, which were approved by shareholders. The management fees shown for EQ/Putnam Growth & Income Value, FI Small/MidCap Value and Lazard Large Cap Value do not reflect the waiver of a portion of each Portfolio's investment management fees that is currently in effect. The management fee for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(2) On October 18, 1999 the Alliance Money Market, Alliance High Yield, Alliance Common Stock, Alliance Small Cap Growth, EQ Equity 500 Index and EQ/Aggressive Stock Portfolios became part of EQ Advisors Trust. Other Expenses for these Portfolios have been restated to reflect the estimated expenses that would have been incurred, had these Portfolios been portfolios of EQ Advisors Trust for the full year ended December 31, 1999. The restated expenses reflect an increase of 0.01% for each of these Portfolios.


(3) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to certain Portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than the amounts specified above as Net Total Annual Expenses. Portfolios that show "-" in this column have no expense limitation arrangement in effect. See the EQ Advisors Trust prospectus for more information about the Expense Limitation Agreement. The expense limitations for the EQ Equity 500 Index, MFS Emerging Growth Companies, MFS Growth with Income, MFS Research, EQ/Putnam International Equity and EQ/Putnam Growth & Income Value Portfolios reflect an increase effective on May 1, 2000. The expense limitation for the Lazard Small Cap Value Portfolios reflects a decrease effective on May 1, 2000.


(4) Initial seed capital was invested in the EQ/Alliance Premier Growth, Capital Guardian International, Capital Guardian Research and Capital Guardian U.S. Equity Portfolios on April 30, 1999; thus, Other Expenses for these Portfolios have been estimated.

(5) Prior to October 18, 1999, Total Annual Expenses for the Alliance Small Cap Growth Portfolio were limited to 1.20% under an expense limitation arrangement which is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1999, absent the expense limitation arrangement.

(6) Expenses shown are based on annualized estimates for 2000. Initial seed capital was invested in the EQ/Alliance Technology Portfolio on May 2, 2000.

(7) Initial seed capital was invested in the FI Mid Cap and EQ/Janus Large Cap Growth Portfolios on September 1, 2000.



                       As supplemented December 29, 2000.

RISKS YOU SHOULD CONSIDER

11  RISKS YOU SHOULD CONSIDER
--------------------------------------------------------------------------------

HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.

CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" below); (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) make a charge of up to $25 for each transfer among investment options that you make.

Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, premium payments, expenses and taxes. Any changes in charges may apply to then outstanding policies, as well as to new policies, but we will not raise any charges above any maximums discussed in this prospectus and shown in your policy.

Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o We can increase certain charges without your consent, within limits stated in your policy.

o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

1
POLICY FEATURES AND BENEFITS

12  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

Incentive Life is a variable life insurance policy that provides you with flexible payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive in this "base policy" are described below.

You can also add riders to your base policy that can increase the benefits you receive and affect the amounts you pay in certain circumstances. Those riders, including the Incentive Term rider and Ten-year term insurance rider, are discussed in "other benefits you can add by rider" below.

HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like, so long as you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
--------------------------------------------------------------------------------

LIMITS ON PREMIUM PAYMENTS. The federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to the amount of your policy's insurance coverage). Also, if your premium payments exceed certain other amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" below. We may return any premium payments that would exceed those limits to you.

You can ask your financial professional to provide you with an illustration of policy benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay.

If at any time when your policy's account value is high enough that the alternative death benefit discussed below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with adequate evidence that he/she continues to meet our requirements for issuing insurance.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amount of premiums is not mandatory. Rather, you need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough "net cash surrender value" to pay your policy's monthly charges when due unless

o you have paid sufficient premiums to maintain one of our available guarantees against termination and your policy is still within the period of that guarantee (see "You can guarantee that your policy will not terminate before a certain date" below) or

o you have elected the "paid up" death benefit guarantee and it remains in effect (see "You can elect a "paid up" death benefit guarantee" below).

("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" below.)

                       As supplemented December 29, 2000.

13  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

--------------------------------------------------------------------------------
Your policy will terminate if you don't either (i) pay enough premiums to pay the charges we deduct or (ii) maintain in effect one or more of our other guarantees that can keep your policy from terminating. However, we will first send you a notice and give you a chance to pay any shortfall.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," below.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.

YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

You can generally guarantee that your policy will not terminate for a number of years by paying at least certain amounts of premiums. We call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. In most states you have three options for how long the guarantee will last. One of these options is discussed below under "Enhanced death benefit guarantee." The other two guarantee options are as follows:

(1) a guarantee for the first 5 years of your policy (the policy calls this the "no-lapse guarantee")

                                       or

(2) a guarantee until the insured reaches age 70, but in no case less than 10 years (the policy calls this the "death benefit guarantee").

In some states, these guarantees may be unavailable, limited to shorter periods, or referred to by different names.

If your policy is issued with the Incentive Term rider, the "death benefit guarantee" is not available. See "Other benefits you can add by rider" below for more information.

We make no extra charge for either of these two guarantees against policy termination. However, in order for either of those guarantees to be available, you must have satisfied the "guarantee premium test" (discussed below) and you must not have any outstanding policy loans. In this connection, maintaining the "age 70/10 year" guarantee against policy termination (where available) will require you to pay more premiums than maintaining only the 5-year guarantee.

--------------------------------------------------------------------------------
In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not terminate for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
--------------------------------------------------------------------------------

GUARANTEE PREMIUM TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for either of the two above-listed guarantee options that are then available under your policy. If it does, your policy will not lapse, provided that you have no policy loans outstanding (or you repay all of such loans before the end


                       As supplemented December 29, 2000.

14  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

of the 61-day grace period mentioned above) and provided that the period of the corresponding guarantee has not expired.

When we calculate the cumulative amount of guarantee premiums due for the two above-listed guarantee options, we compound each amount at a 4% annual interest rate from its due date through the date of the calculation. (This interest rate is purely for purposes of determining whether you have satisfied the guarantee test for an available duration. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain a guarantee against termination will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

ENHANCED DEATH BENEFIT GUARANTEE. On your application for a policy, you may elect an enhanced death benefit guarantee rider, that will guarantee your policy against termination for a longer period of time than either of the two guarantee options described above. If elected, a monthly charge of $.02 per $1,000 of the policy's face amount is deducted from your account value for this guarantee. To elect this feature, all of your policy's account value must be allocated to our variable investment options.

While the enhanced death benefit guarantee is in effect, your policy will not lapse, even if your net cash surrender value is insufficient to pay a monthly deduction that has become due, as long as you do not have an outstanding loan (or you repay the loan within the 61-day grace period). This guarantee is available for the following periods:

(a) If you have always chosen death benefit Option A, for the life of the insured person; or

(b) If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of the date the insured person reaches age 80 or the end of the 15th year of the policy.

This option is not available in all states. It is not available if your policy is issued with the Incentive Term rider.

If you have elected the enhanced death benefit guarantee, we test on each policy anniversary to see if the required premium (the enhanced death benefit "guarantee premium") has been paid. (The enhanced guarantee premium will be set forth on page 3 of your policy.) The required premium has been paid if the total of all premiums paid, less all withdrawals, is at least equal to the total of all enhanced guarantee premiums due to date. (In this comparison, unlike the test for the shorter duration guarantees discussed above, we do not compound these amounts using any hypothetical interest rate.)

If the required premium has not been paid as of any policy anniversary, we will mail you a notice requesting that you send us the shortfall. If we do not receive this additional premium, the enhanced death benefit guarantee will terminate. The enhanced death benefit guarantee also will terminate if you request that we cancel it, or if you allocate any value to our guaranteed interest option. If the enhanced death benefit guarantee terminates, the related charge terminates, as well. Once terminated, this guarantee can never be reinstated or restored.

GUARANTEE PREMIUMS. The amount of the guarantee premiums for each of the guarantees discussed above is set forth in your policy if that guarantee is available to you. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. Certain additional benefit riders will cause the guarantee premiums to increase after policy issue. The guarantee premiums also may change if, for example, you make policy changes that increase or decrease the face amount of the policy or a rider, add or eliminate a rider, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a guarantee period beyond its original number of years.


                       As supplemented December 29, 2000.

15  POLICY FEATURES AND BENEFITS

--------------------------------------------------------------------------------

We will not bill you separately for guarantee premiums. If you want to be billed, therefore, you must select a planned periodic premium that at least equals the guarantee premium that you plan to pay. If you wish your bills for planned periodic premiums to cover your guarantee premiums, please remember to change your planned periodic premium amount, as necessary, if you take any action that causes your guarantee premiums to change.

YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

In most states, you may elect to take advantage of our "paid up death benefit guarantee" at any time after the fourth year of your policy. If you elect the paid up death benefit guarantee, we may initially reduce your policy's face amount (see below). Thereafter, your policy will not lapse and the death benefit will never be less than the face amount, so long as the guarantee remains in effect. The guarantee will terminate, however, if (i) at any time following the election, any outstanding policy loans and accrued loan interest, together with any then applicable surrender charge, exceed your policy's account value or if
(ii) you request us to terminate the election.

In order to elect the paid up death benefit guarantee:

o you must have death benefit "Option A" in effect (see "About your life insurance benefit" below);

o you must terminate any riders to your policy that carry additional charges, including the Incentive Term rider;

o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification; and

o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.

If your policy is issued with the Incentive Term rider, the "paid up" death benefit guarantee is only available with respect to the base coverage.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your account value stayed the same, the calculation under clause (b) above would be lower the longer your policy is outstanding.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). (See "Charges and expenses you will pay" above.)

OTHER EFFECTS OF THIS GUARANTEE. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you can pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.

Partial withdrawals while the paid up death benefit guarantee is in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making withdrawals from your policy" below), except that:

o We may decline your request for a partial withdrawal (or any other policy change) under the circumstances described in the paid up death benefit guarantee policy endorsement. If this occurs, you may wish to consider asking us to terminate the paid up death benefit guarantee.


                       As supplemented December 29, 2000.

16  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

o Partial withdrawals (and any distributions we may be required to make for tax purposes) will generally reduce your policy's face amount by more than the amount of the withdrawal.

Election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax treatment of distributions to you" below. You should consult your tax advisor before making this election.

INVESTMENT OPTIONS WITHIN YOUR POLICY

We will initially put all amounts which you have allocated to variable investment options into our Alliance Money Market investment option. On the first business day following the twentieth day after your policy is issued (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.


--------------------------------------------------------------------------------
You can choose among variable investment options
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. The advisors who make the investment decisions for each Portfolio are as follows:


o Alliance Capital Management L.P. (for each "Alliance" or "EQ/Alliance" option, EQ Small Company Index, EQ International Equity Index and EQ Equity 500 Index, also, jointly advises EQ/Aggressive Stock)


o Bankers Trust Company advises the EQ International Equity Index and the EQ Small Company Index options


o    Capital Guardian Trust Company (for the "Capital Guardian" options)


o    Fidelity Management & Research Company (for the "FI" options)

o    Janus Capital Corporation (for the "EQ/Janus" option)

o    J.P. Morgan Investment Management Inc. (for the "J.P. Morgan" option)

o    Lazard Asset Management (for both "Lazard" options)


o Massachusetts Financial Services Company (for the "MFS" options; also, jointly advises EQ/Aggressive Stock)


o    Morgan Stanley Asset Management Inc. (for the "Morgan Stanley" option)

o    Putnam Investment Management, Inc. (for both "EQ/Putnam" options)

Each Portfolio is a part of EQ Advisors Trust. Equitable Life serves as investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the above-listed advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.) You will find other important information about each Portfolio in the separate prospectus for EQ Advisors Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option

                       As supplemented December 29, 2000.

17  POLICY FEATURES AND BENEFITS

--------------------------------------------------------------------------------

is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account".)

--------------------------------------------------------------------------------
We will pay at least 3% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy an Incentive Life policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $50,000 is the smallest amount of coverage you can request.

If you are applying for $1.1 million or more of coverage, you should consider whether it would be to your advantage to take out some of your coverage under our Incentive Term rider. This rider generally provides fewer guarantees and lower charges. See "Other benefits you can add by rider" below.

--------------------------------------------------------------------------------
If the insured person dies, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
--------------------------------------------------------------------------------

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is

o Option A - THE POLICY'S FACE AMOUNT on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                       or

o Option B - THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" below.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age. Representative percentages are as follows:

--------------------------------------------------------------------------------
If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  AGE*    40        45        50          55        60        65
          AND UNDER
--------------------------------------------------------------------------------
  %      250%      215%      185%        150%      130%      120%
--------------------------------------------------------------------------------
          70      75-95     99-OVER
--------------------------------------------------------------------------------
  %      115%      105%      101%
--------------------------------------------------------------------------------

* For the then-current policy year.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

                       As supplemented December 29, 2000.

18  POLICY FEATURES AND BENEFITS

--------------------------------------------------------------------------------

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any remaining policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefit rider. We reduce it by the amount of the living benefit payment plus interest. (See "Your option to receive a living benefit" below.)

--------------------------------------------------------------------------------
You can request a change in your death benefit option any time after the second year of the policy.
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Changes from Option A to Option B are not permitted once the insured person reaches age 81.

If you change from Option B to A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit (discussed above) is higher than the base policy's death benefit at the time of the change in death benefit option,

o we will determine the new base policy face amount somewhat differently from the general procedures described above, and

o we will automatically reduce the face amount of any Incentive Term rider that you then have in effect (we discuss the Incentive Term rider below under "Other benefits you can add by rider").

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" below, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an increase or decrease in face amount.

YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

If the face amount increase endorsement is issued with your policy, you may increase the life insurance coverage under your policy by requesting an increase in your policy's face amount. You can do so any time after the first year of your policy. You may request a decrease in your policy's face amount any time after the second year of your policy. The requested increase or decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.

We can refuse any requested increase or decrease. We will not approve any increase or decrease if we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy. We will also not approve a face amount increase if the insured person has reached age 81. The following additional conditions also apply:

FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge and guarantee premiums under your policy for the face amount increase, reflecting the amount of additional coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly insurance charge we make for the amount of the increase will be based on the age and other insurance

19  POLICY FEATURES AND BENEFITS

--------------------------------------------------------------------------------

risk characteristics of the insured person at the time of the increase. If we refuse a requested face amount increase because the insured person's risk characteristics have become less favorable, we may issue the additional coverage as a separate Incentive Life policy with a different insurance risk classification. In that case, we would waive the monthly administrative charge that otherwise would apply to that separate policy.

FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy. Assuming you have not previously changed the face amount, the amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy.

We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time of the decrease in order to decrease your policy's face amount. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future on account of a prior decrease in face amount.

OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:

o term insurance on the insured person (Ten-year term insurance or Incentive Term rider)

o    disability waiver benefits

o    accidental death benefit

o    option to purchase additional insurance

o    cost-of-living rider

o    children's term insurance

o    ten-year term insurance on an additional insured person

Equitable Life or your financial professional can provide you with more information about these riders. Some of these riders may only be selected at issue. Some benefits are not available in combination with others. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

THE INCENTIVE TERM RIDER. The Incentive Term rider allows you to purchase additional coverage on the insured person if the face amount of your base Incentive Life policy is $1,000,000 or more. Choosing term coverage under this rider in lieu of coverage under your base incentive life policy can reduce your total charges. Our "cost of insurance" charges under the Incentive Term rider are currently lower than they are for coverage under the base policy, and this coverage does not have surrender charges. We reserve the right to raise the insurance rates for this rider at any time so that they exceed the rates for the base policy. But rates for the term rider will not be raised above the maximum rates we are permitted to charge under your base policy.

If your policy is issued with an Incentive Term rider, the "death benefit guarantee" and the "enhanced" death benefit guarantee are not available. Further, the "paid up" death benefit guarantee is only available with respect to the base coverage. Therefore, if any of these death benefit

                       As supplemented December 29, 2000.

20  POLICY FEATURES AND BENEFITS

--------------------------------------------------------------------------------


guarantees is your priority, you should not take any coverage under the Incentive Term rider.


If you request a face amount decrease or a partial withdrawal that results in a face amount decrease or a face amount increase, we will adjust your base policy face amount and your Incentive Term rider face amount proportionately, so that the ratio between the two remains the same.

Any change in the death benefit option will not change the Incentive Term rider's face amount, unless the alternative death benefit is in effect. If it is, any change in your death benefit option will cause your Incentive Term rider's face amount to be automatically reduced as discussed above under "Change of death benefit option" in "Policy Features and Benefits."


When the alternative death benefit becomes applicable, the death benefit under the base policy is increased and the death benefit under the Incentive Term rider is automatically reduced by the same amount (but not below zero).


THE OPTION TO PURCHASE ADDITIONAL INSURANCE. The option to purchase additional insurance rider permits you to purchase additional coverage on the insured person, without evidence of insurability, if specified events occur.

THE COST-OF-LIVING RIDER. The cost-of-living rider provides for scheduled automatic face amount increases that, within limits, reflect increases in the Consumer Price Index. These automatic face amount increases will result in a prospective increase in your guarantee premiums and an additional surrender charge, in the same manner as would any other face amount increase you request.

See also "Tax information" below for certain possible tax consequences of face amount increases or adding or deleting riders.

YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the insured person dies. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. Equitable Life or your financial professional can provide you with samples of such contracts on request.

--------------------------------------------------------------------------------
You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
--------------------------------------------------------------------------------

If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," below. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.

                       As supplemented December 29, 2000.

21  POLICY FEATURES AND BENEFITS

--------------------------------------------------------------------------------

PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).

To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.

VARIATIONS AMONG INCENTIVE LIFE POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

Equitable Life also may vary the charges and other terms of Incentive Life where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life. We will make such variations only in accordance with uniform rules that we establish.

Equitable Life or your financial professional can advise you about any variations that may apply to your policy.

OTHER EQUITABLE LIFE POLICIES

We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. You can contact us to find out more about any other Equitable Life insurance policy.


                       As supplemented December 29, 2000.

2
DETERMINING YOUR POLICY'S VALUE



22  DETERMINING YOUR POLICY'S VALUE
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YOUR ACCOUNT VALUE

As set forth above, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" below. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account.") These amounts are subject to certain charges discussed in "Charges and expenses you will pay."

--------------------------------------------------------------------------------
Your account value will be credited with the same returns as are achieved by the Portfolios (or guaranteed interest option) that you select, but will also be reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values will be reduced, however, by the amount of the mortality and expense risk charge for that period (see "Table of policy charges"in "Charges and expenses you will pay" above). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit (these restricted amounts may be referred to in your policy as "liened policy amounts"). See "Your option to receive a living benefit" below. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate. The mortality and expense risk charge mentioned above does not apply to our guaranteed interest option.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described above for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

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3
TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

23  TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS
--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

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You can transfer among our variable investment options and into our guaranteed interest option.
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After your policy's Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office, you can make a telephone request or you can make a request over the Internet (see below).

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Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

TRANSFER CHARGE. We do not currently make any charge for transfers. We reserve the right, however, to impose up to a $25 charge for each transfer you make. This charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed investment option, or to any transfer pursuant to our dollar cost averaging or asset rebalancing service, as discussed below.

TELEPHONE AND EQACCESS TRANSFERS

TELEPHONE TRANSFERS. You can make telephone transfers by following one of two procedures:

o if you are both the policy's insured person and its owner, by calling 1-888-228-6690 (toll free) from a touch tone phone; or

o if you are not both the insured person and owner, by sending us a signed telephone transfer authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

For more information see "Telephone and EQAccess requests" later in this Prospectus. We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.

EQACCESS TRANSFERS. By the end of 2000, we anticipate that you will be able to make transfers over the Internet. You may do this by visiting our Website and enrolling in EQAccess. This service may not always be available. Generally, the restrictions relating to telephone transfers apply to EQAccess transfers.

MARKET TIMING. We reserve the right to limit your access to telephone or EQAccess transfers if we determine that you are engaged in a market timing strategy. See "Transfers of your account value - Market timing" later in this prospectus.

OUR DOLLAR COST AVERAGING SERVICE

We offer a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term.

24  TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Using the dollar cost averaging service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------

Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the Alliance Money Market option to our other variable investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the Alliance Money Market option is depleted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service.

OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select . You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for up to eight variable investment options. The allocation percentage you specify for each variable investment option selected must be at least 5% (whole percentage only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and in the dollar cost averaging service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time.You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.

4
ACCESSING YOUR MONEY

25  ACCESSING YOUR MONEY

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BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefit payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" below.

--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o    you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o    we do not count the collateral when we compute our customer loyalty credit;
     and

o    the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) In no event, however, will the loan interest rate be greater than 15%. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already outstanding (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because we first offered Incentive Life policies in 1999 the interest rate differential has not yet been eliminated under any outstanding policies.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully

26  ACCESSING YOUR MONEY

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repaid) we contribute that interest to your policy's investment options in the same proportions as if it were a premium payment.

EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up guaranteed death benefit to terminate or may cause any other guarantee against termination to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.

MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

--------------------------------------------------------------------------------
You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of withdrawals, however, do not result in our deducting any portion of any then remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed above) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not then in effect. Please also remember that a partial withdrawal reduces the amount of your premium payments that counts toward maintaining our other guarantees against termination, as well.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.

27  ACCESSING YOUR MONEY

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A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due.

SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" above.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.

YOUR OPTION TO RECEIVE A LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefit rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider).

We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefit rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies.

When we pay a living benefit we automatically transfer a pro-rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest you earn thereon, will be "restricted" - that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value, and we do not count it in computing any customer loyalty credit. We will deduct these restricted amounts from any subsequent surrender proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

The receipt of a living benefit payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefit payment may affect your eligibility for certain government benefits or entitlements.

-------------------------------------------------------------------------------
You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
-------------------------------------------------------------------------------

5
TAX INFORMATION

28  TAX INFORMATION

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This discussion is based on current federal income tax law and interpretations.
It assumes that the policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

An Incentive Life policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that

o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" below.

TAX TREATMENT OF DISTRIBUTIONS TO YOU

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your policy's face amount (including pursuant to our cost-of-living rider), or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

29  TAX INFORMATION

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In addition to the above premium limits for testing for modified endowment status, there are overall limits on the amount of premiums you may pay under your policy in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" below.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the

30  TAX INFORMATION

--------------------------------------------------------------------------------

policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.

TAX TREATMENT OF LIVING BENEFIT PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefit rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person, however, if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.

EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material increase in face amount that you request, or other material change in a policy, will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.

REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under
Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences

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would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.

ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $675,000 (a figure that is scheduled to rise at periodic intervals to $1 million by the year 2006). For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation- skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (indexed annually for inflation, $1,030,000 for 2000).

The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Among other issues, these policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.

OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes

                       As supplemented December 29, 2000.
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incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums, or otherwise allocable to the policies.

WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.

POSSIBILITY OF FUTURE TAX CHANGES

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed.

The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within an insurance policy may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes. Under current law, however, we believe that Equitable Life, and not the owner of a policy, would be considered the owner of the Portfolio shares.

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only
(1) as a direct payment from a qualified retirement plan or (2) if it is made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

Finally, in order for your surrender request to be complete, you must return your policy to us.

WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g. upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. You should consult your tax advisor prior to making a transfer or other assignment.

DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

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DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAYS. Every day that the New York Stock Exchange is open for regular trading is a business day for us. Each business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o    loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o    withdrawals

o    tax withholding elections

o    face amount decreases that result from a withdrawal

o changes of allocation percentages for premium payments or monthly deductions

o    surrenders

o    changes of beneficiary

o transfers from a variable investment option to the guaranteed interest option

o    changes in form of death benefit payment

o    loans

o    transfers among variable investment options

o    assignments

o    termination of paid up death benefit guarantee

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o    changes in face amount

o    election of paid up death benefit guarantee

o    changes in death benefit option

o    changes of insured person

o    termination of enhanced death benefit guarantee

o    restoration of terminated policies

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or

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any transfer, for the same reasons stated in "Delay of variable investment option proceeds" below. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full minimum initial premium to your financial professional at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our Alliance Money Market option (prior to the Allocation
Date). Generally, this is the register date, or, if later, the date we receive your full minimum initial premium at our Administrative Office.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to

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be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life policy.

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YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Incentive Life and other policies that Separate Account FP supports.

ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.

Each subaccount (variable investment option) of Separate Account FP available under Incentive Life invests solely in class IB shares issued by the corresponding Portfolio of EQ Advisors Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

The EQ Advisors Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, to the trustee of a qualified plan for Equitable Life and to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of EQ Advisors Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trust's Portfolios is so large as to

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materially impair the investment performance of the Portfolio involved, we will examine other investment alternatives.

ABOUT OUR GENERAL ACCOUNT

Our general account assets support all of our obligations, (including those under the Incentive Life policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

We declare the rate of interest periodically, but it will not be less than 3%. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.

YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

Upon making this change, the monthly insurance charges we deduct and prospective guarantee premiums will be based on the new insured person's insurance risk characteristics. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," unless we also distribute certain amounts to you from the policy. See "Tax information" above. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that causes your policy to fail the definition of life insurance.

TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death. Similarly, the asset rebalancing program will terminate if either (2) or (3) occurs.

MARKET TIMING. You should note that the product is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying mutual fund portfolio. Market timing strategies are disruptive to the underlying mutual

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fund portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options reflect a market timing strategy, we reserve the right to take action including, but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

TELEPHONE AND EQACCESS REQUESTS

If you are a properly authorized person, you may make transfers between investment options by telephone or over the Internet as described above under "Telephone and EQAccess transfers."

Also, if you are both the owner and the insured person under your policy, you may call 1-888-228-6690 (toll free) from a touch tone phone to make the following additional types of requests:

o    policy loans

o changes of premium allocation percentages (anticipated to be available through EQAccess by the end of 2000)

o    changes of address

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Web site. For security purposes, you may not initiate any transactions relating to your policy for five (5) days after you have elected to use EQAccess. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any EQAccess transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Market timing" above).

Any telephone or Internet transaction request that we receive after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.

DEDUCTING POLICY CHARGES

MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk")

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on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

As a general rule, the cost of insurance rate increases each year that you own your policy. This happens automatically because of the insured person's increasing age.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates up to the guaranteed maximum at any time. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life policies are based on the 1980 Commissioner's Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.

Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

We offer lower rates for non-tobacco users only if they are at least age 18. You may ask us to review a younger insured person's tobacco habits following the policy anniversary on which such person is age 18.

DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the premium charge is designed primarily to defray sales and tax expenses we incur that are based on premium payments.

CUSTOMER LOYALTY CREDIT

We provide a customer loyalty credit for policies that have been outstanding for more than six years. This is added to the account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans or for a living benefit payment). The percentage credit is currently at an annual rate of .60% beginning in the policy's seventh year. This credit is not guaranteed, however. Because we first offered Incentive Life in 1999, no credit has yet been attained under any outstanding policy.

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41  MORE INFORMATION ABOUT OTHER MATTERS

--------------------------------------------------------------------------------

SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items. In the case of a death benefit, if we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death (and other required items), we will pay the proceeds as a single sum, normally within seven days thereafter.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o combine two or more variable investment options or withdraw assets relating to Incentive Life from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.


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42  MORE INFORMATION ABOUT OTHER MATTERS

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If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, EQ Advisors Trust. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.

REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions.

LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.

ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values wouldvary over time under different sets of assumptions, we will provide you with certain illustrations when you purchase your policy and upon request thereafter. These will be based on the age and insurance risk characteristics of the insured person under your policy and such factors as the face amount, death benefit option, premium payment amounts, and assumed rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

SEC REGISTRATION STATEMENT

We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Incentive Life policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's web-site (www.sec.gov).

HOW WE MARKET THE POLICIES

We offer variable life insurance policies (including Incentive Life) and variable annuity contracts through Equitable Distributors Inc. ("EDI").* The Investment Company Act of 1940, therefore, classifies EDI as a "principal underwriter" of those policies and contracts. EDI also serves as a principal underwriter of EQ Advisors Trust. EDI is a wholly owned subsidiary of Equitable Life, with its address at 1290 Avenue of the Americas, New York, NY 10104. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). In 1998 and 1999, we paid EDI fees of $35,582,313 and $46,957,345, respectively, for its services under a Distribution Agreement with Equitable Life and its separate accounts.

---------------------
* It is anticipated that during the fourth quarter of 2000, Equitable Distributors, LLC ("EDI, LLC") will become a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"), including the role of principal underwriter of Separate Account FP. Like EDI, EDI, LLC is owned by Equitable Holdings, LLC. Accordingly, once the successor by merger is complete, all references to the principal underwriter in each prospectus should be replaced with Equitable Distributors, LLC.


                       As supplemented December 29, 2000.

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43  MORE INFORMATION ABOUT OTHER MATTERS

--------------------------------------------------------------------------------

We sell Incentive Life through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD). Such agencies and their affiliated broker-dealers have entered into selling agreements with EDI. The licensed insurance agents who sell our policies are appointed as agents of Equitable Life, and are financial professionals of the agencies' affiliated broker-dealer. Sales commissions will be paid by Equitable Life to the agency which sells you this policy. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agencies will receive maximum commissions of: 50% of the amount of the premium you pay in your policy's first year up to a certain amount, plus 3% of all other premiums you pay in your policy's first year, plus 3% of all premiums you pay in the second through tenth years. We pay comparable commissions on the amount of premiums you pay that we deem attributable to any face amount increase that you request. The agency may be required to return to us any commissions on premiums that we have refunded to a policyowner. Use of the Incentive Term rider instead of an equal amount of coverage under the base policy generally reduces commissions. Therefore, an agent may receive a higher commission for selling you a policy that does not include a term rider.

INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.



                       As supplemented December 29, 2000.

DIRECTORS AND PRINCIPAL OFFICERS

44  DIRECTORS AND PRINCIPAL OFFICERS

--------------------------------------------------------------------------------

Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.

DIRECTORS

-----------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
FRANCOISE COLLOC'H
-----------------------------------------------------------------------------------------------------------------------------
AXA                                     Director of Equitable Life (since July 1992). Member of the AXA Management Board
25, Avenue Matignon                     and Group Executive President, Human Resources, Communication and Synergies of
75008 Paris, France                     AXA (since January 2000). Prior thereto, Senior Executive Vice President, AXA
                                        (1993-2000). Director or officer of various subsidiaries and affiliates of the AXA
                                        Group.
-----------------------------------------------------------------------------------------------------------------------------
HENRI DE CASTRIES
-----------------------------------------------------------------------------------------------------------------------------
AXA                                     Director of Equitable Life (since September 1993). Chairman of the Board of AXA
25, Avenue Matignon                     Financial (since April 1998); Vice Chairman (February 1996 to April 1998). Vice
75008 Paris, France                     Chairman of AXA's Management Board and CEO (since January 2000). Prior thereto,
                                        Senior Executive Vice President, Financial Services and Life Insurance Activities
                                        in the United States, Germany, the United Kingdom and Benelux (1996 to 2000);
                                        Executive Vice President, Financial Services and Life Insurance Activities (1993 to
                                        1996) of AXA. Director or officer of various subsidiaries and affiliates of the AXA
                                        Group. Director of DLJ and Alliance Capital Management Corporation, the general partner of Alliance Holding and Alliance.
-----------------------------------------------------------------------------------------------------------------------------
CLAUS-MICHAEL DILL
-----------------------------------------------------------------------------------------------------------------------------
AXA Colonia Konzern AG                  Director of Equitable Life (since May 2000). Chairman of the Management Board of
Gereonsdriesch 9-11                     AXA Colonia Konzern AG (since June 1999). Member of the Management Board
50670 Cologne, Germany                  since April 1999. Prior thereto, member of the Holding Management Board of
                                        Gerling-Konzern in Cologne (1995 to April 1999). Chairman of the Management Board
                                        of AXA Colonia Versicherung AG, AXA Colonia Lebensversicherung AG, Colonia
                                        Nordstern Versicherungs-Management AG and Colonia Nordstern
                                        Lebensversicherungs-Management AG (since June 1999). Director of AXA Financial
                                        (since May 2000).
-----------------------------------------------------------------------------------------------------------------------------
JOSEPH L. DIONNE
-----------------------------------------------------------------------------------------------------------------------------
The McGraw-Hill Companies               Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill
1221 Avenue of the Americas             Companies (since January 2000) and retired Director (since April 2000); prior thereto,
New York, NY 10020                      Chairman (April 1988 to January 2000) and Chief Executive Officer (April 1983 to
                                        April 1998). Director of Harris Corporation and Ryder System, Inc. Director of AXA
                                        Financial, Inc. (since May, 1992).
-----------------------------------------------------------------------------------------------------------------------------
DENIS DUVERNE
-----------------------------------------------------------------------------------------------------------------------------
AXA                                     Director of Equitable Life (since February 1998). Executive Vice President,
25, Avenue Matignon                     International (US-UK-Benelux) AXA and member of AXA Executive Board (since
75008 Paris, France                     January, 2000). Director, Alliance (since February 1996) and Donaldson Lufkin &
                                        Jenrette ("DLJ") (since February 1997).
-----------------------------------------------------------------------------------------------------------------------------

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45  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
JEAN-RENE FOURTOU
-----------------------------------------------------------------------------------------------------------------------------
Aventis                                  Director of Equitable Life (since July 1992). Vice Chairman of the Management Board
25, Quai Paul Doumer                     of Aventis (since December 1999). Prior thereto, Chairman and Chief Executive
92408 Courbevoie Cedex                   Officer of Rhone-Poulenc, S.A. (1986 to December 1999). Member of the Supervisory
France                                   Board of AXA. Director of Schneider Electric, Paribas, and Groupe Pernod-Ricard.
                                         Member of the Consulting Council of Banque de France. Director, AXA Financial
                                         (since July, 1992).
-----------------------------------------------------------------------------------------------------------------------------
NORMAN C. FRANCIS
-----------------------------------------------------------------------------------------------------------------------------
Xavier University of Louisiana           Director of Equitable Life (since March 1989). President of Xavier University of
7325 Palmetto Street                     Louisiana; Director, Piccadilly Cafeterias, Inc., and Entergy Corporation.
New Orleans, LA 70125
-----------------------------------------------------------------------------------------------------------------------------
DONALD J. GREENE
-----------------------------------------------------------------------------------------------------------------------------
LeBouef, Lamb, Greene & MacRae, L.L.P.   Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene &
125 West 55th Street                     MacRae, L.L.P. (since 1999). Prior thereto, Partner of the firm (1965 to 1999).
New York, NY 10019-4513                  Director of AXA Financial (since May 1992).
-----------------------------------------------------------------------------------------------------------------------------
JOHN T. HARTLEY
-----------------------------------------------------------------------------------------------------------------------------
1025 NASA Boulevard                      Director of Equitable Life (since August 1987). Currently a Director and retired
Melbourne, FL 32919                      Chairman and Chief Executive Officer of Harris Corporation (retired July 1995);
                                         previously held other officerships with Harris Corporation. Director of AXA
                                         Financial (since May 1992); Director of the McGraw Hill Companies.
-----------------------------------------------------------------------------------------------------------------------------
JOHN H.F. HASKELL JR.
-----------------------------------------------------------------------------------------------------------------------------
Warburg Dillon Read LLC                  Director of Equitable Life (since July 1992); Director of AXA Financial (since July
294, Park Avenue                         1992); Director, Senior Advisor of Warburg Dillon Read LLC (since 1999); Prior
New York, NY 10171                       thereto, Managing Director and member of its Board of Directors (1975-1999);
                                         Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998); Director,
                                         Pall Corporation (since November 1998).
-----------------------------------------------------------------------------------------------------------------------------
NINA HENDERSON
-----------------------------------------------------------------------------------------------------------------------------
Bestfoods                                Director of Equitable Life (since December 1996). Corporate Vice President, Core
International Plaza                      Business Development of Bestfoods (since June 1999). Prior thereto, President,
700 Sylvan Avenue                        Bestfoods Grocery and Vice President, Bestfoods (formerly CPC International, Inc.)
Englewood Cliffs, NJ 07632-9976          (1997 to 1999). President, Bestfoods Specialty Markets Group (1993 to 1997);
                                         Director, Hunt Corporation and PACTIV Corporation. Director, AXA Financial (since
                                         December 1996).
-----------------------------------------------------------------------------------------------------------------------------
W. EDWIN JARMAIN
-----------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                       Director of Equitable Life (since July 1992). President, Jarmain Group Inc. (since
121 King Street West                     1979); and officer or director of several affiliated companies. Director, DLJ (since
Suite 2525                               October 1992), Alliance Capital Management Corporation (since May 2000), AXA
Toronto, Ontario M5H 3T9                 Insurance (Canada), Anglo Canada General Insurance Company, and AXA Pacific
Canada                                   Insurance Company, and Alternate Director, AXA Asia Pacific Holdings. Chairman
                                         (non-executive) and Director, FCA International Ltd. (January 1994 to May 1998).
                                         Director of AXA Financial, Inc. (since July 1992).
-----------------------------------------------------------------------------------------------------------------------------

46  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

DIRECTORS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
GEORGE T. LOWY
-----------------------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore                Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore.
825 Eighth Avenue                      Director, Eramet.
New York, NY 10019
-----------------------------------------------------------------------------------------------------------------------------
DIDIER PINEAU-VALENCIENNE
-----------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston             Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse First
c/o Schneider Electric                 Boston (since March 1999). Chairman and Chief Executive Officer (1981 to February
64, rue de Miromesnil                  1999) (now Honorary Chairman) Schneider Electric. Member of the Supervisory Board
75008 Paris, France                    of AXA. Director of CGIP, Aventis (formerly Rhone-Poulenc, S.A.), Sema Group PLC
                                       (UK), Soft Computing and Swiss Helvetic Fund; member of the Advisory Board of
                                       Booz-Allen & Hamilton. Director of AXA Financial, Inc. (since February 1996).
-----------------------------------------------------------------------------------------------------------------------------
GEORGE J. SELLA, JR.
-----------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                           Director of Equitable Life (since May 1987). Retired Chairman and Chief Executive
Newton, NJ 07860                       Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of AXA Financial (since May 1992) and
                                       Coulter Pharmaceutical (since May 1987).
-----------------------------------------------------------------------------------------------------------------------------
PETER J. TOBIN
-----------------------------------------------------------------------------------------------------------------------------
St. John's University                  Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin College of
8000 Utopia Parkway                    Business Administration, St. John's University (since August 1998); Chief Financial
Jamaica, NY 11439                      Officer, Chase Manhattan Corp. (1985 to 1997). Director of Alliance Capital
                                       Management Corporation (since May 2000), the CIT Group, Inc. and H.W. Wilson
                                       Company.
-----------------------------------------------------------------------------------------------------------------------------
DAVE H. WILLIAMS
-----------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management            Director of Equitable Life (since March 1991). Chairman (since 1977) and former
Corporation                            Chief Executive Officer (1977 to January 1999), of Alliance, and Chairman or Director
1345 Avenue of the Americas            of numerous subsidiaries and affiliated companies of Alliance. Senior Executive Vice
New York, NY 10105                     President of AXA (January 1997 to January 2000). Director of AXA Financial (since
                                       May 1992).
-----------------------------------------------------------------------------------------------------------------------------


47  DIRECTORS AND PRINCIPAL OFFICERS

--------------------------------------------------------------------------------

OFFICERS - DIRECTORS

---------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
MICHAEL HEGARTY
---------------------------------------------------------------------------------------------------------------------------
                                        Director of Equitable Life (since January 1998). President (since January 1998) and
                                        Chief Operating Officer (since February 1998), Equitable Life. Senior Vice Chairman
                                        (since November 1999), Vice Chairman (since April 1998), Senior Executive Vice
                                        President (January 1998 to April 1998), and Director and Chief Operating Officer
                                        (both since January 1998), AXA Financial. Director, President and Chief Operating
                                        Officer, Equitable of Colorado (since December 1999); AXA Client Solutions & AXA
                                        Distribution Holding Corp. (since September 1999). Vice Chairman (from 1996 to
                                        1997), Chase Manhattan Corporation. Vice Chairman (from 1995 to 1996) and Senior
                                        Executive Vice President (from 1991 to 1995), Chemical Bank. Director, ACMC, Inc.
                                        ("ACMC") (since March 1998). Trustee, EQ Advisors Trust. Director, Alliance and DLJ
                                        (both since May 1998).
---------------------------------------------------------------------------------------------------------------------------
EDWARD D. MILLER
---------------------------------------------------------------------------------------------------------------------------
                                        Director of Equitable Life (since August 1997). Chairman of the Board (since
                                        January 1998), Chief Executive Officer (since August 1997), President (August 1997 to January 1998), Equitable Life. Director, President and Chief Executive Officer,
                                        (all since August 1997), AXA Financial. Director, Chairman of the Board and Chief
                                        Executive Officer, Equitable of Colorado (since December 1999); AXA Client
                                        Solutions and AXA Distribution Holding Corp. (since September 1999). Member of the
                                        Management Board of AXA (since January 2000); Senior Vice Chairman, Chase Manhattan
                                        Corporation (March 1996 to April 1997). President (January 1994 to March 1996) and
                                        Vice Chairman (December 1991 to January 1994), Chemical Bank. Director, Alliance
                                        (since August 1997), DLJ (since November 1997), ACMC, Inc. (since March 1998), and
                                        AXA Canada (since September 1998). Director, KeySpan Energy Corporation.
---------------------------------------------------------------------------------------------------------------------------
STANLEY B. TULIN
---------------------------------------------------------------------------------------------------------------------------
                                        Director and Vice Chairman of the Board (since February 1998), and Chief Financial
                                        Officer (since May 1996), Equitable Life. Vice Chairman of the Board (since
                                        November 1999) and Chief Financial Officer (since May 1997) and prior thereto,
                                        Senior Executive Vice President (February 1998 to November 1999), AXA Financial.
                                        Director, Vice Chairman and Chief Financial Officer (since December 1999) Equitable of Colorado; AXA Client Solutions, LLC and AXA Distributions Holding Corp. (since
                                        September 1999). Vice President (until 1998), EQ ADVISORS TRUST. Director, Alliance
                                        (since July 1997), and DLJ (since June 1997). Prior thereto, Chairman, Insurance
                                        Consulting and Actuarial Practice, Coopers & Lybrand, L.L.P.
---------------------------------------------------------------------------------------------------------------------------

48  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

OTHER OFFICERS

---------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
LEON B. BILLIS
---------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since February 1998) and Chief Information Officer (since
                                        November 1994), Equitable Life and AXA Client Solutions (since September 1999).
                                        Previously held other officerships with Equitable Life.
---------------------------------------------------------------------------------------------------------------------------
DERRY E. BISHOP
---------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since September 1998), Managing Director of Retail
                                        Distribution (since July 2000 to); Chief Agency Officer, (since December 1997), and
                                        Senior Vice President (January 1995 to September 1998), Equitable Life; Director
                                        and Executive Vice President, AXA Advisors LLC and Executive Vice President and
                                        Chief Agency Officer, AXA Client Solutions, LLC (all since September 1999). Prior thereto, Director (since 1995) and Executive Vice President (since 1994) EQF (now
                                        AXA Advisors).
---------------------------------------------------------------------------------------------------------------------------
HARVEY BLITZ
---------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life. Senior Vice President, AXA Financial.
                                        Director and Chairman, Frontier Trust Company, FSB ("Frontier"). Director, EQF (now
                                        AXA Advisors) (until September 1999). Executive Vice President and Director (since
                                        September 1999), AXA Advisors, Director (until May 1996). Director and Senior Vice
                                        President, AXA Network, LLC (formerly EquiSource). Director and Officer of various
                                        Equitable Life affiliates. Previously held other officerships with Equitable Life and its affiliates.
---------------------------------------------------------------------------------------------------------------------------
KEVIN R. BYRNE
---------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior Vice
                                        President and Treasurer, AXA Client Solutions, LLC; Equitable of Colorado (since
                                        December 1999). Treasurer, Frontier (since 1990) and AXA Network, LLC (since 1999).
                                        Chairman (since August 2000) and Chief Executive Officer (since September 1997)
                                        Equitable Casualty Insurance Company ("Casualty"). Vice President and Treasurer, EQ
                                        ADVISORS TRUST (since March 1997). Director, Chairman, President and Chief
                                        Executive Officer, Equitable JV Holdings (since August 1997). Director (since July
                                        1997), and Senior Vice President and Chief Financial Officer (since April 1998),
                                        ACMC. Previously held other officerships with Equitable Life and its affiliates.
---------------------------------------------------------------------------------------------------------------------------
JOHN A. CAROSELLI
---------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since September 1998), Equitable Life; Senior Vice
                                        President, Equitable Life (February 1998 to September 1998); Senior Vice President,
                                        Chase Manhattan Corp. (1996 to 1998); Vice President, Chemical Bank (1991 to 1996).
---------------------------------------------------------------------------------------------------------------------------


49  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
JUDY A. FAUCETT
---------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life, (since September 1996) and Actuary
                                        (September 1996 to December 1998). Partner and Senior Actuarial Consultant, Coopers
                                        & Lybrand L.L.P. (January 1989 to August 1996).
---------------------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
---------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Controller, Equitable Life, AXA Client Solutions, LLC and
                                        AXA Financial. Senior Vice President and Controller, The Equitable of Colorado,
                                        Inc. (since December 1999). Previously held other officerships with Equitable Life and its affiliates.
---------------------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
---------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Auditor, Equitable Life. AXA Financial and AXA Client
                                        Solutions, LLC.
---------------------------------------------------------------------------------------------------------------------------
ROBERT E. GARBER
---------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and Chief Legal Officer (since November 1999), Equitable
                                        Life; prior thereto, Executive Vice President and General Counsel. General Counsel
                                        of AXA Financial. Executive Vice President and Chief Legal Officer of AXA Client
                                        Solutions, LLC. Previously held other officerships with Equitable Life and its affiliates.
---------------------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
---------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President (since September 1999), Chief Compliance Officer and
                                        Associate General Counsel, Equitable Life. Senior Vice President, AXA Client
                                        Solutions, LLC. Previously held other officerships with Equitable Life.
---------------------------------------------------------------------------------------------------------------------------
MICHAEL S. MARTIN
---------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since September 1998) and Managing Director of Retail
                                        Distribution (since July 2000) Chief Marketing Officer (December 1997 to),
                                        Equitable Life; prior thereto, Senior Vice President and Chief Marketing Officer.
                                        Chairman and Chief Executive Officer, AXA Advisors LLC (since September 1999).
                                        Executive Vice President and Managing Director of Retail Distribution, AXA Client
                                        Solutions, LLC (since September 1999). Vice President, EQ ADVISORS TRUST (until
                                        April 1998). Director, Equitable Underwriting and Sales Agency (Bahamas), Ltd. and
                                        AXA Network, LLC; Executive Vice President (since December 1998), Colorado.
                                        Previously held other officerships with Equitable Life and its affiliates.
---------------------------------------------------------------------------------------------------------------------------
RICHARD J. MATTEIS
---------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President, Equitable Life (since May 1998); Executive Vice
                                        President, AXA Client Solutions, LLC (since September 1999); Executive Vice
                                        President, Chase Manhattan Corporation (January 1983 to June 1997); Director, EQF
                                        (now AXA Advisors) (October 1998 to May 1999).
---------------------------------------------------------------------------------------------------------------------------


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50  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
PETER D. NORIS
---------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and Chief Investment Officer, Equitable Life. Executive
                                        Vice President (since May 1995) and Chief Investment Officer (since July 1995), AXA
                                        Financial. Chairman, President and Trustee (since March 1997), EQ ADVISORS TRUST.
                                        Executive Vice President and Chief Investment Officer, Equitable of Colorado (since
                                        December 1999), Executive Vice President, AXA Client Solutions (since September
                                        1999). Director, Alliance, and Equitable Real Estate (until June 1997). Executive
                                        Vice President, EQF (now AXA Advisors) (since August 1999). Director, EREIM
                                        Managers Corp. (since July 1997), and EREIM LP Corp. (since October 1997).
---------------------------------------------------------------------------------------------------------------------------
BRIAN S. O'NEIL
---------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President, Equitable Life (since June 1998). Executive Vice
                                        President, AXA Client Solutions (since September 1999). Director of Investment, AXA
                                        Investment Management (January 1998 to June 1998); Chief Investment Officer, AXA
                                        Investment Management (July 1995 to January 1998). Trustee (since September 1999),
                                        EQ ADVISORS TRUST.
---------------------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
---------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life and AXA Client Solutions (since September
                                        1999). Director, Chairman and Chief Operating Officer, Casualty, (September 1997 to
                                        August 2000). Director, Equitable Agri-Business, Inc. (until June 1997). Previously held other officerships with Equitable Life and its affiliates.
---------------------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
---------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President (since February 1999); Vice President, Secretary and
                                        Associate General Counsel, Equitable Life and AXA Financial, (since September
                                        1995). Senior Vice President, Secretary and Associate General Counsel, AXA
                                        Financial and AXA Client Solutions (since November 1999). Senior Vice President,
                                        Secretary, and Associate General Counsel, Equitable of Colorado (since December
                                        1999). Previously held other officerships with Equitable Life.
---------------------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
---------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President (since February 1995) and General Counsel (since November
                                        1999) Equitable Life; prior thereto, Deputy General Counsel (1996-1999). Senior
                                        Vice President (since September 1996) and Deputy General Counsel (since September
                                        1999), AXA Financial. Senior Vice President and General Counsel, AXA Client
                                        Solutions (since November 1999). Senior Vice President and General Counsel,
                                        Equitable of Colorado (since December 1999). Director, AXA Advisors. Senior Vice
                                        President and General Counsel, EIC (June 1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.
---------------------------------------------------------------------------------------------------------------------------

51  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
JOSE S. SUQUET
---------------------------------------------------------------------------------------------------------------------------
                                        Senior Executive Vice President (since February 1998), Chief Distribution Officer
                                        (since December 1997) and Chief Agency Officer (August 1994 to December 1997),
                                        Equitable Life. Senior Executive Vice President, AXA Financial. Senior Executive
                                        Vice President and Chief Distribution Officer, AXA Client Solutions (since
                                        September 1999). Senior Executive Vice President, Equitable of Colorado (since
                                        December 1999). Chairman (since December 1997), EDI. Prior thereto, Agency Manager.
---------------------------------------------------------------------------------------------------------------------------
GREGORY G. WILCOX
---------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since September 1998), Senior Vice President (May 1992 to
                                        September 1998), Equitable Life. Executive Vice President (since November 1999),
                                        AXA Financial; prior thereto, Senior Vice President. Executive Vice President, AXA
                                        Client Solutions, LLC (since September 1999).
---------------------------------------------------------------------------------------------------------------------------
R. LEE WILSON
---------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since May 1998) and Deputy Chief Financial Officer
                                        (September 1998 to July 1999), Equitable Life. Executive Vice President, AXA Client
                                        Solutions (since September 1999). Prior thereto, Executive Vice President, Chase
                                        Manhattan Bank.
---------------------------------------------------------------------------------------------------------------------------


8
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE

52  FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE

--------------------------------------------------------------------------------

The financial statements of Separate Account FP as of December 31, 1999 and for each of the three years in the period ended December 31, 1999 and the financial statements of Equitable Life as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.

APPENDIX I: INVESTMENT PERFORMANCE RECORD


A-1  APPENDIX I: INVESTMENT PERFORMANCE RECORD

--------------------------------------------------------------------------------

The tables below show performance information for the variable investment options. The performance shown for each option equals the performance of the Portfolio corresponding to that option, reduced by the current rate of the policies' mortality and expense risk charge (.60% annual rate). You can find more information about the performance of the Portfolios in the EQ Advisors Trust prospectus attached at the end of this prospectus. The performance figures on which the tables are based are after deduction of all fees and expenses paid by the Trust or any of the Portfolios.

For periods prior to October 18, 1999, the "Alliance" Portfolios (other than EQ/Alliance Premier Growth and EQ/Alliance Technology) were part of The Hudson River Trust. On October 18, 1999, these Portfolios became corresponding Portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust Portfolio and any predecessors that it may have had. In addition, we have adjusted the results for these Portfolios prior to the dates when the Class IB shares for these Portfolios were available, to reflect the 12b-1 fees currently imposed. Class IB shares of Alliance Money Market, Alliance High Yield, EQ Equity 500 Index** Alliance Common Stock and EQ/Aggressive Stock* Portfolios first became available in EQ Advisors Trust's predecessor on October 2, 1996. Class IB shares of Alliance Small Cap Growth Portfolio first became available in the Trust's predecessor on May 1, 1997.

The tables below, however, do not take into account the following additional charges that we will deduct under your policy: (1) the sales charge that we deduct from each premium payment you make; (2) the monthly cost of insurance charge; (3) the surrender charge; (4) any charge for optional rider benefits you may select or (5) the policies' monthly administrative charge (currently $20 for your policy's first 12 months and $7 per month thereafter, for issue ages 18 and older). For more information about these charges, see "Charges and expenses you will pay" in this prospectus. If we reflected these charges, the performance shown below would be reduced. We have not done so, however, because the actual impact of these charges on a particular policy varies considerably based on such factors as the insurance risk characteristics of the insured person; the face amount and other options you select for your policy; the amount and timing of your premium payments; and whether you make withdrawals, take policy loans, or surrender your policy. In order to better understand how the charges we have omitted from the below tables will affect your policy's value, you should refer to your Illustrations of Policy Benefits that your financial professional will provide. You can request Equitable Life or your financial professional to provide you with such illustrations at any time, whether before or after you purchase a policy.

In a few cases, the return information shown in the first table below includes a period of time prior to when Separate Account FP first offered a corresponding variable investment option under any form of variable life insurance policy. Therefore, the second table below provides additional performance information from the date that those investment options actually received initial funding.

---------------------
*  Previously "Alliance Aggressive Stock"

** Previously "Alliance Equity 500 Index"


                        As supplemented December 29, 2000

A-2  APPENDIX I: INVESTMENT PERFORMANCE RECORD

--------------------------------------------------------------------------------

AVERAGE ANNUAL RATE OF RETURN
AFTER DEDUCTION OF MORTALITY AND EXPENSE
RISK CHARGE FOR PERIODS ENDING
DECEMBER 31, 1999*

-----------------------------------------------------------------------------------------------------------------
                                                                                               SINCE PORTFOLIO
                                                                                                  INCEPTION
 VARIABLE INVESTMENT OPTION                  1 YR.       3 YRS.      5 YRS.     10 YRS.           (DATE**)
-----------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                         17.83%        8.83%      15.35%      15.71%        16.92%   (1/27/86)
Alliance Money Market                        4.10%        4.35%       4.47%       4.29%         6.06%   (7/13/81)
Alliance High Yield                        (4.16)%        1.92%       8.92%       9.30%         8.44%    (1/2/87)
Alliance Common Stock                       24.13%       26.89%      26.97%      17.59%        15.76%   (1/13/76)
Alliance Small Cap Growth                   26.86%           -           -           -         16.95%    (5/1/97)
EQ Equity 500 Index                         19.36%       25.99%      26.84%          -         22.69%    (3/1/94)
EQ Small Company Index                      20.00%           -           -           -          7.95%  (12/31/97)
EQ International Equity Index               26.70%           -           -           -         22.98%  (12/31/97)
FI Small/Mid Cap Value                       1.19%           -           -           -          2.71%    (5/1/97)
J.P. Morgan Core Bond                      (2.19)%           -           -           -          2.96%  (12/31/97)
Lazard Large Cap Value                       2.91%           -           -           -         10.82%  (12/31/97)
Lazard Small Cap Value                       1.13%           -           -           -        (3.40)%  (12/31/97)
MFS Growth with Income                       8.06%           -           -           -          8.06%  (12/31/98)
MFS Research                                22.38%           -           -           -         23.20%    (5/1/97)
MFS Emerging Growth Companies               72.63%           -           -           -         47.38%    (5/1/97)
Morgan Stanley Emerging Markets Equity      94.57%           -           -           -          5.07%   (8/20/97)
EQ/Putnam Growth & Income Value            (1.95)%           -           -           -          9.46%    (5/1/97)
EQ/Putnam Investors Growth                  29.48%           -           -           -         33.87%    (5/1/97)
EQ/Putnam International Equity              59.29%           -           -           -         31.21%    (5/1/97)
-----------------------------------------------------------------------------------------------------------------

* No performance information is shown for EQ/Alliance Technology, as this Portfolio had not received its initial funding prior to December 31, 1999. No performance information is shown for EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research or Capital Guardian International, as those Portfolios became available after December 31, 1998.m The inception date for these portfolios is April 30, 1999. Additionally, no performance information is shown for FI Mid Cap, and EQ/Janus Large Cap Growth, as these portfolios became available after December 31, 1998. The inception dates for these portfolios is September 1, 2000.
** The inception date shown is the date that the relevant Portfolio (or its predecessor) received its initial funding.



                        As supplemented December 29, 2000

A-3  APPENDIX I: INVESTMENT PERFORMANCE RECORD
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL RATES OF RETURN FOR PERIODS ENDING
                                   DECEMBER 31, 1999 SINCE VARIABLE INVESTMENT OPTION
VARIABLE INVESTMENT OPTION         INCEPTION (DATE)
-----------------------------------------------------------------------------------------
  Alliance Money Market               4.91% (1/27/86)
  Alliance Common Stock              17.40% (1/27/86)
-----------------------------------------------------------------------------------------

Unlike the rate of return tables above, the following yield information does not include capital gains and losses that the Portfolios corresponding to the indicated variable investment options may have experienced.

-----------------------------------------------------------------------------------------
                                   ANNUALIZED YIELD FOR PERIODS
VARIABLE INVESTMENT OPTION         ENDING DECEMBER 31, 1999
-----------------------------------------------------------------------------------------
                                      7 DAYS                    30 DAYS
-----------------------------------------------------------------------------------------
  Alliance Money Market               4.42%                           -
  Alliance High Yield                    -                        12.30%
-----------------------------------------------------------------------------------------

The information in the tables above is not a guarantee, a prediction, or necessarily an indication of future performance.

APPENDIX II: OUR DATA ON MARKET PERFORMANCE

B-1  APPENDIX II: OUR DATA ON MARKET PERFORMANCE

--------------------------------------------------------------------------------

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o    data developed by us derived from such indices or averages.

We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
 Barron's                                  Money Management Letter
 Morningstar's Variable Annuities/Life     Investment Dealers Digest
 Business Week                             National Underwriter
 Forbes                                    Pension & Investments
 Fortune                                   USA Today
 Institutional Investor                    Investor's Daily
 Money                                     The New York Times
 Kiplinger's Personal Finance              The Wall Street Journal
 Financial Planning                        The Los Angeles Times
 Investment Adviser                        The Chicago Tribune
 Investment Management Weekly
--------------------------------------------------------------------------------

Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

The following chart presents historical return trends for various types of securities. The information presented does not directly relate to the performance of our variable investment options or the Trust. Nevertheless, it may help you gain a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Incentive Life premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.

B-2  APPENDIX II: OUR DATA ON MARKET PERFORMANCE

--------------------------------------------------------------------------------

The chart below illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1999 for the types of securities indicated in the chart. These rates of return assume the reinvestment of dividends, capital gains and interest. The Consumer Price Index is also shown as a measure of inflation for comparison purposes. The investment return information presented is an historical record of unmanaged categories of securities. In addition, the rates of return shown do not reflect either (1) investment management fees and expenses, or (2) costs and charges associated with ownership of a variable life insurance policy.

The rates of return illustrated do not represent returns of our variable investment options or the Portfolios and do not constitute a representation that the performance of those options or the Portfolios will correspond to rates of return such as those illustrated in the chart.

AVERAGE ANNUAL RATES OF RETURN


----------------------------------------------------------------------------------------------------------------------------------
                                               LONG-TERM      LONG-TERM     INTERMEDIATE-
FOR THE FOLLOWING PERIODS         COMMON      GOVERNMENT     CORPORATE      TERM GOV'T      U.S. TREASURY        CONSUMER
ENDING DECEMBER 31, 1999          STOCKS         BONDS          BONDS          BONDS            BILLS           PRICE INDEX
----------------------------------------------------------------------------------------------------------------------------------
1 Year                            21.04%      (8.96)%        (7.45)%        (1.77)%             4.68%              2.81%
3 Years                           27.56%        6.04%          5.01%          5.47%             4.93%              2.04%
5 years                           28.55%        9.24%          8.35%          6.95%             5.12%              2.39%
10 years                          18.20%        8.79%          8.36%          7.20%             4.92%              2.94%
20 years                          17.87%       10.69%         10.66%          9.53%             6.89%              4.01%
30 years                          13.72%        8.94%          9.17%          8.68%             6.69%              5.12%
40 years                          12.22%        7.01%          7.24%          7.35%             5.98%              4.46%
50 years                          13.61%        5.56%          5.97%          6.12%             5.15%              4.01%
60 years                          12.86%        5.17%          5.42%          5.39%             4.34%              4.24%
Since 1926                        11.35%        5.12%          5.61%          5.22%             3.79%              3.07%
Inflation Adjusted Since 1926      8.03%        1.98%          2.46%          2.08%             0.69%              0.00%
----------------------------------------------------------------------------------------------------------------------------------

Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 2000 YEARBOOK, (TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) - Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-Term Government Bonds - Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-Term Corporate Bonds - For the period 1969-1999, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1999; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-Term Government Bonds - Measured by a one-bond portfolio constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills - Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Consumer Price Index - Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

APPENDIX III: AN INDEX OF KEY WORDS AND PHRASES

C-1  APPENDIX III: AN INDEX OF KEY WORDS AND PHRASES

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                           PAGE

account value                                21
Administrative Office                         5
age                                          34
Allocation Date                              15
alternative death benefit                    17
amount at risk                               38
anniversary                                  34
assign; assignment                           32
automatic transfer service                   22
AXA Financial, Inc.                           4
basis                                        28
beneficiary                                  19
business day                                 33
Cash Surrender Value                         26
Code                                         27
collateral                                   24
cost of insurance charge                     38
cost of insurance rates                      38
customer loyalty credit                      39
day                                          33
death benefit guarantee                      14
default                                      12
dollar cost averaging service                22
enhanced death benefit guarantee             14
EQAccess                                      5
EQ Advisors Trust                            16
EQ Financial Consultants                     16
Equitable Distributors                       41
Equitable Life                                4
Equitable Access Account                     19
face amount                                  16
grace period                                 12
guarantee premium                            13
guaranteed interest option                   16
Guaranteed Interest Account                  16
Incentive Life                            cover
insured person                               17
Investment Funds                             16
investment option                            15
issue date                                   34
lapse                                        12


                                            PAGE

loan, loan interest                          24
modified endowment contract                  12
month, year                                  34
monthly deduction                             7
net cash surrender value                     26
no-lapse guarantee                           13
Option A, B                                  17
our                                           2
owner                                         2
paid up                                      27
paid up death benefit guarantee              14
partial withdrawal                           25
payment option                               19
planned periodic premium                     12
policy                                    cover
Portfolio                                 cover
premium charge                                7
premium payments                             12
prospectus                                cover
rebalancing                                  23
receive                                      33
restore, restoration                         13
rider                                        19
SEC                                       cover
Separate Account FP                          36
state                                         2
subaccount                                   36
surrender                                    26
surrender charge                              7
target premium                                8
telephone transfer                           22
transfers                                    22
Trust                                        16
units                                        21
unit values                                  21
us                                            2
variable investment option                   16
we                                            2
withdrawal                                   25
you, your                                     2

Incentive Life(SM)
A flexible premium variable life
insurance policy

PROSPECTUS DATED MAY 1, 2000
AS SUPPLEMENTED DECEMBER 29, 2000.

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its Portfolios.
-------------------------------------------------------------------------------

This prospectus describes many aspects of an Incentive Life policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Incentive Life. To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your financial professional can provide any further explanation about your policy.

WHAT IS INCENTIVE LIFE?

Incentive Life is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:

-------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS:
-------------------------------------------------------------------------------
o EQ/Aggressive Stock(1)             o Lazard Small Cap Value
o Alliance Money Market              o Mercury Basic Value Equity(6)
o Alliance High Yield                o Mercury World Strategy
o Alliance Common Stock              o MFS Growth with Income
o Alliance Small Cap Growth          o MFS Research
o EQ/Alliance Premier Growth         o MFS Emerging Growth
o EQ/Alliance Technology               Companies
o EQ Equity 500 Index(2)             o Morgan Stanley Emerging
o EQ Small Company Index(3)            Markets Equity
o EQ International Equity            o EQ/Putnam Growth & Income
  Index(4)                             Value
o Capital Guardian U.S. Equity       o EQ/Putnam Investors Growth
o Capital Guardian Research          o EQ/Putnam International
o Capital Guardian International       Equity
o EQ/Evergreen
o EQ/Evergreen Foundation
o FI Mid Cap
o FI Small/MidCap Value
o EQ/Janus Large Cap Growth
o J.P. Morgan Core Bond(5)
o Lazard Large Cap Value
-------------------------------------------------------------------------------

(1)    Formerly named "Alliance Aggressive Stock"
(2)    Formerly named "Alliance Equity Index"
(3)    Formerly named "BT Small Company Index"
(4)    Formerly named "BT International Equity Index"
(5)    Formerly named "JPM Core Bond"
(6)    Formerly named "Merrill Lynch Basic Value Equity"

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, a mutual fund. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) change the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.

Your financial professional can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Incentive Life or another policy may not be to your advantage.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.



                                                                       72815 MLF

2  CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------

INCENTIVE LIFE
--------------------------------------------------------------------
What is Incentive Life?                                   Cover
Who is Equitable Life?                                        4
How to reach us                                               5
Charges and expenses you will pay                             7
Risks you should consider                                    11

--------------------------------------------------------------------
 1
POLICY FEATURES AND BENEFITS                                 12
--------------------------------------------------------------------
How you can pay for and contribute to your policy            12
The minimum amount of premiums you must pay                  12
You can guarantee that your policy will not terminate
   before a certain date                                     13
You can elect a "paid up" death benefit guarantee            15
Investment options within your policy                        16
About your life insurance benefit                            17
You can increase or decrease your insurance coverage         18
Other benefits you can add by rider                          19
Your options for receiving policy proceeds                   20
Your right to cancel within a certain number of days         21
Variations among Incentive Life policies                     21
Other Equitable Life policies                                21

--------------------------------------------------------------------
 2
DETERMINING YOUR POLICY'S VALUE                              22
--------------------------------------------------------------------
Your account value                                           22

--------------------------------------------------------------------
 3
TRANSFERRING YOUR MONEY AMONG OUR
INVESTMENT OPTIONS                                           23
--------------------------------------------------------------------
Transfers you can make                                       23
Telephone and EQAccess transfers                             23
Our dollar cost averaging service                            23
Our asset rebalancing service                                24
--------------------------------------------------------------------
--------------------------------------------------------------------------------

"We," "our" and "us" refers to Equitable Life. "Financial professional" means the registered representative who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

We do not offer Incentive Life in all states. This prospectus does not offer Incentive Life anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.

3  CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------
4
ACCESSING YOUR MONEY                                            25
--------------------------------------------------------------------
Borrowing from your policy                                      25
Making withdrawals from your policy                             26
Surrendering your policy for its net cash
   surrender value                                              27
Your option to receive a living benefit                         27

--------------------------------------------------------------------
5
TAX INFORMATION                                                 28
--------------------------------------------------------------------
Basic tax treatment for you and your beneficiary                28
Tax treatment of distributions to you                           28
Tax treatment of living benefit proceeds                        30
Effect of policy on interest deductions taken by
   business entities                                            30
Requirement that we diversify investments                       30
Estate, gift, and generation-skipping taxes                     31
Pension and profit-sharing plans                                31
Other employee benefit programs                                 31
ERISA                                                           31
Our taxes                                                       31
When we withhold taxes from distributions                       32
Possibility of future tax changes                               32

--------------------------------------------------------------------
6
MORE INFORMATION ABOUT PROCEDURES
   THAT APPLY TO YOUR POLICY                                    33
--------------------------------------------------------------------
Ways to make premium and loan payments                          33
Requirements for surrender requests                             33
Ways we pay policy proceeds                                     33
Assigning your policy                                           33
Dates and prices at which policy events occur                   33
Policy issuance                                                 35
Gender-neutral policies                                         35

--------------------------------------------------------------------
 7
MORE INFORMATION ABOUT OTHER MATTERS                            37
--------------------------------------------------------------------
Your voting privileges                                          37
About our Separate Account FP                                   37
About our general account                                       38
You can change your policy's insured person                     38
Transfers of your account value                                 38
Telephone and EQAccess requests                                 39
Deducting policy charges                                        39
Customer loyalty credit                                         40
Suicide and certain misstatements                               41
When we pay policy proceeds                                     41
Changes we can make                                             41
Reports we will send you                                        42
Legal proceedings                                               42
Illustrations of policy benefits                                42
SEC registration statement                                      42
How we market the policies                                      42
Insurance regulation that applies to Equitable Life             43
Directors and principal officers                                44

--------------------------------------------------------------------
 8
FINANCIAL STATEMENTS OF SEPARATE
   ACCOUNT FP AND EQUITABLE LIFE                                52
--------------------------------------------------------------------
Separate Account FP financial statements                     FSA-1
Equitable Life financial statements                            F-1

--------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------
I - Investment performance record                              A-1
II - Our data on market performance                            B-1
III - An index of key words and phrases                        C-1

--------------------------------------------------------------------

--------------------------------------------------------------------
EQ ADVISORS TRUST PROSPECTUS  (follows after
   page C-1 of this prospectus, but is not a part of this
   prospectus)
--------------------------------------------------------------------

 4  WHO IS EQUITABLE LIFE?

--------------------------------------------------------------------------------

 We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.


 AXA Financial, Inc. and its consolidated subsidiaries managed approximately $417.4 billion in assets as of September 30, 2000. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.






                       As supplemented December 29, 2000.

 5  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------

 HOW TO REACH US

 To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you can contact us


-------------------------------------------------------------
 BY MAIL:
-------------------------------------------------------------
 at the Post Office Box for our Administrative Office:
 Equitable Life - EDI Service Center
 P.O. Box 1047
 Charlotte, North Carolina 28201-1047

-------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:
-------------------------------------------------------------
 at the Street Address for our Administrative Office:
 Equitable Life - EDI Service Center
 10840 Ballantyne Commons Parkway
 Charlotte, North Carolina 28277
 1-704-341-7000 (for express delivery purposes only)

-------------------------------------------------------------
 BY TOLL-FREE PHONE:
-------------------------------------------------------------
 1-888-228-6690
 (automated system available 22 hours a day from 6AM to 4AM Eastern Time; customer service representative available weekdays 8AM to 9PM, Eastern Time)


-------------------------------------------------------------
 BY E-MAIL:
-------------------------------------------------------------
 life-service@equitable.com


-------------------------------------------------------------
 BY FAX:
-------------------------------------------------------------
 1-704-540-2199


-------------------------------------------------------------
 BY INTERNET:
-------------------------------------------------------------
 Our Web site (www.equitable.com) can also provide you information. You can access your policy information through our Web site by enrolling in EQAccess.
-------------------------------------------------------------

 We require that the following types of communications be on specific forms we provide for that purpose:

 (1) request for dollar cost averaging (our automatic transfer service);

 (2) authorization for telephone transfers by a person who is not both the insured person and the owner;

 (3) request for asset rebalancing; and

 (4) designation of new policy owner(s).

 We also have specific forms that we recommend you use for the following:

 (a) policy surrenders;

 (b) address changes;

 (c) beneficiary changes;

 (d) transfers between investment options; and

 (e) changes in allocation percentages for premiums and deductions.

 You can change your allocation percentages and/or transfer among investment options (1) by toll-free phone or (2) over the Internet through EQAccess. This feature is anticipated to be available in EQAccess by the end of 2000. For more information about transaction requests you can make by phone or over the Internet, see "Telephone and EQAccess transfers" and "Telephone and EQAccess requests" later in this prospectus.

 Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

 The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any

                       As supplemented December 29, 2000

 6  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------

 irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

 You should send all requests, and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

 We reserve the right to limit access to telephone, Internet or fax services if we determine that you are engaged in a market timing strategy. See "Transfers of your account value - Market timing" later in this prospectus.

 7  CHARGES AND EXPENSES YOU WILL PAY
--------------------------------------------------------------------------------

 TABLE OF POLICY CHARGES

 This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" later in this prospectus.

-----------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Premium charge                      (a) 6% of each premium payment you make up to a certain
AMOUNTS YOU CONTRIBUTE                                          amount(1) and (b) 3% of each premium payment thereafter
TO YOUR POLICY:                                                 (which we may increase up to 6%)(2)
-----------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Administrative charge(3)            (i) For adults (age 18 and older), $20 in each of your
YOUR POLICY'S VALUE EACH                                        policy's first 12 months; or, for children, $10 in each of
MONTH:                                                          your policy's first 24 months and (ii) for everyone, $7 in each subsequent month (which we may increase up
                                                                to $10)
                           --------------------------------------------------------------------------------------------------------
                            Cost of insurance charges(3) and    Amount varies depending on the specifics of your policy(4)
                            Optional rider charges
                           --------------------------------------------------------------------------------------------------------
                            Charge if you have elected our      $.02 for each $1,000 of your policy's face amount at the
                            optional enhanced death             time the charge is deducted(5)
                            benefit guarantee
-----------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Mortality and expense               .60% (effective annual rate) of the value you have in our
YOUR POLICY'S VARIABLE      risk charge                         variable investment options (we may increase this rate up
INVESTMENT PERFORMANCE                                          to .90%)(6)
EACH DAY:
-----------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Surrender (turning in) of your      A surrender charge that will not exceed the amount set
YOUR ACCOUNT VALUE AT THE   policy during its first 15 years    forth in your policy(7) (we will also deduct the remaining
TIME OF THE TRANSACTION:                                        amount of surrender charge associated with any face
                                                                amount increase, as discussed immediately below)
                           --------------------------------------------------------------------------------------------------------
                            Surrender of your policy during     An amount of surrender charge that we will compute on
                            the first 15 years after you have   essentially the same basis as if each such face amount
                            requested an increase in your       increase had been a separate, newly-issued Incentive Life
                            policy's face amount                policy(8)
                           --------------------------------------------------------------------------------------------------------
                            Requested decrease in your          A pro rata portion of the full surrender charge that would
                            policy's face amount                apply to a surrender at the time of the decrease
-----------------------------------------------------------------------------------------------------------------------------------

8  CHARGES AND EXPENSES YOU WILL PAY
--------------------------------------------------------------------------------

(1) Up to an amount equal to ten "target premiums." The "target premium" is actuarially determined for each policy, based on that policy's characteristics.

(2) The Illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates of these and any other charges, based on various assumptions. We may increase this charge higher than 6%, however, as a result of changes in the tax laws which increase our expenses.

(3) Not applicable after the insured person reaches age 100.

(4) See "Monthly cost of insurance charge" and "Other benefits you can add by rider" later in this prospectus.

(5) The "face amount" is the basic amount of insurance coverage under your policy.

(6) This charge does not apply to amounts in our guaranteed interest option.

(7) Beginning in your policy's ninth year, this amount declines at a constant rate each month until no surrender charge applies to surrender made after the policy's 15th year. The initial amount of surrender charge depends on each policy's specific characteristics. For any policy, the lowest initial surrender charge per $1,000 of initial face amount would be $2.91, and the highest initial surrender charge per $1,000 of initial face amount would be $12.99.

(8) This additional surrender charge, however, applies only to the amount (if any) by which the increase causes the face amount to exceed its highest previous amount. For these purposes, we disregard any face amount changes that we make automatically as a result of any change in your death benefit option.

 9  CHARGES AND EXPENSES YOU WILL PAY
--------------------------------------------------------------------------------


 YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:


 This table shows the fees and expenses paid by each Portfolio for the year ended December 31, 1999. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.


                                                                              1999 FEES AND EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     TOTAL       FEE WAIVERS      NET TOTAL
                                           MANAGEMENT                    OTHER      ANNUAL      AND/OR EXPENSE      ANNUAL
                                             FEE(1)      12B-1 FEE   EXPENSES(2)   EXPENSES   REIMBURSEMENTS(3)    EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                          0.60%         0.25%        0.04%        0.89%          --               0.89%
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                        0.46%         0.25%        0.04%        0.75%          --               0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                          0.60%         0.25%        0.05%        0.90%          --               0.90%
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                        0.34%         0.25%        0.05%        0.64%          --               0.64%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth(4)                0.90%         0.25%        0.23%        1.38%         0.23%             1.15%
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth(5)                 0.75%         0.25%        0.07%        1.07%          --               1.07%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology(6)                    0.90%         0.25%        0.10%        1.25%         0.10%             1.15%
-----------------------------------------------------------------------------------------------------------------------------------
EQ Equity 500 Index                          0.25%         0.25%        0.05%        0.55%          --               0.55%
-----------------------------------------------------------------------------------------------------------------------------------
EQ Small Company Index                       0.25%         0.25%        0.71%        1.21%         0.46%             0.75%
-----------------------------------------------------------------------------------------------------------------------------------
EQ International Equity Index                0.35%         0.25%        0.49%        1.09%         0.09%             1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Capital Guardian International(4)            0.85%         0.25%        0.66%        1.76%         0.56%             1.20%
-----------------------------------------------------------------------------------------------------------------------------------
Capital Guardian Research(4)                 0.65%         0.25%        0.47%        1.37%         0.42%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity(4)              0.65%         0.25%        0.34%        1.24%         0.29%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                 0.65%         0.25%        1.87%        2.77%         1.82%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                      0.60%         0.25%        1.07%        1.92%         0.97%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
FI Mid Cap(7)                                0.70%         0.25%        0.09%        1.04%         0.04%             1.00%
-----------------------------------------------------------------------------------------------------------------------------------
FI Small/MidCap Value                        0.75%         0.25%        0.24%        1.24%         0.14%             1.10%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap(7)                        0.90%         0.25%        0.10%        1.25%         0.10%             1.15%
-----------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Core Bond                        0.45%         0.25%        0.20%        0.90%         0.10%             0.80%
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                       0.65%         0.25%        0.21%        1.11%         0.16%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                       0.75%         0.25%        0.26%        1.26%         0.16%             1.10%
-----------------------------------------------------------------------------------------------------------------------------------
Mercury Basic Value Equity                   0.60%         0.25%        0.17%        1.02%         0.07%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
Mercury World Strategy                       0.70%         0.25%        0.46%        1.41%         0.21%             1.20%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                0.65%         0.25%        0.17%        1.07%         0.07%             1.00%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                       0.60%         0.25%        0.37%        1.22%         0.27%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research                                 0.65%         0.25%        0.17%        1.07%         0.12%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity       1.15%         0.25%        1.00%        2.40%         0.65%             1.75%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value              0.60%         0.25%        0.16%        1.01%         0.06%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                   0.65%         0.25%        0.19%        1.09%         0.14%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity               0.85%         0.25%        0.32%        1.42%         0.17%             1.25%
-----------------------------------------------------------------------------------------------------------------------------------


                       As supplemented December 29, 2000.

 10  CHARGES AND EXPENSES YOU WILL PAY
--------------------------------------------------------------------------------

(1) The management fees shown reflect revised management fees, effective on or about May 1, 2000, which were approved by shareholders. The management fees shown for EQ/Putnam Growth & Income Value, FI Small/MidCap Value and Lazard Large Cap Value do not reflect the waiver of a portion of each Portfolio's investment management fees that is currently in effect. The management fee for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(2) On October 18, 1999 the Alliance Money Market, Alliance High Yield, Alliance Common Stock, Alliance Small Cap Growth, EQ Equity 500 Index and EQ/Aggressive Stock Portfolios became part of EQ Advisors Trust. Other Expenses for these Portfolios have been restated to reflect the estimated expenses that would have been incurred, had these Portfolios been portfolios of EQ Advisors Trust for the full year ended December 31, 1999. The restated expenses reflect an increase of 0.01% for each of these Portfolios.

(3) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to certain Portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than the amounts specified above as Net Total Annual Expenses. Portfolios that show "-" in this column have no expense limitation arrangement in effect. See the EQ Advisors Trust prospectus for more information about the Expense Limitation Agreement. The expense limitations for the EQ Equity 500 Index, MFS Emerging Growth Companies, MFS Growth with Income, MFS Research, Mercury Basic Value Equity, EQ/Putnam International Equity and EQ/Putnam Growth & Income Value Portfolios reflect an increase effective on May 1, 2000. The expense limitation for the EQ/Evergreen and Lazard Small Cap Value Portfolios reflects a decrease effective on May 1, 2000.

(4) Initial seed capital was invested in the EQ/Alliance Premier Growth, Capital Guardian International, Capital Guardian Research and Capital Guardian U.S. Equity Portfolios on April 30, 1999; thus, Other Expenses for these Portfolios have been estimated.

(5) Prior to October 18, 1999, Total Annual Expenses for the Alliance Small Cap Growth Portfolio were limited to 1.20% under an expense limitation arrangement which is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1999, absent the expense limitation arrangement.

(6) Expenses shown are based on annualized estimates for 2000. Initial seed capital was invested in the EQ/Alliance Technology Portfolio on May 2, 2000.

(7) Initial seed capital was invested in the FI Mid Cap and EQ/Janus Large Cap Growth Portfolios on September 1, 2000.


                       As supplemented December 29, 2000.

 11  RISKS YOU SHOULD CONSIDER
--------------------------------------------------------------------------------

 HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

 In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.

 CHANGES IN CHARGES

 We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" below); (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) make a charge of up to $25 for each transfer among investment options that you make.

 Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, premium payments, expenses and taxes. Any changes in charges may apply to then outstanding policies, as well as to new policies, but we will not raise any charges above any maximums discussed in this prospectus and shown in your policy.

 Some of the principal risks of investing in a policy are as follows:


 o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.


 o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.


 o We can increase certain charges without your consent, within limits stated in your policy.


 o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.

 Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

1
POLICY FEATURES AND BENEFITS

12 POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------


 Incentive Life is a variable life insurance policy that provides you with flexible payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive in this 'base policy' are described below.

 You can also add riders to your base policy that can increase the benefits you receive and affect the amounts you pay in certain circumstances. Those riders, including the Incentive Term rider and Ten-year term insurance rider, are discussed in "other benefits you can add by rider" below.


 HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

 PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

 ------------------------------------------------------------------------------

 You can generally pay premiums at such times and in such amounts as you like, so long as you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
 ------------------------------------------------------------------------------

 LIMITS ON PREMIUM PAYMENTS. The federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to the amount of your policy's insurance coverage). Also, if your premium payments exceed certain other amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" below. We may return any premium payments that would exceed those limits to you.

 You can ask your financial professional to provide you with an illustration of policy benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay.

 If at any time when your policy's account value is high enough that the alternative death benefit discussed below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with adequate evidence that he/she continues to meet our requirements for issuing insurance.

 PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amount of premiums is not mandatory. Rather, you need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.

 THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

 POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough "net cash surrender value" to pay your policy's monthly charges when due unless

 o you have paid sufficient premiums to maintain one of our available guarantees against termination and your policy is still within the period of that guarantee (see "You can guarantee that your policy will not terminate before a certain date" below) or

 o you have elected the "paid up" death benefit guarantee and it remains in effect (see "You can elect a "paid up" death benefit guarantee" below).

 ("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" below.)


                       As supplemented December 29, 2000.

 13  POLICY FEATURES AND BENEFITS
-------------------------------------------------------------------------------

 We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

 -------------------------------------------------------------------------------
 Your policy will terminate if you don't either (i) pay enough premiums to pay the charges we deduct or (ii) maintain in effect one or more of our other guarantees that can keep your policy from terminating. However, we will first send you a notice and give you a chance to pay any shortfall.
 -------------------------------------------------------------------------------

 You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," below.

 RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.


 YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

 You can generally guarantee that your policy will not terminate for a number of years by paying at least certain amounts of premiums. We call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. In most states you have three options for how long the guarantee will last. One of these options is discussed below under "Enhanced death benefit guarantee." The other two guarantee options are as follows:


 (1) a guarantee for the first 5 years of your policy (the policy calls this the "no-lapse guarantee")

                                       or

 (2) a guarantee until the insured reaches age 70, but in no case less than 10 years (the policy calls this the "death benefit guarantee").

 In some states, these guarantees may be unavailable, limited to shorter periods, or referred to by different names.


 If your policy is issued with the Incentive Term rider, the "death benefit guarantee" is not available. See "Other benefits you can add by rider" below for more information.


 We make no extra charge for either of these two guarantees against policy termination. However, in order for either of those guarantees to be available, you must have satisfied the "guarantee premium test" (discussed below) and you must not have any outstanding policy loans. In this connection, maintaining the "age 70/10 year" guarantee against policy termination (where available) will require you to pay more premiums than maintaining only the 5-year guarantee.

 -------------------------------------------------------------------------------
 In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not terminate for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
 -------------------------------------------------------------------------------

 GUARANTEE PREMIUM TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for either of the two above-listed guarantee options that are then available under your policy. If it does, your policy will not lapse, provided that you have no policy loans outstanding (or you repay all of such loans before the end


                       As supplemented December 29, 2000.

 14  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

 of the 61-day grace period mentioned above) and provided that the period of the corresponding guarantee has not expired.

 When we calculate the cumulative amount of guarantee premiums due for the two above-listed guarantee options, we compound each amount at a 4% annual interest rate from its due date through the date of the calculation. (This interest rate is purely for purposes of determining whether you have satisfied the guarantee test for an available duration. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain a guarantee against termination will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

 ENHANCED DEATH BENEFIT GUARANTEE. On your application for a policy, you may elect an enhanced death benefit guarantee rider, that will guarantee your policy against termination for a longer period of time than either of the two guarantee options described above. If elected, a monthly charge of $.02 per $1,000 of the policy's face amount is deducted from your account value for this guarantee. To elect this feature, all of your policy's account value must be allocated to our variable investment options.

 While the enhanced death benefit guarantee is in effect, your policy will not lapse, even if your net cash surrender value is insufficient to pay a monthly deduction that has become due, as long as you do not have an outstanding loan (or you repay the loan within the 61-day grace period). This guarantee is available for the following periods:

 (a) If you have always chosen death benefit Option A, for the life of the insured person; or

 (b) If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of the date the insured person reaches age 80 or the end of the 15th year of the policy.


 This option is not available in all states. It is not available if your policy is issued with the Incentive Term rider.


 If you have elected the enhanced death benefit guarantee, we test on each policy anniversary to see if the required premium (the enhanced death benefit "guarantee premium") has been paid. (The enhanced guarantee premium will be set forth on page 3 of your policy.) The required premium has been paid if the total of all premiums paid, less all withdrawals, is at least equal to the total of all enhanced guarantee premiums due to date. (In this comparison, unlike the test for the shorter duration guarantees discussed above, we do not compound these amounts using any hypothetical interest rate.)

 If the required premium has not been paid as of any policy anniversary, we will mail you a notice requesting that you send us the shortfall. If we do not receive this additional premium, the enhanced death benefit guarantee will terminate. The enhanced death benefit guarantee also will terminate if you request that we cancel it, or if you allocate any value to our guaranteed interest option. If the enhanced death benefit guarantee terminates, the related charge terminates, as well. Once terminated, this guarantee can never be reinstated or restored.

 GUARANTEE PREMIUMS. The amount of the guarantee premiums for each of the guarantees discussed above is set forth in your policy if that guarantee is available to you. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. Certain additional benefit riders will cause the guarantee premiums to increase after policy issue. The guarantee premiums also may change if, for example, you make policy changes that increase or decrease the face amount of the policy or a rider, add or eliminate a rider, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a guarantee period beyond its original number of years.


                       As supplemented December 29, 2000.

----------
  15
--------------------------------------------------------------------------------

 We will not bill you separately for guarantee premiums. If you want to be billed, therefore, you must select a planned periodic premium that at least equals the guarantee premium that you plan to pay. If you wish your bills for planned periodic premiums to cover your guarantee premiums, please remember to change your planned periodic premium amount, as necessary, if you take any action that causes your guarantee premiums to change.

 YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

 In most states, you may elect to take advantage of our "paid up death benefit guarantee" at any time after the fourth year of your policy. If you elect the paid up death benefit guarantee, we may initially reduce your policy's face amount (see below). Thereafter, your policy will not lapse and the death benefit will never be less than the face amount, so long as the guarantee remains in effect. The guarantee will terminate, however, if (i) at any time following the election, any outstanding policy loans and accrued loan interest, together with any then applicable surrender charge, exceed your policy's account value or if (ii) you request us to terminate the election.

 In order to elect the paid up death benefit guarantee:

 o you must have death benefit "Option A" in effect (see "About your life insurance benefit" below);


 o you must terminate any riders to your policy that carry additional charges, including the Incentive Term rider;


 o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification; and

 o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.


 If your policy is issued with the Incentive Term rider, the "paid up" death benefit guarantee is only available with respect to the base coverage.


 POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your account value stayed the same, the calculation under clause (b) above would be lower the longer your policy is outstanding.

 If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). (See "Charges and expenses you will pay" above.)

 OTHER EFFECTS OF THIS GUARANTEE. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you can pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.


 Partial withdrawals while the paid up death benefit guarantee is in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making withdrawals from your policy" below), except that:

 o We may decline your request for a partial withdrawal (or any other policy change) under the circumstances described in the paid up death benefit guarantee policy endorsement. If this occurs, you may wish to consider asking us to terminate the paid up death benefit guarantee.


                       As supplemented December 29, 2000.

 16  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

 o Partial withdrawals (and any distributions we may be required to make for tax purposes) will generally reduce your policy's face amount by more than the amount of the withdrawal.

 Election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax treatment of distributions to you" below. You should consult your tax advisor before making this election.

 INVESTMENT OPTIONS WITHIN YOUR POLICY

 We will initially put all amounts which you have allocated to variable investment options into our Alliance Money Market investment option. On the first business day following the twentieth day after your policy is issued (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

 -------------------------------------------------------------------------------
 You can choose among variable investment options
 -------------------------------------------------------------------------------

 VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. The advisors who make the investment decisions for each Portfolio are as follows:


 o Alliance Capital Management L.P. (for each "Alliance" or "EQ/Alliance" option, EQ Small Company Index, EQ International Equity Index and EQ Equity 500 Index; also, jointly advises EQ/Aggressive Stock)

 o Bankers Trust Company advises the EQ International Equity Index and the EQ Small Company Index options


 o  Capital Guardian Trust Company (for the "Capital Guardian" options)

 o  Evergreen Asset Management Corp. (for the "EQ/Evergreen" options)


 o  Fidelity Management & Research Company (for the "FI" options)

 o  Janus Capital Corporation (for the "EQ/Janus" option)


 o  J.P. Morgan Investment Management Inc. (for the "J.P. Morgan" option)

 o  Lazard Asset Management (for both "Lazard" options)

 o Massachusetts Financial Services Company (for the "MFS" options; also, jointly advises EQ/Aggressive Stock)


 o  Mercury Advisors (for both "Mercury" options)


 o  Morgan Stanley Asset Management Inc. (for the "Morgan Stanley" option)

 o  Putnam Investment Management, Inc. (for both "EQ/Putnam" options)

 Each Portfolio is a part of EQ Advisors Trust. Equitable Life serves as investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the above-listed advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.) You will find other important information about each Portfolio in the separate prospectus for EQ Advisors Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.

 GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest


                       As supplemented December 29, 2000.

 17  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

 option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account".)

 -------------------------------------------------------------------------------
 We will pay at least 3% annual interest on our guaranteed interest option.
 -------------------------------------------------------------------------------

 ABOUT YOUR LIFE INSURANCE BENEFIT


 YOUR POLICY'S FACE AMOUNT. In your application to buy an Incentive Life policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $50,000 is the smallest amount of coverage you can request.

 If you are applying for $1.1 million or more of coverage, you should consider whether it would be to your advantage to take out some of your coverage under our Incentive Term rider. This rider generally provides fewer guarantees and lower charges. See "Other benefits you can add by rider" below.


 -------------------------------------------------------------------------------
 If the insured person dies, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
 -------------------------------------------------------------------------------


 YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is


 o Option A - THE POLICY'S FACE AMOUNT on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                       or

 o Option B - THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

 Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" below.)

 Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

 ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age. Representative percentages are as follows:

 -------------------------------------------------------------------------------
 If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.
 -------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  AGE*    40      45       50          55        60        65
          AND UNDER

  %       250%    215%     185%        150%      130%      120%
          70     75-95     99-OVER
  %       115%   105%      101%
-------------------------------------------------------------------------------

* For the then-current policy year.

 This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make


                       As supplemented December 29, 2000.

 18  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------


 under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.


 OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

 We will reduce the death benefit proceeds by the amount of any remaining policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefit rider. We reduce it by the amount of the living benefit payment plus interest. (See "Your option to receive a living benefit" below.)

 -------------------------------------------------------------------------------
 You can request a change in your death benefit option any time after the second year of the policy.
 -------------------------------------------------------------------------------

 CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Changes from Option A to Option B are not permitted once the insured person reaches age 81.


 If you change from Option B to A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

 If the alternative death benefit (discussed above) is higher than the base policy's death benefit at the time of the change in death benefit option,

 o we will determine the new base policy face amount somewhat differently from the general procedures described above, and

 o we will automatically reduce the face amount of any Incentive Term rider that you then have in effect (we discuss the Incentive Term rider below under "Other benefits you can add by rider").


 We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" below, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an increase or decrease in face amount.

 YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

 If the face amount increase endorsement is issued with your policy, you may increase the life insurance coverage under your policy by requesting an increase in your policy's face amount. You can do so any time after the first year of your policy. You may request a decrease in your policy's face amount any time after the second year of your policy. The requested increase or decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.

 We can refuse any requested increase or decrease. We will not approve any increase or decrease if we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy. We will also not approve a face amount increase if the insured person has reached age 81. The following additional conditions also apply:

 FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge and guarantee premiums under your policy for the face amount increase, reflecting the amount of additional coverage.

 In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges

 19  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

 attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

 The monthly insurance charge we make for the amount of the increase will be based on the age and other insurance risk characteristics of the insured person at the time of the increase. If we refuse a requested face amount increase because the insured person's risk characteristics have become less favorable, we may issue the additional coverage as a separate Incentive Life policy with a different insurance risk classification. In that case, we would waive the monthly administrative charge that otherwise would apply to that separate policy.

 FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

 If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy. Assuming you have not previously changed the face amount, the amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.

 In some cases, we may have to make a distribution to you from your policy at the time of the decrease in order to decrease your policy's face amount. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future on account of a prior decrease in face amount.

 OTHER BENEFITS YOU CAN ADD BY RIDER

 You may be eligible for the following other optional benefits we currently make available by rider:


 o term insurance on the insured person (Ten-year term insurance or Incentive Term rider)


 o  disability waiver benefits

 o  accidental death benefit

 o  option to purchase additional insurance


 o  cost-of-living rider

 o  children's term insurance

 o  ten-year term insurance on an additional insured person

 Equitable Life or your financial professional can provide you with more information about these riders. Some of these riders may only be selected at issue. Some benefits are not available in combination with others. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

 THE INCENTIVE TERM RIDER. The Incentive Term rider allows you to purchase additional coverage on the insured person if the face amount of your base Incentive Life policy is $1,000,000 or more. Choosing term coverage under this rider in lieu of coverage under your base incentive life policy can reduce your total charges. Our "cost of insurance" charges under the Incentive Term rider are currently lower than they are for coverage under the base policy, and this coverage does not have surrender charges. We reserve the right to raise the insurance rates for this rider at any time so that they exceed the rates for the base policy. But rates for the term rider will not be raised above the maximum rates we are permitted to charge under your base policy.



                       As supplemented December 29, 2000.

 20  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------


 If your policy is issued with an Incentive Term rider, the "death benefit guarantee" and the "enhanced" death benefit guarantee are not available. Further, the "paid up" death benefit guarantee is only available with respect to the base coverage. Therefore, if any of these death benefit guarantees is your priority, you should not take any coverage under the Incentive Term rider.

 If you request a face amount decrease or a partial withdrawal that results in a face amount decrease or a face amount increase, we will adjust your base policy face amount and your Incentive Term rider face amount proportionately, so that the ratio between the two remains the same.

 Any change in the death benefit option will not change the Incentive Term rider's face amount, unless the alternative death benefit is in effect. If it is, any change in your death benefit option will cause your Incentive Term rider's face amount to be automatically reduced as discussed above under "Change of death benefit option" in "Policy Features and Benefits."

 When the alternative death benefit becomes applicable, the death benefit under the base policy is increased and the death benefit under the Incentive Term rider is automatically reduced by the same amount (but not below zero).

 THE OPTION TO PURCHASE ADDITIONAL INSURANCE. The option to purchase additional insurance rider permits you to purchase additional coverage on the insured person, without evidence of insurability, if specified events occur.

 THE COST-OF-LIVING RIDER. The cost-of-living rider provides for scheduled automatic face amount increases that, within limits, reflect increases in the Consumer Price Index. These automatic face amount increases will result in a prospective increase in your guarantee premiums and an additional surrender charge, in the same manner as would any other face amount increase you request.


 See also "Tax information" below for certain possible tax consequences of face amount increases or adding or deleting riders.

 YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

 BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

 PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the insured person dies. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. Equitable Life or your financial professional can provide you with samples of such contracts on request.

 -------------------------------------------------------------------------------
 You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
 -------------------------------------------------------------------------------

 If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access AccountTM") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account.

 If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account


                       As supplemented December 29, 2000.

 21  POLICY FEATURES AND BENEFITS
--------------------------------------------------------------------------------

 checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," below. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.

 PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.

 YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

 If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).

 To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.

 VARIATIONS AMONG INCENTIVE LIFE POLICIES

 Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

 Equitable Life also may vary the charges and other terms of Incentive Life where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life. We will make such variations only in accordance with uniform rules that we establish.

 Equitable Life or your financial professional can advise you about any variations that may apply to your policy.

 OTHER EQUITABLE LIFE POLICIES

 We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. You can contact us to find out more about any other Equitable Life insurance policy.


                       As supplemented December 29, 2000.

 2
 DETERMINING YOUR POLICY'S VALUE

 22  DETERMINING YOUR POLICY'S VALUE
--------------------------------------------------------------------------------

 YOUR ACCOUNT VALUE

 As set forth above, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

 Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" below. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account.") These amounts are subject to certain charges discussed in "Charges and expenses you will pay."

 -------------------------------------------------------------------------------
 Your account value will be credited with the same returns as are achieved by the Portfolios (or guaranteed interest option) that you select, but will also be reduced by the amount of charges we deduct under the policy.
 -------------------------------------------------------------------------------

 YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

 The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

 The value of each unit will increase or decrease each day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values will be reduced, however, by the amount of the mortality and expense risk charge for that period (see "Table of policy charges"in "Charges and expenses you will pay" above). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

 YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit (these restricted amounts may be referred to in your policy as "liened policy amounts"). See "Your option to receive a living benefit" below. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate. The mortality and expense risk charge mentioned above does not apply to our guaranteed interest option.

 Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described above for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

 3
 TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

 23  TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS
--------------------------------------------------------------------------------

 TRANSFERS YOU CAN MAKE

 ------------------------------------------------------------------------------
 You can transfer among our variable investment options and into our guaranteed interest option.
 ------------------------------------------------------------------------------

 After your policy's Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office, you can make a telephone request or you can make a request over the Internet (see below).

 ------------------------------------------------------------------------------
 Transfers out of our guaranteed interest option are more limited.
 ------------------------------------------------------------------------------

 RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option
 (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

 We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

 TRANSFER CHARGE. We do not currently make any charge for transfers. We reserve the right, however, to impose up to a $25 charge for each transfer you make. This charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed investment option, or to any transfer pursuant to our dollar cost averaging or asset rebalancing service, as discussed below.

 TELEPHONE AND EQACCESS TRANSFERS

 TELEPHONE TRANSFERS. You can make telephone transfers by following one of two procedures:

 o if you are both the policy's insured person and its owner, by calling 1-888-228-6690 (toll free) from a touch tone phone; or

 o if you are not both the insured person and owner, by sending us a signed telephone transfer authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

 For more information see "Telephone and EQAccess requests" later in this Prospectus. We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.

 EQACCESS TRANSFERS. By the end of 2000, we anticipate that you will be able to make transfers over the Internet. You may do this by visiting our Website and enrolling in EQAccess. This service may not always be available. Generally, the restrictions relating to telephone transfers apply to EQAccess transfers.

 MARKET TIMING. We reserve the right to limit your access to telephone or EQAccess transfers if we determine that you are engaged in a market timing strategy. See "Transfers of your account value - Market timing" later in this prospectus.

 OUR DOLLAR COST AVERAGING SERVICE

 We offer a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term.

 24  TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 Using the dollar cost averaging service does not guarantee that you will earn a profit or be protected against losses.
 -------------------------------------------------------------------------------

 Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the Alliance Money Market option to our other variable investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

 This service terminates when the Alliance Money Market option is depleted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service.

 OUR ASSET REBALANCING SERVICE

 You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select . You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

 You may specify asset allocation percentages for up to eight variable investment options. The allocation percentage you specify for each variable investment option selected must be at least 5% (whole percentage only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and in the dollar cost averaging service (discussed above).

 You may request the asset rebalancing service in your policy application or at any later time.You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.

 4
 ACCESSING YOUR MONEY

 25  ACCESSING YOUR MONEY

--------------------------------------------------------------------------------

 BORROWING FROM YOUR POLICY

 You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefit payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" below.

 -------------------------------------------------------------------------------
 You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
 -------------------------------------------------------------------------------

 When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

 o  you cannot make transfers or withdrawals of the collateral;

 o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

 o  we do not count the collateral when we compute our customer loyalty credit;
    and

 o  the collateral is not available to pay policy charges.

 When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

 LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of
 (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) In no event, however, will the loan interest rate be greater than 15%. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

 Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

 INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already outstanding (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because we first offered Incentive Life policies in 1999 the interest rate differential has not yet been eliminated under any outstanding policies.

 We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully

 26  ACCESSING YOUR MONEY
--------------------------------------------------------------------------------

 repaid) we contribute that interest to your policy's investment options in the same proportions as if it were a premium payment.

 EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up guaranteed death benefit to terminate or may cause any other guarantee against termination to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of policy loans.

 PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

 When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.

 MAKING WITHDRAWALS FROM YOUR POLICY

 You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

 -------------------------------------------------------------------------------
 You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.
 -------------------------------------------------------------------------------

 EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of withdrawals, however, do not result in our deducting any portion of any then remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

 If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

 The result is different, however, during any time when the alternative death benefit (discussed above) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not then in effect. Please also remember that a partial withdrawal reduces the amount of your premium payments that counts toward maintaining our other guarantees against termination, as well.

 You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.

 27  ACCESSING YOUR MONEY
--------------------------------------------------------------------------------

 A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due.

 SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

 You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" above.

 Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.

 YOUR OPTION TO RECEIVE A LIVING BENEFIT

 Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefit rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider).

 We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefit rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

 If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies.

 When we pay a living benefit we automatically transfer a pro-rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest you earn thereon, will be "restricted" - that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value, and we do not count it in computing any customer loyalty credit. We will deduct these restricted amounts from any subsequent surrender proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

 The receipt of a living benefit payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefit payment may affect your eligibility for certain government benefits or entitlements.

 ------------------------------------------------------------------------------
 You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
 ------------------------------------------------------------------------------

 5
 TAX INFORMATION

 28  TAX INFORMATION
--------------------------------------------------------------------------------

 This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

 BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

 An Incentive Life policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
 Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that

 o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

 o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

 There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" below.

 TAX TREATMENT OF DISTRIBUTIONS TO YOU

 The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

 TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

 Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your policy's face amount (including pursuant to our cost-of-living rider), or certain other changes.

 If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

 A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

 29  TAX INFORMATION
--------------------------------------------------------------------------------

 In addition to the above premium limits for testing for modified endowment status, there are overall limits on the amount of premiums you may pay under your policy in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" below.

 TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

 If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

 Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

 TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

 For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

 A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 591/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

 IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the

 30  TAX INFORMATION
--------------------------------------------------------------------------------

 policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

 Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

 RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.

 TAX TREATMENT OF LIVING BENEFIT PROCEEDS

 Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefit rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person, however, if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.

 EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

 Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

 The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

 The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material increase in face amount that you request, or other material change in a policy, will be treated as the issuance of a new policy.

 In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

 Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.

 REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

 Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences

 31  TAX INFORMATION
--------------------------------------------------------------------------------

 would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.

 ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

 If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

 In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $675,000 (a figure that is scheduled to rise at periodic intervals to $1 million by the year 2006). For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.



 As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation- skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (indexed annually for inflation, $1,030,000 for 2000).


 The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

 PENSION AND PROFIT-SHARING PLANS

 There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

 OTHER EMPLOYEE BENEFIT PROGRAMS

 Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Among other issues, these policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

 ERISA

 Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.

 OUR TAXES

 The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes


                       As supplemented December 29, 2000.

 32  TAX INFORMATION
--------------------------------------------------------------------------------

 incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

 If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums, or otherwise allocable to the policies.


 WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

 Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.

 POSSIBILITY OF FUTURE TAX CHANGES

 The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed.

 The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within an insurance policy may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes. Under current law, however, we believe that Equitable Life, and not the owner of a policy, would be considered the owner of the Portfolio shares.



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 This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


 WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

 Checks and money orders. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."

 We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only (1) as a direct payment from a qualified retirement plan or (2) if it is made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

 REQUIREMENTS FOR SURRENDER REQUESTS

 Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

 Finally, in order for your surrender request to be complete, you must return your policy to us.

 WAYS WE PAY POLICY PROCEEDS

 The payee for death benefit or other policy proceeds (e.g. upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

 We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.

 ASSIGNING YOUR POLICY

 You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

 Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. You should consult your tax advisor prior to making a transfer or other assignment.


 DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

 We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.



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 DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

 BUSINESS DAYS. Every day that the New York Stock Exchange is open for regular trading is a business day for us. Each business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

 PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

 o premium payments received after the policy's investment start date (discussed below)

 o  loan repayments and interest payments

 REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

 o  withdrawals

 o  tax withholding elections

 o  face amount decreases that result from a withdrawal

 o changes of allocation percentages for premium payments or monthly deductions

 o  surrenders

 o  changes of beneficiary

 o transfers from a variable investment option to the guaranteed interest option

 o  changes in form of death benefit payment

 o  loans

 o  transfers among variable investment options

 o  assignments

 o  termination of paid up death benefit guarantee

 The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

 o  changes in face amount

 o  election of paid up death benefit guarantee

 o  changes in death benefit option

 o  changes of insured person

 o  termination of enhanced death benefit guarantee

 o  restoration of terminated policies

 DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

 ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

 DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our
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 any transfer, for the same reasons stated in "Delay of variable investment option proceeds" below. We may also delay such transactions for any other legally permitted purpose.

 PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

 EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

 POLICY ISSUANCE

 REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

 o If you submit the full minimum initial premium to your financial professional at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

 o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

 Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

 We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

 INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our Alliance Money Market option (prior to the Allocation
 Date). Generally, this is the register date, or, if later, the date we receive your full minimum initial premium at our Administrative Office.

 COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

 NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

 AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

 GENDER-NEUTRAL POLICIES

 Congress and various states have from time to time considered legislation that
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 be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

 There will be no distinctions based on sex in the cost of insurance rates for Incentive Life policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life policy.



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 YOUR VOTING PRIVILEGES

 VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

 Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

 VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Incentive Life and other policies that Separate Account FP supports.

 ABOUT OUR SEPARATE ACCOUNT FP

 Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

 Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

 Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.

 Each subaccount (variable investment option) of Separate Account FP available under Incentive Life invests solely in class IB shares issued by the corresponding Portfolio of EQ Advisors Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

 The EQ Advisors Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, to the trustee of a qualified plan for Equitable Life and to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of EQ Advisors Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever
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 materially impair the investment performance of the Portfolio involved, we will examine other investment alternatives.

 ABOUT OUR GENERAL ACCOUNT

 Our general account assets support all of our obligations, (including those under the Incentive Life policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

 Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

 We declare the rate of interest periodically, but it will not be less than 3%. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.

 YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

 After the policy's second year, we will permit you to request that a new insured person replace the existing one. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

 Upon making this change, the monthly insurance charges we deduct and prospective guarantee premiums will be based on the new insured person's insurance risk characteristics. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

 Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," unless we also distribute certain amounts to you from the policy. See "Tax information" above. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that causes your policy to fail the definition of life insurance.

 TRANSFERS OF YOUR ACCOUNT VALUE

 TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

 Similarly, the dollar cost averaging service will terminate immediately if:
 (1) your amount in the Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death. Similarly, the asset rebalancing program will terminate if either (2) or (3) occurs.

 MARKET TIMING. You should note that the product is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying mutual fund portfolio. Market timing strategies are
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 fund portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options reflect a market timing strategy, we reserve the right to take action including, but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

 TELEPHONE AND EQACCESS REQUESTS

 If you are a properly authorized person, you may make transfers between investment options by telephone or over the Internet as described above under "Telephone and EQAccess transfers."

 Also, if you are both the owner and the insured person under your policy, you may call 1-888-228-6690 (toll free) from a touch tone phone to make the following additional types of requests:

 o  policy loans

 o changes of premium allocation percentages (anticipated to be available through EQAccess by the end of 2000)

 o  changes of address

 For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

 If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Web site. For security purposes, you may not initiate any transactions relating to your policy for five (5) days after you have elected to use EQAccess. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any EQAccess transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.

 If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

 We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Market timing" above).

 Any telephone or Internet transaction request that we receive after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.

 DEDUCTING POLICY CHARGES

 MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk")



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 on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

 As a general rule, the cost of insurance rate increases each year that you own your policy. This happens automatically because of the insured person's increasing age.

 Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates up to the guaranteed maximum at any time. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life policies are based on the 1980 Commissioner's Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.

 Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

 We offer lower rates for non-tobacco users only if they are at least age 18. You may ask us to review a younger insured person's tobacco habits following the policy anniversary on which such person is age 18.

 DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

 PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

 The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the premium charge is designed primarily to defray sales and tax expenses we incur that are based on premium payments.

 CUSTOMER LOYALTY CREDIT

 We provide a customer loyalty credit for policies that have been outstanding for more than six years. This is added to the account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans or for a living benefit payment). The percentage credit is currently at an annual rate of .60% beginning in the policy's seventh year. This credit is not guaranteed, however. Because we first offered Incentive Life in 1999, no credit has yet been attained under
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 SUICIDE AND CERTAIN MISSTATEMENTS

 If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

 WHEN WE PAY POLICY PROCEEDS

 GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items. In the case of a death benefit, if we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death (and other required items), we will pay the proceeds as a single sum, normally within seven days thereafter.

 CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

 DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

 DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

 DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

 CHANGES WE CAN MAKE

 In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

 o combine two or more variable investment options or withdraw assets relating to Incentive Life from one investment option and put them into another;

 o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

 o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

 o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

 o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation
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 If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, EQ Advisors Trust. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

 We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.

 REPORTS WE WILL SEND YOU

 Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions.

 LEGAL PROCEEDINGS

 Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.

 ILLUSTRATIONS OF POLICY BENEFITS

 In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations when you purchase your policy and upon request thereafter. These will be based on the age and insurance risk characteristics of the insured person under your policy and such factors as the face amount, death benefit option, premium payment amounts, and assumed rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

 SEC REGISTRATION STATEMENT

 We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Incentive Life policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's web-site (www.sec.gov).

 HOW WE MARKET THE POLICIES

 We offer variable life insurance policies (including Incentive Life) and variable annuity contracts through Equitable Distributors Inc. ("EDI").* The Investment Company Act of 1940, therefore, classifies EDI as a "principal underwriter" of those policies and contracts. EDI also serves as a principal underwriter of EQ Advisors Trust. EDI is a wholly owned subsidiary of Equitable Life, with its address at 1290 Avenue of the Americas, New York, NY 10104. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). In 1998 and 1999, we paid EDI fees of $35,582,313 and $46,957,345, respectively, for its services under a Distribution Agreement with Equitable Life and its separate accounts.

---------------------


 * It is anticipated that during the fourth quarter of 2000, Equitable Distributors, LLC ("EDI, LLC") will become a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"), including the role of principal underwriter of Separate Account FP. Like EDI, EDI, LLC is owned by Equitable Holdings, LLC. Accordingly, once the successor by merger is complete, all references to the principal underwriter in each prospectus should be replaced with Equitable Distributors, LLC.



                       As supplemented December 29, 2000.

 43  MORE INFORMATION ABOUT OTHER MATTERS
--------------------------------------------------------------------------------

 We sell Incentive Life through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD). Such agencies and their affiliated broker-dealers have entered into selling agreements with EDI. The licensed insurance agents who sell our policies are appointed as agents of Equitable Life, and are financial professionals of the agencies' affiliated broker-dealer. Sales commissions will be paid by Equitable Life to the agency which sells you this policy. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agencies will receive maximum commissions of: 50% of the amount of the premium you pay in your policy's first year up to a certain amount, plus 3% of all other premiums you pay in your policy's first year, plus 3% of all premiums you pay in the second through tenth years. We pay comparable commissions on the amount of premiums you pay that we deem attributable to any face amount increase that you request. The agency may be required to return to us any commissions on premiums that we have refunded to a policyowner. Use of the Incentive Term rider instead of an equal amount of coverage under the base policy generally reduces commissions. Therefore, an agent may receive a higher commission for selling you a policy that does not include a term rider.

 INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

 We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


                       As supplemented December 29, 2000.

44  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.



DIRECTORS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
FRANCOISE COLLOC'H
-----------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since July 1992). Member of the AXA Management Board
25, Avenue Matignon                    and Group Executive President, Human Resources, Communication and Synergies of
75008 Paris, France                    AXA (since January 2000). Prior thereto, Senior Executive Vice President, AXA
                                       (1993-2000). Director or officer of various subsidiaries and affiliates of the AXA
                                       Group.
-----------------------------------------------------------------------------------------------------------------------------------
HENRI DE CASTRIES
-----------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since September 1993). Chairman of the Board of AXA
25, Avenue Matignon                    Financial (since April 1998); Vice Chairman (February 1996 to April 1998). Vice
75008 Paris, France                    Chairman of AXA's Management Board and CEO (since January 2000). Prior thereto,
                                       Senior Executive Vice President, Financial Services and Life Insurance Activities in the
                                       United States, Germany, the United Kingdom and Benelux (1996 to 2000); Executive
                                       Vice President, Financial Services and Life Insurance Activities (1993 to 1996) of AXA.
                                       Director or officer of various subsidiaries and affiliates of the AXA Group. Director of
                                       DLJ and Alliance Capital Management Corporation, the general partner of Alliance
                                       Holding and Alliance.
-----------------------------------------------------------------------------------------------------------------------------------
CLAUS-MICHAEL DILL
-----------------------------------------------------------------------------------------------------------------------------------
AXA Colonia Konzern AG                 Director of Equitable Life (since May 2000). Chairman of the Management Board of
Gereonsdriesch 9-11                    AXA Colonia Konzern AG (since June 1999). Member of the Management Board
50670 Cologne, Germany                 since April 1999. Prior thereto, member of the Holding Management Board of
                                       Gerling-Konzern in Cologne (1995 to April 1999). Chairman of the Management
                                       Board of AXA Colonia Versicherung AG, AXA Colonia Lebensversicherung AG,
                                       Colonia Nordstern Versicherungs-Management AG and Colonia Nordstern
                                       Lebensversicherungs-Management AG (since June 1999). Director of AXA Financial
                                       (since May 2000).
-----------------------------------------------------------------------------------------------------------------------------------
JOSEPH L. DIONNE
-----------------------------------------------------------------------------------------------------------------------------------
The McGraw-Hill Companies              Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill
1221 Avenue of the Americas            Companies (since January 2000) and retired Director (since April 2000); prior thereto,
New York, NY 10020                     Chairman (April 1988 to January 2000) and Chief Executive Officer (April 1983 to
                                       April 1998). Director of Harris Corporation and Ryder System, Inc. Director of AXA
                                       Financial, Inc. (since May, 1992).
-----------------------------------------------------------------------------------------------------------------------------------
DENIS DUVERNE
-----------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since February 1998). Executive Vice President,
25, Avenue Matignon                    International (US-UK-Benelux) AXA and member of AXA Executive Board (since
75008 Paris, France                    January, 2000). Director, Alliance (since February 1996) and Donaldson Lufkin &
                                       Jenrette ("DLJ") (since February 1997).
-----------------------------------------------------------------------------------------------------------------------------------

45  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS      BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
JEAN-RENE FOURTOU
-----------------------------------------------------------------------------------------------------------------------------------
Aventis                                  Director of Equitable Life (since July 1992). Vice Chairman of the Management Board
25, Quai Paul Doumer                     of Aventis (since December 1999). Prior thereto, Chairman and Chief Executive
92408 Courbevoie Cedex                   Officer of Rhone-Poulenc, S.A. (1986 to December 1999). Member of the Supervisory
France                                   Board of AXA. Director of Schneider Electric, Paribas, and Groupe Pernod-Ricard.
                                         Member of the Consulting Council of Banque de France. Director, AXA Financial
                                         (since July, 1992).
-----------------------------------------------------------------------------------------------------------------------------------
NORMAN C. FRANCIS
-----------------------------------------------------------------------------------------------------------------------------------
Xavier University of Louisiana           Director of Equitable Life (since March 1989). President of Xavier University of
7325 Palmetto Street                     Louisiana; Director, Piccadilly Cafeterias, Inc., and Entergy Corporation.
New Orleans, LA 70125
-----------------------------------------------------------------------------------------------------------------------------------
DONALD J. GREENE
-----------------------------------------------------------------------------------------------------------------------------------
LeBouef, Lamb, Greene & MacRae, L.L.P.   Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene &
125 West 55th Street                     MacRae, L.L.P. (since 1999). Prior thereto, Partner of the firm (1965 to 1999).
New York, NY 10019-4513                  Director of AXA Financial (since May 1992).
-----------------------------------------------------------------------------------------------------------------------------------
JOHN T. HARTLEY
-----------------------------------------------------------------------------------------------------------------------------------
1025 NASA Boulevard                      Director of Equitable Life (since August 1987). Currently a Director and retired
Melbourne, FL 32919                      Chairman and Chief Executive Officer of Harris Corporation (retired July 1995);
                                         previously held other officerships with Harris Corporation. Director of AXA Financial
                                         (since May 1992); Director of the McGraw Hill Companies.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN H.F. HASKELL JR.
-----------------------------------------------------------------------------------------------------------------------------------
Warburg Dillon Read LLC                  Director of Equitable Life (since July 1992); Director of AXA Financial (since July
294, Park Avenue                         1992); Director, Senior Advisor of Warburg Dillon Read LLC (since 1999); Prior
New York, NY 10171                       thereto, Managing Director and member of its Board of Directors (1975-1999);
                                         Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998); Director, Pall
                                         Corporation (since November 1998).
-----------------------------------------------------------------------------------------------------------------------------------
NINA HENDERSON
-----------------------------------------------------------------------------------------------------------------------------------
Bestfoods                                Director of Equitable Life (since December 1996). Corporate Vice President, Core
International Plaza                      Business Development of Bestfoods (since June 1999). Prior thereto, President,
700 Sylvan Avenue                        Bestfoods Grocery and Vice President, Bestfoods (formerly CPC International, Inc.)
Englewood Cliffs, NJ 07632-9976          (1997 to 1999). President, Bestfoods Specialty Markets Group (1993 to 1997);
                                         Director, Hunt Corporation and PACTIV Corporation. Director, AXA Financial (since
                                         December 1996).
-----------------------------------------------------------------------------------------------------------------------------------
W. EDWIN JARMAIN
-----------------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                       Director of Equitable Life (since July 1992). President, Jarmain Group Inc. (since
121 King Street West                     1979); and officer or director of several affiliated companies. Director, DLJ (since
Suite 2525                               October 1992), Alliance Capital Management Corporation (since May 2000), AXA
Toronto, Ontario M5H 3T9                 Insurance (Canada), Anglo Canada General Insurance Company, and AXA Pacific
Canada                                   Insurance Company, and Alternate Director, AXA Asia Pacific Holdings. Chairman
                                         (non-executive) and Director, FCA International Ltd. (January 1994 to May 1998).
                                         Director of AXA Financial, Inc. (since July 1992).
-----------------------------------------------------------------------------------------------------------------------------------

46  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

DIRECTORS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE T. LOWY
-----------------------------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore                Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore.
825 Eighth Avenue                      Director, Eramet.
New York, NY 10019
-----------------------------------------------------------------------------------------------------------------------------------
DIDIER PINEAU-VALENCIENNE
-----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston             Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse First
c/o Schneider Electric                 Boston (since March 1999). Chairman and Chief Executive Officer (1981 to February
64, rue de Miromesnil                  1999) (now Honorary Chairman) Schneider Electric. Member of the Supervisory Board
75008 Paris, France                    of AXA. Director of CGIP, Aventis (formerly Rhone-Poulenc, S.A.), Sema Group PLC
                                       (UK), Soft Computing and Swiss Helvetic Fund; member of the Advisory Board of
                                       Booz-Allen & Hamilton. Director of AXA Financial, Inc. (since February 1996).
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SELLA, JR.
-----------------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                           Director of Equitable Life (since May 1987). Retired Chairman and Chief Executive
Newton, NJ 07860                       Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of AXA Financial (since May 1992) and
                                       Coulter Pharmaceutical (since May 1987).
-----------------------------------------------------------------------------------------------------------------------------------
PETER J. TOBIN
-----------------------------------------------------------------------------------------------------------------------------------
St. John's University                  Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin College of
8000 Utopia Parkway                    Business Administration, St. John's University (since August 1998); Chief Financial
Jamaica, NY 11439                      Officer, Chase Manhattan Corp. (1985 to 1997). Director of Alliance Capital
                                       Management Corporation (since May 2000), the CIT Group, Inc. and H.W. Wilson
                                       Company.
-----------------------------------------------------------------------------------------------------------------------------------
DAVE H. WILLIAMS
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management            Director of Equitable Life (since March 1991). Chairman (since 1977) and former
Corporation                            Chief Executive Officer (1977 to January 1999), of Alliance, and Chairman or Director
1345 Avenue of the Americas            of numerous subsidiaries and affiliated companies of Alliance. Senior Executive Vice
New York, NY 10105                     President of AXA (January 1997 to January 2000). Director of AXA Financial (since
                                       May 1992).
-----------------------------------------------------------------------------------------------------------------------------------

47  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

OFFICERS - DIRECTORS

-----------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL HEGARTY
-----------------------------------------------------------------------------------------------------------------------------------
                                       Director of Equitable Life (since January 1998). President (since January 1998) and
                                       Chief Operating Officer (since February 1998), Equitable Life. Senior Vice Chairman
                                       (since November 1999), Vice Chairman (since April 1998), Senior Executive Vice
                                       President (January 1998 to April 1998), and Director and Chief Operating Officer
                                       (both since January 1998), AXA Financial. Director, President and Chief Operating
                                       Officer, Equitable of Colorado (since December 1999); AXA Client Solutions & AXA
                                       Distribution Holding Corp. (since September 1999). Vice Chairman (from 1996 to
                                       1997), Chase Manhattan Corporation. Vice Chairman (from 1995 to 1996) and
                                       Senior Executive Vice President (from 1991 to 1995), Chemical Bank. Director,
                                       ACMC, Inc. ("ACMC") (since March 1998). Trustee, EQ Advisors Trust. Director,
                                       Alliance and DLJ (both since May 1998).
-----------------------------------------------------------------------------------------------------------------------------------
EDWARD D. MILLER
-----------------------------------------------------------------------------------------------------------------------------------
                                       Director of Equitable Life (since August 1997). Chairman of the Board (since
                                       January 1998), Chief Executive Officer (since August 1997), President (August 1997 to January 1998), Equitable Life. Director, President and Chief Executive Officer, (all
                                       since August 1997), AXA Financial. Director, Chairman of the Board and Chief
                                       Executive Officer, Equitable of Colorado (since December 1999); AXA Client Solutions and AXA Distribution Holding Corp. (since September 1999). Member of the
                                       Management Board of AXA (since January 2000); Senior Vice Chairman, Chase
                                       Manhattan Corporation (March 1996 to April 1997). President (January 1994 to
                                       March 1996) and Vice Chairman (December 1991 to January 1994), Chemical Bank.
                                       Director, Alliance (since August 1997), DLJ (since November 1997), ACMC, Inc. (since
                                       March 1998), and AXA Canada (since September 1998). Director, KeySpan Energy
                                       Corporation.
-----------------------------------------------------------------------------------------------------------------------------------
STANLEY B. TULIN
-----------------------------------------------------------------------------------------------------------------------------------
                                       Director and Vice Chairman of the Board (since February 1998), and Chief Financial
                                       Officer (since May 1996), Equitable Life. Vice Chairman of the Board (since November
                                       1999) and Chief Financial Officer (since May 1997) and prior thereto, Senior
                                       Executive Vice President (February 1998 to November 1999), AXA Financial. Director,
                                       Vice Chairman and Chief Financial Officer (since December 1999) Equitable of
                                       Colorado; AXA Client Solutions, LLC and AXA Distributions Holding Corp. (since
                                       September 1999). Vice President (until 1998), EQ ADVISORS TRUST. Director,
                                       Alliance (since July 1997), and DLJ (since June 1997). Prior thereto, Chairman,
                                       Insurance Consulting and Actuarial Practice, Coopers & Lybrand, L.L.P.
-----------------------------------------------------------------------------------------------------------------------------------

48  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

OTHER OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
LEON B. BILLIS
-----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since February 1998) and Chief Information Officer (since
                                       November 1994), Equitable Life and AXA Client Solutions (since September 1999).
                                       Previously held other officerships with Equitable Life.
-----------------------------------------------------------------------------------------------------------------------------------
DERRY E. BISHOP
-----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998), Managing Director of Retail
                                       Distribution (since July 2000 to); Chief Agency Officer, (since December 1997), and
                                       Senior Vice President (January 1995 to September 1998), Equitable Life; Director and
                                       Executive Vice President, AXA Advisors LLC and Executive Vice President and Chief
                                       Agency Officer, AXA Client Solutions, LLC (all since September 1999). Prior thereto,
                                       Director (since 1995) and Executive Vice President (since 1994) EQF (now AXA
                                       Advisors).
-----------------------------------------------------------------------------------------------------------------------------------
HARVEY BLITZ
-----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Director
                                       and Chairman, Frontier Trust Company, FSB ("Frontier"). Director, EQF (now AXA
                                       Advisors) (until September 1999). Executive Vice President and Director (since
                                       September 1999), AXA Advisors, Director (until May 1996). Director and Senior Vice
                                       President, AXA Network, LLC (formerly EquiSource). Director and Officer of various
                                       Equitable Life affiliates. Previously held other officerships with Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
KEVIN R. BYRNE
-----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior Vice
                                       President and Treasurer, AXA Client Solutions, LLC; Equitable of Colorado (since
                                       December 1999). Treasurer, Frontier (since 1990) and AXA Network, LLC (since
                                       1999). Chairman (since August 2000) and Chief Executive Officer (since
                                       September 1997) Equitable Casualty Insurance Company ("Casualty"). Vice President
                                       and Treasurer, EQ ADVISORS TRUST (since March 1997). Director, Chairman,
                                       President and Chief Executive Officer, Equitable JV Holdings (since August 1997).
                                       Director (since July 1997), and Senior Vice President and Chief Financial Officer (since
                                       April 1998), ACMC. Previously held other officerships with Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN A. CAROSELLI
-----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998), Equitable Life; Senior Vice
                                       President, Equitable Life (February 1998 to September 1998); Senior Vice President,
                                       Chase Manhattan Corp. (1996 to 1998); Vice President, Chemical Bank (1991 to 1996)
-----------------------------------------------------------------------------------------------------------------------------------

49  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
JUDY A. FAUCETT
-----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life, (since September 1996) and Actuary (September
                                       1996 to December 1998). Partner and Senior Actuarial Consultant, Coopers &
                                       Lybrand L.L.P. (January 1989 to August 1996).
-----------------------------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
-----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Controller, Equitable Life, AXA Client Solutions, LLC and
                                       AXA Financial. Senior Vice President and Controller, The Equitable of Colorado, Inc.
                                       (since December 1999). Previously held other officerships with Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
-----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Auditor, Equitable Life. AXA Financial and AXA Client
                                       Solutions, LLC.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT E. GARBER
-----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Legal Officer (since November 1999), Equitable
                                       Life; prior thereto, Executive Vice President and General Counsel. General Counsel of
                                       AXA Financial. Executive Vice President and Chief Legal Officer of AXA Client
                                       Solutions, LLC. Previously held other officerships with Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
-----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since September 1999), Chief Compliance Officer and
                                       Associate General Counsel, Equitable Life. Senior Vice President, AXA Client
                                       Solutions, LLC. Previously held other officerships with Equitable Life.
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. MARTIN
-----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998) and Managing Director of Retail
                                       Distribution (since July 2000) Chief Marketing Officer (December 1997 to), Equitable
                                       Life; prior thereto, Senior Vice President and Chief Marketing Officer. Chairman and
                                       Chief Executive Officer, AXA Advisors LLC (since September 1999). Executive Vice
                                       President and Managing Director of Retail Distribution, AXA Client Solutions, LLC
                                       (since September 1999). Vice President, EQ ADVISORS TRUST (until April 1998).
                                       Director, Equitable Underwriting and Sales Agency (Bahamas), Ltd. and AXA
                                       Network, LLC; Executive Vice President (since December 1998), Colorado. Previously held other officerships with Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
RICHARD J. MATTEIS
-----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President, Equitable Life (since May 1998); Executive Vice President,
                                       AXA Client Solutions, LLC (since September 1999); Executive Vice President, Chase
                                       Manhattan Corporation (January 1983 to June 1997); Director, EQF (now AXA
                                       Advisors) (October 1998 to May 1999).
-----------------------------------------------------------------------------------------------------------------------------------

50 DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
PETER D. NORIS
-----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                       President (since May 1995) and Chief Investment Officer (since July 1995), AXA
                                       Financial. Chairman, President and Trustee (since March 1997), EQ ADVISORS TRUST.
                                       Executive Vice President and Chief Investment Officer, Equitable of Colorado (since
                                       December 1999), Executive Vice President, AXA Client Solutions (since
                                       September 1999). Director, Alliance, and Equitable Real Estate (until June 1997).
                                       Executive Vice President, EQF (now AXA Advisors) (since August 1999). Director,
                                       EREIM Managers Corp. (since July 1997), and EREIM LP Corp. (since October 1997).
-----------------------------------------------------------------------------------------------------------------------------------
BRIAN S. O'NEIL
-----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President, Equitable Life (since June 1998). Executive Vice President,
                                       AXA Client Solutions (since September 1999). Director of Investment, AXA
                                       Investment Management (January 1998 to June 1998); Chief Investment Officer, AXA
                                       Investment Management (July 1995 to January 1998). Trustee (since September
                                       1999), EQ ADVISORS TRUST.
-----------------------------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
-----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life and AXA Client Solutions (since September
                                       1999). Director, Chairman and Chief Operating Officer, Casualty, (September 1997 to
                                       August 2000). Director, Equitable Agri-Business, Inc. (until June 1997). Previously held other officerships with Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
-----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1999); Vice President, Secretary and Associate
                                       General Counsel, Equitable Life and AXA Financial, (since September 1995). Senior
                                       Vice President, Secretary and Associate General Counsel, AXA Financial and AXA
                                       Client Solutions (since November 1999). Senior Vice President, Secretary, and
                                       Associate General Counsel, Equitable of Colorado (since December 1999). Previously held other officerships with Equitable Life.
-----------------------------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
-----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1995) and General Counsel (since November
                                       1999) Equitable Life; prior thereto, Deputy General Counsel (1996-1999). Senior Vice
                                       President (since September 1996) and Deputy General Counsel (since September
                                       1999), AXA Financial. Senior Vice President and General Counsel, AXA Client
                                       Solutions (since November 1999). Senior Vice President and General Counsel,
                                       Equitable of Colorado (since December 1999). Director, AXA Advisors. Senior Vice
                                       President and General Counsel, EIC (June 1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------

51  DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
JOSE S. SUQUET
-----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Executive Vice President (since February 1998), Chief Distribution Officer (since
                                       December 1997) and Chief Agency Officer (August 1994 to December 1997),
                                       Equitable Life. Senior Executive Vice President, AXA Financial. Senior Executive Vice
                                       President and Chief Distribution Officer, AXA Client Solutions (since September
                                       1999). Senior Executive Vice President, Equitable of Colorado (since December 1999).
                                       Chairman (since December 1997), EDI. Prior thereto, Agency Manager.
-----------------------------------------------------------------------------------------------------------------------------------
GREGORY G. WILCOX
-----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998), Senior Vice President (May 1992 to
                                       September 1998), Equitable Life. Executive Vice President (since November 1999),
                                       AXA Financial; prior thereto, Senior Vice President. Executive Vice President, AXA
                                       Client Solutions, LLC (since September 1999).
-----------------------------------------------------------------------------------------------------------------------------------
R. LEE WILSON
-----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since May 1998) and Deputy Chief Financial Officer
                                       (September 1998 to July 1999), Equitable Life. Executive Vice President, AXA Client
                                       Solutions (since September 1999). Prior thereto, Executive Vice President, Chase
                                       Manhattan Bank.
-----------------------------------------------------------------------------------------------------------------------------------

 8
 FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE

 52  FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE
--------------------------------------------------------------------------------

 The financial statements of Separate Account FP as of December 31, 1999 and for each of the three years in the period ended December 31, 1999 and the financial statements of Equitable Life as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.

 A-1  APPENDIX I: INVESTMENT PERFORMANCE RECORD
--------------------------------------------------------------------------------

 The tables below show performance information for the variable investment options. The performance shown for each option equals the performance of the Portfolio corresponding to that option, reduced by the current rate of the policies' mortality and expense risk charge (.60% annual rate). You can find more information about the performance of the Portfolios in the EQ Advisors Trust prospectus attached at the end of this prospectus. The performance figures on which the tables are based are after deduction of all fees and expenses paid by the Trust or any of the Portfolios.


 For periods prior to October 18, 1999, the "Alliance" Portfolios (other than EQ/Alliance Premier Growth and EQ/Alliance Technology) were part of The Hudson River Trust. On October 18, 1999, these Portfolios became corresponding Portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust Portfolio and any predecessors that it may have had. In addition, we have adjusted the results for these Portfolios prior to the dates when the Class IB shares for these Portfolios were available, to reflect the 12b-1 fees currently imposed. Class IB shares of Alliance Money Market, Alliance High Yield, EQ Equity 500 Index** Alliance Common Stock and EQ/Aggressive Stock* Portfolios first became available in EQ Advisors Trust's predecessor on October 2, 1996. Class IB shares of Alliance Small Cap Growth Portfolio first became available in the Trust's predecessor on May 1, 1997.

-------------
  * Previously "Alliance Aggressive Stock"

 ** Previously "Alliance Equity 500 Index"


 The tables below, however, do not take into account the following additional charges that we will deduct under your policy: (1) the sales charge that we deduct from each premium payment you make; (2) the monthly cost of insurance charge; (3) the surrender charge; (4) any charge for optional rider benefits you may select or (5) the policies' monthly administrative charge (currently $20 for your policy's first 12 months and $7 per month thereafter, for issue ages 18 and older). For more information about these charges, see "Charges and expenses you will pay" in this prospectus. If we reflected these charges, the performance shown below would be reduced. We have not done so, however, because the actual impact of these charges on a particular policy varies considerably based on such factors as the insurance risk characteristics of the insured person; the face amount and other options you select for your policy; the amount and timing of your premium payments; and whether you make withdrawals, take policy loans, or surrender your policy. In order to better understand how the charges we have omitted from the below tables will affect your policy's value, you should refer to your Illustrations of Policy Benefits that your financial professional will provide. You can request Equitable Life or your financial professional to provide you with such illustrations at any time, whether before or after you purchase a policy.

 In a few cases, the return information shown in the first table below includes a period of time prior to when Separate Account FP first offered a corresponding variable investment option under any form of variable life insurance policy. Therefore, the second table below provides additional performance information from the date that those investment options actually received initial funding.


                       As supplemented December 29, 2000

 A-2  APPENDIX I: INVESTMENT PERFORMANCE RECORD
--------------------------------------------------------------------------------

 AVERAGE ANNUAL RATE OF RETURN
 AFTER DEDUCTION OF MORTALITY AND EXPENSE
 RISK CHARGE FOR PERIODS ENDING
 DECEMBER 31, 1999*


----------------------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE PORTFOLIO
                                                                                                      INCEPTION
 VARIABLE INVESTMENT OPTION                  1 YR.       3 YRS.      5 YRS.     10 YRS.                (DATE**)
----------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                         17.83%       8.83%      15.35%      15.71%            16.92%   (1/27/86)
Alliance Money Market                        4.10%       4.35%       4.47%       4.29%             6.06%   (7/13/81)
Alliance High Yield                         (4.16)%      1.92%       8.92%       9.30%             8.44%    (1/2/87)
Alliance Common Stock                       24.13%      26.89%      26.97%      17.59%            15.76%   (1/13/76)
Alliance Small Cap Growth                   26.86%        --          --          --              16.95%    (5/1/97)
EQ Equity 500 Index                         19.36%      25.99%      26.84%        --              22.69%    (3/1/94)
EQ Small Company Index                      20.00%        --          --          --               7.95%  (12/31/97)
EQ International Equity Index               26.70%        --          --          --              22.98%  (12/31/97)
EQ/Evergreen                                 9.06%        --          --          --               9.06%  (12/31/98)
EQ/Evergreen Foundation                      6.72%        --          --          --               6.72%  (12/31/98)
FI Small/Mid Cap Value                       1.19%        --          --          --               2.71%    (5/1/97)
J.P. Morgan Core Bond                       (2.19)%       --          --          --               2.96%  (12/31/97)
Lazard Large Cap Value                       2.91%        --          --          --              10.82%  (12/31/97)
Lazard Small Cap Value                       1.13%        --          --          --              (3.40)% (12/31/97)
Mercury Basic Value Equity                  18.23%        --          --          --              17.23%    (5/1/97)
Mercury World Strategy                      20.62%        --          --          --              11.45%    (5/1/97)
MFS Growth with Income                       8.06%        --          --          --               8.06%  (12/31/98)
MFS Research                                22.38%        --          --          --              23.20%    (5/1/97)
MFS Emerging Growth Companies               72.63%        --          --          --              47.38%    (5/1/97)
Morgan Stanley Emerging Markets Equity      94.57%        --          --          --               5.07%   (8/20/97)
EQ/Putnam Growth & Income Value             (1.95)%       --          --          --               9.46%    (5/1/97)
EQ/Putnam Investors Growth                  29.48%        --          --          --              33.87%    (5/1/97)
EQ/Putnam International Equity              59.29%        --          --          --              31.21%    (5/1/97)
----------------------------------------------------------------------------------------------------------------------------

 * No performance information is shown for EQ/Alliance Technology, as this Portfolio had not received its initial funding prior to December 31, 1999. No performance information is shown for EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research or Capital Guardian International, as those Portfolios became available after December 31, 1998. The inception date for these portfolios is April 30, 1999. Additionally, no performance information is shown for FI Mid Cap, and EQ/Janus Large Cap Growth, as these portfolios became available after December 31, 1998. The inception dates for these portfolios is September 1, 2000.


 ** The inception date shown is the date that the relevant Portfolio (or its predecessor) received its initial funding.


                       As supplemented December 29, 2000

 A-3  APPENDIX I: INVESTMENT PERFORMANCE RECORD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               AVERAGE ANNUAL RATES OF RETURN FOR PERIODS ENDING
                               DECEMBER 31, 1999 SINCE VARIABLE INVESTMENT
  VARIABLE INVESTMENT OPTION   OPTION INCEPTION (DATE)
--------------------------------------------------------------------------------
  Alliance Money Market         4.91% (1/27/86)
  Alliance Common Stock        17.40% (1/27/86)
--------------------------------------------------------------------------------

 Unlike the rate of return tables above, the following yield information does not include capital gains and losses that the Portfolios corresponding to the indicated variable investment options may have experienced.

--------------------------------------------------------------------------------
                                 ANNUALIZED YIELD FOR PERIODS
 VARIABLE INVESTMENT OPTION      ENDING DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                7 DAYS                             30 DAYS
--------------------------------------------------------------------------------
  Alliance Money Market          4.42%                               --
  Alliance High Yield             --                               12.30%
--------------------------------------------------------------------------------

The information in the tables above is not a guarantee, a prediction, or necessarily an indication of future performance.

 B-1  APPENDIX II: OUR DATA ON MARKET PERFORMANCE
--------------------------------------------------------------------------------

 In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:


 o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;


 o other appropriate indices of investment securities and averages for peer universes of mutual funds; or


 o data developed by us derived from such indices or averages.

 We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------
 Barron's                                  Money Management Letter
 Morningstar's Variable Annuities/Life     Investment Dealers Digest
 Business Week                             National Underwriter
 Forbes                                    Pension & Investments
 Fortune                                   USA Today
 Institutional Investor                    Investor's Daily
 Money                                     The New York Times
 Kiplinger's Personal Finance              The Wall Street Journal
 Financial Planning                        The Los Angeles Times
 Investment Adviser                        The Chicago Tribune
 Investment Management Weekly
--------------------------------------------------------------------------

 Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

 The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:


 o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and


 o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

 The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

 LONG-TERM MARKET TRENDS

 The following chart presents historical return trends for various types of securities. The information presented does not directly relate to the performance of our variable investment options or the Trust. Nevertheless, it may help you gain a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Incentive Life premiums.

 Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.

 B-2  APPENDIXII: OUR DATA ON MARKET PERFORMANCE
--------------------------------------------------------------------------------

 The chart below illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1999 for the types of securities indicated in the chart. These rates of return assume the reinvestment of dividends, capital gains and interest. The Consumer Price Index is also shown as a measure of inflation for comparison purposes. The investment return information presented is an historical record of unmanaged categories of securities. In addition, the rates of return shown do not reflect either (1) investment management fees and expenses, or (2) costs and charges associated with ownership of a variable life insurance policy.

 The rates of return illustrated do not represent returns of our variable investment options or the Portfolios and do not constitute a representation that the performance of those options or the Portfolios will correspond to rates of return such as those illustrated in the chart.


AVERAGE ANNUAL RATES OF RETURN


----------------------------------------------------------------------------------------------------------------------------------
                                               LONG-TERM      LONG-TERM      INTERMEDIATE-
FOR THE FOLLOWING PERIODS         COMMON       GOVERNMENT     CORPORATE      TERM GOV'T        U.S. TREASURY      CONSUMER
ENDING DECEMBER 31, 1999          STOCKS       BONDS          BONDS          BONDS             BILLS              PRICE INDEX
----------------------------------------------------------------------------------------------------------------------------------
1 Year                            21.04%        (8.96)%        (7.45)%        (1.77)%           4.68%              2.81%
3 Years                           27.56%         6.04 %         5.01 %         5.47 %           4.93%              2.04%
5 years                           28.55%         9.24 %         8.35 %         6.95 %           5.12%              2.39%
10 years                          18.20%         8.79 %         8.36 %         7.20 %           4.92%              2.94%
20 years                          17.87%        10.69 %        10.66 %         9.53 %           6.89%              4.01%
30 years                          13.72%         8.94 %         9.17 %         8.68 %           6.69%              5.12%
40 years                          12.22%         7.01 %         7.24 %         7.35 %           5.98%              4.46%
50 years                          13.61%         5.56 %         5.97 %         6.12 %           5.15%              4.01%
60 years                          12.86%         5.17 %         5.42 %         5.39 %           4.34%              4.24%
Since 1926                        11.35%         5.12 %         5.61 %         5.22 %           3.79%              3.07%
Inflation Adjusted Since 1926      8.03%         1.98 %         2.46 %         2.08 %           0.69%              0.00%
----------------------------------------------------------------------------------------------------------------------------------

 Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 2000 YEARBOOK, (TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

 Common Stocks (S&P 500) - Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

 Long-Term Government Bonds - Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

 Long-Term Corporate Bonds - For the period 1969-1999, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1999; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

 Intermediate-Term Government Bonds - Measured by a one-bond portfolio constructed each year containing a bond with approximately a five-year maturity.

 U.S. Treasury Bills - Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

 Consumer Price Index - Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

 C-1  APPENDIX III: AN INDEX OF KEY WORDS AND PHRASES
--------------------------------------------------------------------------------

 This index should help you locate more information on the terms used in this prospectus.


                                           PAGE
account value                                21
Administrative Office                         5
age                                          34
Allocation Date                              15
alternative death benefit                    17
amount at risk                               38
anniversary                                  34
assign; assignment                           32
automatic transfer service                   22
AXA Financial, Inc.                           4
basis                                        28
beneficiary                                  19
business day                                 33
Cash Surrender Value                         26
Code                                         27
collateral                                   24
cost of insurance charge                     38
cost of insurance rates                      38
customer loyalty credit                      39
day                                          33
death benefit guarantee                      14
default                                      12
dollar cost averaging service                22
enhanced death benefit guarantee             14
EQAccess                                      5
EQ Advisors Trust                            16
EQ Financial Consultants                     16
Equitable Distributors                       41
Equitable Life                                4
Equitable Access Account                     19
face amount                                  16
grace period                                 12
guarantee premium                            13
guaranteed interest option                   16
Guaranteed Interest Account                  16
Incentive Life                            cover
insured person                               17
Investment Funds                             16
investment option                            15
issue date                                   34
lapse                                        12


                                           PAGE
loan, loan interest                          24
modified endowment contract                  12
month, year                                  34
monthly deduction                             7
net cash surrender value                     26
no-lapse guarantee                           13
Option A, B                                  17
our                                           2
owner                                         2
paid up                                      27
paid up death benefit guarantee              14
partial withdrawal                           25
payment option                               19
planned periodic premium                     12
policy                                    cover
Portfolio                                 cover
premium charge                                7
premium payments                             12
prospectus                                cover
rebalancing                                  23
receive                                      33
restore, restoration                         13
rider                                        19
SEC                                       cover
Separate Account FP                          36
state                                         2
subaccount                                   36
surrender                                    26
surrender charge                              7
target premium                                8
telephone transfer                           22
transfers                                    22
Trust                                        16
units                                        21
unit values                                  21
us                                            2
variable investment option                   16
we                                            2
withdrawal                                   25
you, your                                     2